UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-2841

Fidelity Capital Trust
(Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts 02210
 (Address of principal executive offices)       (Zip code)

Scott C. Goebel, Secretary

245 Summer St.

Boston, Massachusetts 02210
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-563-7000

Date of fiscal year end:	September 30

Date of reporting period:	September 30, 2013

Item 1. Reports to Stockholders

Fidelity®

Stock Selector All Cap Fund

Annual Report

September 30, 2013

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2013 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended September 30, 2013	Past 1 year	Past 5 years	Past 10 years
Fidelity® Stock Selector All Cap Fund	23.36%	9.77%	7.53%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Stock Selector All Cap Fund, a class of the fund, on September 30, 2003. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

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Management's Discussion of Fund Performance

Market Recap: The bull run in U.S. stocks settled into a fifth year, as major equity benchmarks ripped through records during the 12 months ending September 30, 2013, despite bouts of volatility at either end of the period. Strong advances were fueled by a generally improving global economy and accommodative monetary policies worldwide. The trend was positive for much of the period, based largely on strengthening U.S. economic data. The broad-based S&P 500® Index set a series of new highs in rising 19.34% for the 12 months, while the blue-chip-laden Dow Jones Industrial AverageSM also achieved significant milestones en route to a 15.59% gain. The growth-oriented Nasdaq Composite Index® had an even stronger run, advancing 22.77%. Early in the period, stocks slipped on investor anxiety over the impending U.S. presidential election and federal debt-ceiling deadline. Although equities rebounded in the new year and steadily increased through late May, news that the U.S. Federal Reserve was considering tapering its stimulative bond-buying program kept stock markets in flux for the remainder of the period. The Fed eventually put aside an imminent tapering, but markets turned skittish over a possible military strike in Syria and a U.S. budget impasse that threatened to shut down the government. Elsewhere, non-U.S. developed-markets equities continued their rebound, with the MSCI® EAFE® Index adding 23.91%.

Comments from Geoff Stein and Christopher Sharpe, Lead Co-Portfolio Managers of Fidelity® Stock Selector All Cap Fund: For the year, the fund's Retail Class shares rose 23.36%, outpacing the S&P 500®. Relative to the benchmark, all 10 underlying equity sector central funds beat their respective benchmark components. Benefiting from strong stock selection, the biggest contributors were information technology, health care, energy, telecommunication services and industrials. Collectively, the technology, health care, energy and industrials central funds accounted for 51% of portfolio assets during the period. So, the outperformance of these sizable constituents drove the fund's overall relative performance. On the downside, holding a modest cash stake in a rising market dampened the fund's relative return. Several top individual contributors were underweightings in large index components that underperformed, including technology heavyweights Apple and IBM and integrated-oil giant Exxon Mobil. The biggest detractors were an untimely underweighting in diversified financial services company Bank of America and an out-of-benchmark investment in electronic-payment equipment provider VeriFone Systems. We sold VeriFone during the period, reduced our position in Apple, and significantly increased our investment in Bank of America.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

The Fund invests in Fidelity Central Funds, which are open-end investment companies with similar investment objectives to those of the Fund, available only to other mutual funds and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the underlying Fidelity Central Funds, the Fund also indirectly bear their proportionate share of the expenses of the underlying Fidelity Central Funds. These expenses are not included in the Fund's annualized expense ratio used to calculate either the actual or hypothetical expense estimates presented in the table but are summarized in a footnote to the table.

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The actual expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2013 to September 30, 2013) for Class A, Class T, Class B, Class C, Stock Selector All Cap, Class K and Institutional Class and for the entire period (August 13, 2013 to September 30, 2013) for Class Z. The hypothetical expense Example is based on an investment of $1,000 invested for the one-half year period (April 1, 2013 to September 30, 2013).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Annual Report

Shareholder Expense Example - continued

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense RatioB	Beginning Account Value	Ending Account Value September 30, 2013	Expenses Paid During Period
Class A	1.05%
Actual		$ 1,000.00	$ 1,115.60	$ 5.57C
HypotheticalA		$ 1,000.00	$ 1,019.80	$ 5.32D
Class T	1.31%
Actual		$ 1,000.00	$ 1,114.00	$ 6.94C
HypotheticalA		$ 1,000.00	$ 1,018.50	$ 6.63D
Class B	1.86%
Actual		$ 1,000.00	$ 1,111.00	$ 9.84C
HypotheticalA		$ 1,000.00	$ 1,015.74	$ 9.40D
Class C	1.83%
Actual		$ 1,000.00	$ 1,111.00	$ 9.68C
HypotheticalA		$ 1,000.00	$ 1,015.89	$ 9.25D
Stock Selector All Cap	.70%
Actual		$ 1,000.00	$ 1,117.40	$ 3.72C
HypotheticalA		$ 1,000.00	$ 1,021.56	$ 3.55D
Class K	.61%
Actual		$ 1,000.00	$ 1,118.00	$ 3.24C
HypotheticalA		$ 1,000.00	$ 1,022.01	$ 3.09D
Institutional Class	.77%
Actual		$ 1,000.00	$ 1,117.10	$ 4.09C
HypotheticalA		$ 1,000.00	$ 1,021.21	$ 3.90D
Class Z	.61%
Actual		$ 1,000.00	$ 1,014.30	$ .82C
HypotheticalA		$ 1,000.00	$ 1,022.01	$ 3.09D

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

Annual Report

C Actual expenses are equal to each Class' annualized expense ratio; multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period) for Class A, Class T, Class B, Class C, Stock Selector All Cap, Class K, and Institutional Class and multiplied by 49/365 (to reflect the period August 13, 2013 to September 30, 2013) for Class Z.

D Hypothetical expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

In addition to the expenses noted above, the Fund also indirectly bears its proportional share of the expenses of the underlying Fidelity Central Funds. Annualized expenses of the underlying Fidelity Central Funds as of their most recent fiscal half year ranged from less than .01% to .01%.

Annual Report

Investment Changes (Unaudited)

The information in the following tables is based on the Fund's pro-rata share of the investments of Fidelity's Equity Central Funds.
Top Ten Stocks as of September 30, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Google, Inc. Class A	1.7	1.6
British American Tobacco PLC sponsored ADR	1.5	1.5
Exxon Mobil Corp.	1.2	1.0
The Coca-Cola Co.	1.2	1.3
General Electric Co.	1.2	1.3
Procter & Gamble Co.	1.2	1.3
Gilead Sciences, Inc.	0.9	0.9
CVS Caremark Corp.	0.9	0.9
Apple, Inc.	0.9	1.7
Bank of America Corp.	0.9	0.8
	11.6
Top Five Market Sectors as of September 30, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	17.2	17.5
Financials	15.7	15.6
Health Care	13.1	12.3
Consumer Discretionary	12.6	11.4
Energy	10.6	10.7
At period end, investments in foreign securities, including the Fund's pro-rata share of Fidelity's Equity Central Funds, was 15.5% of net assets.

An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro-rata share of any securities and other investments held indirectly through its investment in the underlying non-money market Fidelity Central Funds, is available at fidelity.com and/or advisor.fidelity.com, as applicable.

Annual Report

Investments September 30, 2013

Showing Percentage of Net Assets

Equity Central Funds - 100.0%
	Shares	Value (000s)
Fidelity Consumer Discretionary Central Fund (b)	2,237,172	$ 439,067
Fidelity Consumer Staples Central Fund (b)	2,106,899	382,002
Fidelity Energy Central Fund (b)	2,616,706	379,161
Fidelity Financials Central Fund (b)	8,810,557	641,849
Fidelity Health Care Central Fund (b)	2,223,030	494,424
Fidelity Industrials Central Fund (b)	1,960,351	388,640
Fidelity Information Technology Central Fund (b)	3,108,950	691,773
Fidelity Materials Central Fund (b)	617,101	127,863
Fidelity Telecom Services Central Fund (b)	712,390	111,097
Fidelity Utilities Central Fund (b)	1,029,634	134,295
TOTAL EQUITY CENTRAL FUNDS (Cost $2,790,462)		3,790,171
Money Market Central Funds - 0.0%

Fidelity Cash Central Fund, 0.10% (a) (Cost $1,391)	1,390,624	1,391
TOTAL INVESTMENT PORTFOLIO - 100.0% (Cost $2,791,853)		3,791,562
NET OTHER ASSETS (LIABILITIES) - 0.0%		(846)
NET ASSETS - 100%		$ 3,790,716
Legend

(a) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. A complete unaudited schedule of portfolio holdings for each Fidelity Central Fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-Q and is available upon request or at the SEC's website at www.sec.gov. An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro-rata share of securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, is available at fidelity.com and/or advisor.fidelity.com, as applicable. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 1
Fidelity Consumer Discretionary Central Fund	4,177
Fidelity Consumer Staples Central Fund	9,322
Fidelity Energy Central Fund	5,764
Fidelity Financials Central Fund	11,272
Fidelity Health Care Central Fund	3,705
Fidelity Industrials Central Fund	5,787
Fidelity Information Technology Central Fund	5,042
Fidelity Materials Central Fund	1,917
Fidelity Securities Lending Cash Central Fund	-*
Fidelity Telecom Services Central Fund	3,007
Fidelity Utilities Central Fund	3,658
Total	$ 53,652
* Amount represents less than $1,000
Additional information regarding the Fund's fiscal year to date purchases and sales, including the ownership percentage, of the non Money Market Central Funds is as follows:
Fund (Amounts in thousands)	Value, beginning of period	Purchases*	Sales Proceeds	Value, end of period	% ownership, end of period
Fidelity Consumer Discretionary Central Fund	$ 247,223	$ 70,134	$ 43,092	$ 439,067	32.7%
Fidelity Consumer Staples Central Fund	270,008	62,015	58,598	382,002	37.6%
Fidelity Energy Central Fund	270,173	52,471	70,384	379,161	35.9%
Fidelity Financials Central Fund	381,251	97,720	57,790	641,849	32.8%
Fidelity Health Care Central Fund	290,253	73,819	80,874	494,424	34.9%
Fidelity Industrials Central Fund	233,368	45,871	36,685	388,640	32.4%
Fidelity Information Technology Central Fund	473,022	84,544	87,736	691,773	34.8%
Fidelity Materials Central Fund	78,333	14,437	425	127,863	31.9%
Fidelity Telecom Services Central Fund	78,962	13,577	12,503	111,097	37.5%
Fidelity Utilities Central Fund	87,525	23,843	12,685	134,295	33.7%
Total	$ 2,410,118	$ 538,431	$ 460,772	$ 3,790,171
* Includes the value of shares purchased through in-kind transactions. See Note 2 of the Notes to Financial Statements.
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

The information in the following table is based on the Fund's pro-rata share of the investments of Fidelity's Equity Central Funds.
Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows (Unaudited):
United States of America	84.5%
United Kingdom	2.8%
Canada	1.4%
Switzerland	1.4%
Japan	1.1%
Bermuda	1.0%
Netherlands	1.0%
Others (Individually Less Than 1%)	6.8%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	September 30, 2013

Assets
Investments in Fidelity Central Funds (cost $2,791,853)		$ 3,791,562
Cash		89
Receivable for investments sold		15,419
Receivable for fund shares sold		737
Dividends receivable		7
Receivable from investment adviser for expense reductions		2
Other receivables		78
Total assets		3,807,894

Liabilities
Payable for investments purchased	$ 1
Payable for fund shares redeemed	14,646
Accrued management fee	1,670
Distribution and service plan fees payable	167
Other affiliated payables	590
Other payables and accrued expenses	104
Total liabilities		17,178

Net Assets		$ 3,790,716
Net Assets consist of:
Paid in capital		$ 2,908,932
Undistributed net investment income		20,611
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(138,537)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		999,710
Net Assets		$ 3,790,716

See accompanying notes which are an integral part of the financial statements.

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Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	September 30, 2013

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($225,843.75 ÷ 6,518.35 shares)	$ 34.65

Maximum offering price per share (100/94.25 of $34.65)	$ 36.76
Class T: Net Asset Value and redemption price per share ($130,899.44 ÷ 3,785.23 shares)	$ 34.58

Maximum offering price per share (100/96.50 of $34.58)	$ 35.83
Class B: Net Asset Value and offering price per share ($13,313.75 ÷ 386.61 shares)A	$ 34.44

Class C: Net Asset Value and offering price per share ($65,236.48 ÷ 1,894.11 shares)A	$ 34.44

Stock Selector All Cap: Net Asset Value, offering price and redemption price per share ($2,953,140.88 ÷ 84,989.70 shares)	$ 34.75

Class K: Net Asset Value, offering price and redemption price per share ($105,282.65 ÷ 3,028.13 shares)	$ 34.77

Institutional Class: Net Asset Value, offering price and redemption price per share ($296,897.77 ÷ 8,550.97 shares)	$ 34.72

Class Z: Net Asset Value, offering price and redemption price per share ($101.42 ÷ 2.92 shares)	$ 34.73

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended September 30, 2013

Investment Income
Dividends		$ 240
Income from Fidelity Central Funds		53,652
Total income		53,892

Expenses
Management fee Basic fee	$ 18,215
Performance adjustment	(1,214)
Transfer agent fees	5,414
Distribution and service plan fees	1,502
Accounting and security lending fees	946
Custodian fees and expenses	21
Independent trustees' compensation	20
Registration fees	247
Audit	64
Legal	21
Miscellaneous	139
Total expenses before reductions	25,375
Expense reductions	(843)	24,532
Net investment income (loss)		29,360
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	1,794
Fidelity Central Funds	159,100
Foreign currency transactions	2
Total net realized gain (loss)		160,896
Change in net unrealized appreciation (depreciation) on: Investment securities	540,025
Assets and liabilities in foreign currencies	(1)
Total change in net unrealized appreciation (depreciation)		540,024
Net gain (loss)		700,920
Net increase (decrease) in net assets resulting from operations		$ 730,280

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

Amounts in thousands	Year ended September 30, 2013	Year ended September 30, 2012
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 29,360	$ 19,322
Net realized gain (loss)	160,896	42,385
Change in net unrealized appreciation (depreciation)	540,024	450,780
Net increase (decrease) in net assets resulting from operations	730,280	512,487
Distributions to shareholders from net investment income	(24,415)	(7,628)
Distributions to shareholders from net realized gain	(3,382)	(830)
Total distributions	(27,797)	(8,458)
Share transactions - net increase (decrease)	679,524	623,455
Total increase (decrease) in net assets	1,382,007	1,127,484

Net Assets
Beginning of period	2,408,709	1,281,225
End of period (including undistributed net investment income of $20,611 and undistributed net investment income of $16,051, respectively)	$ 3,790,716	$ 2,408,709

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Year ended September 30,	2013 H
Selected Per-Share Data
Net asset value, beginning of period	$ 27.78
Income from Investment Operations
Net investment income (loss) E	.17
Net realized and unrealized gain (loss)	6.79
Total from investment operations	6.96
Distributions from net investment income	(.07)
Distributions from net realized gain	(.02)
Total distributions	(.09)
Net asset value, end of period	$ 34.65
Total Return B, C, D	25.12%
Ratios to Average Net Assets F, I
Expenses before reductions	1.06% A
Expenses net of fee waivers, if any	1.06% A
Expenses net of all reductions	1.04% A
Net investment income (loss)	.59% A
Supplemental Data
Net assets, end of period (in millions)	$ 226
Portfolio turnover rate G	8% J, K

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. Based on their most recent shareholder report date, the expenses ranged from less than .01% to .01%.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period October 23, 2012 (commencement of sale of shares) to September 30, 2013.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J The portfolio turnover rate does not include the assets acquired in the merger.

K Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Year ended September 30,	2013 H
Selected Per-Share Data
Net asset value, beginning of period	$ 27.78
Income from Investment Operations
Net investment income (loss) E	.10
Net realized and unrealized gain (loss)	6.77
Total from investment operations	6.87
Distributions from net investment income	(.05)
Distributions from net realized gain	(.02)
Total distributions	(.07)
Net asset value, end of period	$ 34.58
Total Return B, C, D	24.81%
Ratios to Average Net Assets F, I
Expenses before reductions	1.32% A
Expenses net of fee waivers, if any	1.31% A
Expenses net of all reductions	1.29% A
Net investment income (loss)	.34% A
Supplemental Data
Net assets, end of period (in millions)	$ 131
Portfolio turnover rate G	8% J, K

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. Based on their most recent shareholder report date, the expenses ranged from less than .01% to .01%.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period October 23, 2012 (commencement of sale of shares) to September 30, 2013.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J The portfolio turnover rate does not include the assets acquired in the merger.

K Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Year ended September 30,	2013 H
Selected Per-Share Data
Net asset value, beginning of period	$ 27.78
Income from Investment Operations
Net investment income (loss) E	(.06)
Net realized and unrealized gain (loss)	6.77
Total from investment operations	6.71
Distributions from net investment income	(.03)
Distributions from net realized gain	(.02)
Total distributions	(.05)
Net asset value, end of period	$ 34.44
Total Return B, C, D	24.18%
Ratios to Average Net Assets F, I
Expenses before reductions	1.86% A
Expenses net of fee waivers, if any	1.86% A
Expenses net of all reductions	1.84% A
Net investment income (loss)	(.21)% A
Supplemental Data
Net assets, end of period (in millions)	$ 13
Portfolio turnover rate G	8% J, K

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. Based on their most recent shareholder report date, the expenses ranged from less than .01% to .01%.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period October 23, 2012 (commencement of sale of shares) to September 30, 2013.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J The portfolio turnover rate does not include the assets acquired in the merger.

K Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Year ended September 30,	2013 H
Selected Per-Share Data
Net asset value, beginning of period	$ 27.78
Income from Investment Operations
Net investment income (loss) E	(.05)
Net realized and unrealized gain (loss)	6.76
Total from investment operations	6.71
Distributions from net investment income	(.03)
Distributions from net realized gain	(.02)
Total distributions	(.05)
Net asset value, end of period	$ 34.44
Total Return B, C, D	24.19%
Ratios to Average Net Assets F, I
Expenses before reductions	1.84% A
Expenses net of fee waivers, if any	1.84% A
Expenses net of all reductions	1.82% A
Net investment income (loss)	(.18)% A
Supplemental Data
Net assets, end of period (in millions)	$ 65
Portfolio turnover rate G	8% J, K

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. Based on their most recent shareholder report date, the expenses ranged from less than .01% to .01%.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period October 23, 2012 (commencement of sale of shares) to September 30, 2013.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J The portfolio turnover rate does not include the assets acquired in the merger.

K Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Stock Selector All Cap

Years ended September 30,	2013	2012	2011 G	2010 J	2009 J	2008 J
Selected Per-Share Data
Net asset value, beginning of period	$ 28.48	$ 22.21	$ 23.68	$ 19.98	$ 18.79	$ 32.37
Income from Investment Operations
Net investment income (loss) D	.30	.24	.15	.16	.14	.20
Net realized and unrealized gain (loss)	6.28	6.18	(1.48)	3.69	1.27	(12.14)
Total from investment operations	6.58	6.42	(1.33)	3.85	1.41	(11.94)
Distributions from net investment income	(.27)	(.14)	(.14)	(.15)	(.22)	(.16)
Distributions from net realized gain	(.04)	(.02)	-	-	-	(1.48)
Total distributions	(.31)	(.15) L	(.14)	(.15)	(.22)	(1.64)
Net asset value, end of period	$ 34.75	$ 28.48	$ 22.21	$ 23.68	$ 19.98	$ 18.79
Total Return B, C	23.36%	29.02%	(5.68)%	19.35%	7.77%	(38.78)%
Ratios to Average Net Assets E, H
Expenses before reductions	.71%	.72%	.80% A	.87%	.87%	.93%
Expenses net of fee waivers, if any	.71%	.72%	.80% A	.87%	.87%	.93%
Expenses net of all reductions	.69%	.71%	.78% A	.86%	.87%	.93%
Net investment income (loss)	.96%	.90%	.64% A	.72%	.82%	.77%
Supplemental Data
Net assets, end of period (in millions)	$ 2,953	$ 2,361	$ 1,247	$ 730	$ 552	$ 698
Portfolio turnover rate F	8% I, K	21%	9% A	147% K	109%	121%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. Based on their most recent shareholder report date, the expenses ranged from less than .01% to .01%.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the eleven month period ended September 30. The Fund changed its fiscal year from October 31 to September 30, effective September 30, 2011.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I The portfolio turnover rate does not include the assets acquired in the merger.

J For the period ended October 31.

K Portfolio turnover rate excludes securities received or delivered in-kind.

L Total distributions of $.15 per share is comprised of distributions from net investment income of $.136 and distributions from net realized gain of $.015 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class K

Years ended September 30,	2013	2012	2011 G	2010 K	2009 K	2008 H
Selected Per-Share Data
Net asset value, beginning of period	$ 28.50	$ 22.23	$ 23.70	$ 20.00	$ 18.81	$ 27.80
Income from Investment Operations
Net investment income (loss) D	.33	.27	.19	.20	.18	.06
Net realized and unrealized gain (loss)	6.28	6.19	(1.47)	3.69	1.27	(9.05)
Total from investment operations	6.61	6.46	(1.28)	3.89	1.45	(8.99)
Distributions from net investment income	(.30)	(.17)	(.19)	(.19)	(.26)	-
Distributions from net realized gain	(.04)	(.02)	-	-	-	-
Total distributions	(.34)	(.19)	(.19)	(.19)	(.26)	-
Net asset value, end of period	$ 34.77	$ 28.50	$ 22.23	$ 23.70	$ 20.00	$ 18.81
Total Return B, C	23.47%	29.18%	(5.50)%	19.54%	8.00%	(32.34)%
Ratios to Average Net Assets E, I
Expenses before reductions	.61%	.61%	.62% A	.68%	.65%	.79% A
Expenses net of fee waivers, if any	.61%	.61%	.62% A	.68%	.65%	.79% A
Expenses net of all reductions	.59%	.59%	.60% A	.66%	.65%	.78% A
Net investment income (loss)	1.06%	1.02%	.81% A	.91%	1.04%	.63% A
Supplemental Data
Net assets, end of period (in millions)	$ 105	$ 47	$ 34	$ 36	$ 22	$ 35
Portfolio turnover rate F	8% J, L	21%	9% A	147% L	109%	121%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. Based on their most recent shareholder report date, the expenses ranged from less than .01% to .01%.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the eleven month period ended September 30. The Fund changed its fiscal year from October 31 to September 30, effective September 30, 2011.

H For the period May 9, 2008 (commencement of sale of shares) to October 31, 2008.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J The portfolio turnover rate does not include the assets acquired in the merger.

K For the period ended October 31.

L Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Year ended September 30,	2013 G
Selected Per-Share Data
Net asset value, beginning of period	$ 27.78
Income from Investment Operations
Net investment income (loss) D	.25
Net realized and unrealized gain (loss)	6.79
Total from investment operations	7.04
Distributions from net investment income	(.08)
Distributions from net realized gain	(.02)
Total distributions	(.10)
Net asset value, end of period	$ 34.72
Total Return B, C	25.43%
Ratios to Average Net Assets E, H
Expenses before reductions	.78% A
Expenses net of fee waivers, if any	.78% A
Expenses net of all reductions	.76% A
Net investment income (loss)	.87% A
Supplemental Data
Net assets, end of period (in millions)	$ 297
Portfolio turnover rate F	8% I, J

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. Based on their most recent shareholder report date, the expenses ranged from less than .01% to .01%.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period October 23, 2012 (commencement of sale of shares) to September 30, 2013.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I The portfolio turnover rate does not include the assets acquired in the merger.

J Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class Z

Year ended September 30,	2013 G
Selected Per-Share Data
Net asset value, beginning of period	$ 34.24
Income from Investment Operations
Net investment income (loss) D	.06
Net realized and unrealized gain (loss)	.43
Total from investment operations	.49
Net asset value, end of period	$ 34.73
Total Return B, C	1.43%
Ratios to Average Net Assets E, H
Expenses before reductions	.61% A
Expenses net of fee waivers, if any	.61% A
Expenses net of all reductions	.59% A
Net investment income (loss)	1.36% A
Supplemental Data
Net asset value, end of period (000 omitted)	101
Portfolio turnover rate F	8% I, J

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. Based on their most recent shareholder report date, the expenses ranged from less than .01% to .01%.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period August 13, 2013 (commencement of sale of shares) to September 30, 2013.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I The portfolio turnover rate does not include the assets acquired in the merger.

J Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended September 30, 2013

(Amounts in thousands except percentages)

1. Organization.

Fidelity Stock Selector All Cap Fund (the Fund) is a fund of Fidelity Capital Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund commenced sale of Class A, Class T, Class B, Class C and Institutional Class shares on October 23, 2012. The Fund commenced sale of Class Z shares on August 13, 2013. The Fund offers Class A, Class T, Class C, Stock Selector All Cap, Class K, Institutional Class and Class Z shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

During the period, the Fund exchanged securities for shares of 10 Fidelity Equity Central Funds ("the Equity Central Funds") all of which are affiliated investment companies managed by FMRC, an affiliate of FMR. Each of the Equity Central Funds seeks capital appreciation and invests primarily in securities of companies whose principal business activities fall within specific industries. The Fund delivered securities to each Equity Central Fund in exchange for shares of each respective Equity Central Fund, as presented in the accompanying table. The exchange with Telecom Services resulted in a realized gain of $297 and $296 to the Fund for Financial Statement and for federal income tax purposes, respectively.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

2. Investments in Fidelity Central Funds - continued

Fidelity Equity Central Fund	Value of Securities Delivered	Unrealized Appreciation / (Depreciation)	Shares of Equity Central Fund Exchanged
Consumer Discretionary	$ 37,807	$ 3,097	198
Consumer Staples	33,048	1,670	179
Energy	34,725	1,110	250
Financials	52,529	1,975	724
Health Care	41,205	5,068	197
Industrials	32,762	1,854	172
Information Technology	57,698	5,160	276
Materials	10,317	378	52
Telecom Services	9,474	(81)	60
Utilities	11,773	296	90
Total	$ 321,338	$ 20,527	2,198

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the Fund. These strategies are consistent with the investment objectives of the Fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the Fund. The following summarizes the Fund's investment in each non-money market Fidelity Central Fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio*
Fidelity Equity Central Funds	FMR Co., Inc. (FMRC)	Each fund seeks capital appreciation by investing primarily in common stocks, with a concentration in a particular industry.	Foreign Securities Repurchase Agreements Restricted Securities	Less than .01% to .01%

* Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro-rata share of any securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, is available at fidelity.com and/or advisor.fidelity.com, as applicable. A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including

Annual Report

2. Investments in Fidelity Central Funds - continued

investment valuation policies) of those funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Foreign Currency - continued

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known. Expenses included in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses of the Fidelity Central Funds. Although not included in the Fund's expenses, the Fund indirectly bears its proportionate share of the Fidelity Central Funds' expenses through the impact of these expenses on each Fidelity Central Fund's NAV.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of September 30, 2013, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, partnerships (including allocations from Fidelity Central Funds), deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 738,354
Gross unrealized depreciation	(349)
Net unrealized appreciation (depreciation) on securities and other investments	$ 738,005
Tax Cost	$ 3,053,557

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 22,107
Undistributed long-term capital gain	$ 174,126
Net unrealized appreciation (depreciation)	$ 738,006

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. Capital loss carryforwards were as follows:

Fiscal year of expiration:
2016	$ (9,858)
2017	(42,130)
Total capital loss carryforward	$ (51,988)

The Fund acquired $120,933 of capital loss carryforwards from Fidelity Advisor Stock Selector All Cap Fund when it merged into the Fund in October 2012. The losses acquired that will be available to offset future capital gains of the Fund will be limited to approximately $18,047 per year. The Fund acquired $34,658 of capital loss carryforwards from Fidelity Tax Managed Stock Fund and $62,546 of capital loss carryforwards from Fidelity 130/30 Large Cap Fund in June 2013. The losses acquired that will be available to offset future capital gains of the Fund will be limited to approximately $2,038 and $594 per year, respectively. As a result, at least $88,580 of the Fund's capital loss carryforward will expire unused and is not included in the capital loss carryforward amounts disclosed above.

The tax character of distributions paid was as follows:

	September 30, 2013	September 30, 2012
Ordinary Income	$ 27,797	$ 8,458

4. Purchases and Sales of Investments.

Purchases and sales of securities (including the Equity Central Funds), other than short-term securities and in-kind transactions, aggregated $252,915 and $481,109, respectively.

Annual Report

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR, including any mutual funds previously advised by FMR that are currently advised by Fidelity SelectCo, LLC, an affiliate of FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± 20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of the Stock Selector All Cap Fund as compared to an appropriate benchmark index over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .52% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

FMR pays a portion of the management fees received from the Fund to the Fidelity Central Funds' investment advisers, who are also affiliates, for managing the assets of the Fidelity Central Funds.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 444	$ 10
Class T	.25%	.25%	507	7
Class B	.75%	.25%	114	87
Class C	.75%	.25%	437	50
			$ 1,502	$ 154

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

5. Fees and Other Transactions with Affiliates - continued

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 14
Class T	5
Class B*	5
Class C*	3
$ 27

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Stock Selector All Cap, except for Class Z. FIIOC receives an asset-based fee of Class K's and Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 450	.25*
Class T	259	.26*
Class B	35	.30*
Class C	124	.28*
Stock Selector All Cap	3,923.15
Class K	32.05
Institutional Class	591	.23*
Class Z	-**	.05*
	$ 5,414

* Annualized

** Amount represents seven dollars.

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The fee is based on the level of average net assets for each month.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $1 for the period.

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $7 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. At period end, there were no security loans outstanding. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to twenty-two dollars. During the period, there were no securities loaned to FCM.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

8. Expense Reductions.

FMR voluntarily agreed to reimburse a portion of the Fund's Class A, Class T, Class B, Class C, Stock Selector All Cap, Class K and Institutional Class operating expenses. During the period, this reimbursement reduced expenses as follows:

Reimbursement

Class A	$ 1
Class T	-*
Class B	-**
Class C	-***
Stock Selector All Cap	96
Class K	3
Institutional Class	1
$ 101

* Amount represents four hundred and eighty dollars.

** Amount represents fifty-two dollars.

*** Amount represents two hundred and thirty-eight dollars.

Commissions paid to certain brokers with whom FMR, or its affiliates, places trades on behalf of the Fund and the Equity Central Funds include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $737 for the period.

In addition, FMR reimbursed a portion of the Fund's operating expenses during the period in the amount of $5.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended September 30,	2013A	2012
From net investment income
Class A	$ 411	$ -
Class T	188	-
Class B	11	-
Class C	39	-
Stock Selector All Cap	22,500	7,362
Class K	490	266
Institutional Class	776	-
Total	$ 24,415	$ 7,628

Annual Report

9. Distributions to Shareholders - continued

Years ended September 30,	2013A	2012
From net realized gain
Class A	$ 122	$ -
Class T	70	-
Class B	8	-
Class C	27	-
Stock Selector All Cap	2,907	807
Class K	56	23
Institutional Class	192	-
Total	$ 3,382	$ 830

A Distributions for Class A, Class T, Class B, Class C and Institutional Class are for the period October 23, 2012, (commencement of sale of shares) to September 30, 2013.

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended September 30,	2013 A, B	2012	2013 A, B	2012
Class A
Shares sold	657	-	$ 20,426	$ -
Issued in exchange for shares of Fidelity 130/30 Large Cap Fund	53	-	1,661	-
Issued in exchange for shares of Fidelity Advisor Stock Selector All Cap Fund	6,392	-	177,562	-
Issued in exchange for shares of Fidelity Advisor Strategic Growth Fund	686	-	21,621	-
Issued in exchange for shares of Fidelity Large Cap Growth Fund	448	-	14,128	-
Issued in exchange for shares of Fidelity Tax Managed Stock Fund	241	-	7,592	-
Reinvestment of distributions	18	-	511	-
Shares redeemed	(1,977)	-	(61,087)	-
Net increase (decrease)	6,518	-	$ 182,414	$ -
Class T
Shares sold	267	-	$ 8,363	$ -
Issued in exchange for shares of Fidelity 130/30 Large Cap Fund	31	-	985	-
Issued in exchange for shares of Fidelity Advisor Stock Selector All Cap Fund	3,617	-	100,480	-
Issued in exchange for shares of Fidelity Advisor Strategic Growth Fund	360	-	11,350	-
Issued in exchange for shares of Fidelity Large Cap Growth Fund	196	-	6,157	-
Issued in exchange for shares of Fidelity Tax Managed Stock Fund	124	-	3,891	-
Reinvestment of distributions	9	-	247	-

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

10. Share Transactions - continued

	Shares		Dollars
Years ended September 30,	2013 A, B	2012	2013 A, B	2012
Class T
Shares redeemed	(819)	-	$ (25,138)	$ -
Net increase (decrease)	3,785	-	$ 106,335	$ -
Class B
Shares sold	7	-	$ 251	$ -
Issued in exchange for shares of Fidelity 130/30 Large Cap Fund	12	-	372	-
Issued in exchange for shares of Fidelity Advisor Stock Selector All Cap Fund	432	-	11,996	-
Issued in exchange for shares of Fidelity Advisor Strategic Growth Fund	39	-	1,226	-
Issued in exchange for shares of Fidelity Large Cap Growth Fund	45	-	1,402	-
Issued in exchange for shares of Fidelity Tax Managed Stock Fund	20	-	614	-
Reinvestment of distributions	1	-	18	-
Shares redeemed	(169)	-	(5,331)	-
Net increase (decrease)	387	-	$ 10,548	$ -
Class C
Shares sold	122	-	$ 3,833	$ -
Issued in exchange for shares of Fidelity 130/30 Large Cap Fund	35	-	1,092	-
Issued in exchange for shares of Fidelity Advisor Stock Selector All Cap Fund	1,407	-	39,072	-
Issued in exchange for shares of Fidelity Advisor Strategic Growth Fund	242	-	7,604	-
Issued in exchange for shares of Fidelity Large Cap Growth Fund	246	-	7,718	-
Issued in exchange for shares of Fidelity Tax Managed Stock Fund	81	-	2,547	-
Reinvestment of distributions	2	-	59	-
Shares redeemed	(241)	-	(7,375)	-
Net increase (decrease)	1,894	-	$ 54,550	$ -
Stock Selector All Cap
Shares sold	7,716	46,209	$ 278,216	$ 1,129,433
Issued in exchange for shares of Fidelity 130/30 Large Cap Fund	564	-	17,803	-
Issued in exchange for shares of Fidelity Large Cap Growth Fund	4,124	-	130,279	-
Issued in exchange for shares of Fidelity Tax Managed Stock Fund	1,893	-	59,813	-
Reinvestment of distributions	894	326	25,085	7,992
Shares redeemed	(13,117)	(19,746)	(461,605)	(516,662)
Net increase (decrease)	2,074	26,789	$ 49,591	$ 620,763

Annual Report

10. Share Transactions - continued

	Shares		Dollars
Years ended September 30,	2013 A, B	2012	2013 A, B	2012
Class K
Shares sold	1,966	557	$ 62,070	$ 14,475
Reinvestment of distributions	19	12	546	289
Shares redeemed	(615)	(459)	(19,796)	(12,072)
Net increase (decrease)	1,370	110	$ 42,820	$ 2,692
Institutional Class
Shares sold	892	-	$ 27,516	$ -
Issued in exchange for shares of Fidelity 130/30 Large Cap Fund	3	-	86	-
Issued in exchange for shares of Fidelity Advisor Stock Selector All Cap Fund	9,736	-	270,464	-
Issued in exchange for shares of Fidelity Advisor Strategic Growth Fund	52	-	1,649	-
Issued in exchange for shares of Fidelity Large Cap Growth Fund	122	-	3,838	-
Issued in exchange for shares of Fidelity Tax Managed Stock Fund	32	-	1,016	-
Reinvestment of distributions	34	-	955	-
Shares redeemed	(2,320)	-	(72,358)	-
Net increase (decrease)	8,551	-	$ 233,166	$ -
Class Z
Shares sold	3	-	$ 100	$ -

A Share transactions for Class A, Class T, Class B, Class C and Institutional Class are for the period October 23, 2012 (commencement of sale of shares) to September 30, 2013.

B Share transactions for Class Z are for the period August 13, 2013 (commencement of sale of shares) to September 30, 2013.

11. Merger Information.

On October 26, 2012, the Fund acquired all of the assets and assumed all of the liabilities of Fidelity Advisor® Stock Selector All Cap Fund ("Target Fund") pursuant to an agreement and plan of reorganization approved by the Board of Trustees ("The Board") on March 14, 2012. In addition, the Board approved the creation of additional classes of shares that commenced operations on October 23, 2012. The acquisition was accomplished by an exchange of shares of each class of the Fund for corresponding shares then outstanding of the Target Fund at their net asset value on the acquisition date. The reorganization provides shareholders of the Target Fund access to a larger portfolio with a similar investment objective. The reorganization qualified as a tax-free reorganization for federal income tax purposes with no gain or loss recognized to the funds or their shareholders. The Target Fund's net assets of $599,574, including securities of $600,112 and unrealized appreciation of $108,565, were combined with the Fund's net assets of $2,356,214 for total net assets after the acquisition of $2,955,788.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

11. Merger Information - continued

On June 21, 2013, the Fund acquired all of the assets and assumed all of the liabilities of Fidelity 130/30 Large Cap Fund, Fidelity Advisor Strategic Growth Fund, Fidelity Large Cap Growth Fund and Fidelity Tax Managed Stock Fund ("Target Funds") pursuant to agreements and plans of reorganization approved by the Board of Trustees ("The Board") on November 14, 2012. The acquisition was accomplished by an exchange of shares of each class of the Fund for corresponding shares then outstanding of the Target Funds at their net asset value on the acquisition date. The reorganization provides shareholders of the Target Funds access to a larger portfolio with a similar investment objective and lower expenses. The reorganization qualified as a tax-free reorganization for federal income tax purposes with no gain or loss recognized to the funds or their shareholders. The Target Funds' net assets of $21,999, including securities of $21,969 and unrealized depreciation of $(344) for Fidelity 130/30 Large Cap Fund; and net assets of $43,450, including securities of $43,568 and unrealized appreciation of $1,310 for Fidelity Advisor Strategic Growth Fund; and net assets of $163,522, including securities of $163,249 and unrealized appreciation of $3,672 for Fidelity Large Cap Growth Fund; and net assets of $75,473, including securities of $75,390 and unrealized depreciation of $(1,483) for Fidelity Tax Managed Stock Fund; were combined with the Fund's net assets of $3,262,556 for total net assets after the acquisition of $3,567,000.

Pro forma results of operations of the combined entity for the entire period ended September 30, 2013, as though the acquisition had occurred as of the beginning of the year (rather than on the actual acquisition dates), are as follows:

Net investment income (loss)	$ 31,218
Total net realized gain (loss)	227,999
Total change in net unrealized appreciation (depreciation)	493,669
Net increase (decrease) in net assets resulting from operations	$ 752,886

Because the combined investment portfolios have been managed as a single portfolio since the acquisitions were completed, it is not practicable to separate the amounts of revenue and earnings of the acquired funds that have been included in the Fund's accompanying Statement of Operations since October 26, 2012 and June 21, 2013, respectively.

Annual Report

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, a shareholder of record owned approximately 39% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Capital Trust and Shareholders of Fidelity Stock Selector All Cap Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Stock Selector All Cap Fund (the Fund), a fund of Fidelity Capital Trust, including the schedule of investments, as of September 30, 2013, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2013, by correspondence with the custodians and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Stock Selector All Cap Fund as of September 30, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

November 20, 2013

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, Ned C. Lautenbach, Ronald P. O'Hanley, and William S. Stavropoulos, each of the Trustees oversees 172 funds. Mr. Curvey oversees 395 funds. Mr. Lautenbach, Mr. O'Hanley, and Mr. Stavropoulos each oversees 246 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person of the trust and the fund (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Funds' Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

Annual Report

Trustees and Officers - continued

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (1957)
Year of Election or Appointment: 2011 Trustee

Mr. O'Hanley also serves as Trustee of other Fidelity funds. He is Director of Fidelity SelectCo, LLC (2013-present), FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a Member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust, or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011

Mr. Selander also serves as Trustee of other Fidelity funds. Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2002 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Executive officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Scott C. Goebel (1968)
Year of Election or Appointment: 2008 Secretary and Chief Legal Officer (CLO)

Mr. Goebel serves as Secretary and CLO of other funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Secretary and CLO of other Fidelity funds (2008-2013), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC or an affiliate since 2001.

Joseph A. Hanlon (1968)
Year of Election or Appointment: 2012 Chief Compliance Officer

Mr. Hanlon also serves as Chief Compliance Officer of other funds. Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), and Fidelity Management & Research (Hong Kong) (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments. Previously, Mr. Hanlon served as Compliance Officer of Fidelity Management & Research (Japan) Inc. (2009-2013), Strategic Advisers, Inc. (2009-2013), and Fidelity Management & Research (U.K.) Inc. (2009-2013).

Bruce T. Herring (1965)
Year of Election or Appointment: 2006 Vice President of certain Equity Funds

Mr. Herring also serves as Vice President of other funds. He serves as Chief Investment Officer of Fidelity Global Asset Allocation (GAA) (2013-present), Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present), Group Chief Investment Officer of FMR, and President of Fidelity Research & Analysis Company (2010-present). Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007), and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Vice President of other funds. Mr. Hogan serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR's Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Christine Reynolds (1958)
Year of Election or Appointment: 2008 Chief Financial Officer

Ms. Reynolds also serves as Chief Financial Officer of other funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Gary W. Ryan (1958)
Year of Election or Appointment: 2005 Assistant Treasurer

Mr. Ryan also serves as Assistant Treasurer of other funds. Mr. Ryan is an employee of Fidelity Investments and has served in other fund officer roles. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Stephen Sadoski (1971)
Year of Election or Appointment: 2012 Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

The Board of Trustees of each fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Advisor Large Cap Growth	06/20/13	06/19/13	$0.040	$1.475
130/30 Large Cap	06/20/13	06/19/13	$0.004	$0.000
Tax Managed Stock	06/20/13	06/19/13	$0.047	$0.006

A percentage of the dividends distributed during the fiscal year for the following funds qualifies for the dividends-received deduction for corporate shareholders:

Stock Selector All Cap	100%
130/30 Large Cap	100%
Tax Managed	100%
Large Cap Growth	11%

A percentage of the dividends distributed during the fiscal year for the following funds may be take into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code:

Stock Selector All Cap	100%
130/30 Large Cap	100%
Tax Managed	100%
Large Cap Growth	12%

Fidelity Stock Selector All Cap Fund hereby designates as a capital gain dividend with respect to the taxable year ended September 30, 2013 $174,125,768, or, if subsequently determined to be different, the net capital gain of such year.

Fidelity Advisor Strategic Growth Fund hereby designates as a capital gain dividend with respect to the taxable year ended June 21, 2013 $3,177,447, or if subsequently determined to be different, the net capital gain of such year.

Fidelity Large Cap Growth Fund hereby designates as a capital gain dividend with respect to the taxable year ended June 21, 2013 $11,166,356, or if subsequently determined to be different, the net capital gain of such year.

The fund will notify shareholders in January 2014 of amounts for use in preparing 2013 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Stock Selector All Cap Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2013 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is a part of the Fidelity family of funds.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, Fidelity Management & Research Company (FMR), and the sub-advisers (together, the Investment Advisers) as it relates to the fund, including the backgrounds of the fund's investment personnel, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board noted that FMR has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered the Investment Advisers' trading and risk management capabilities and resources, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs for global and income-oriented solutions; (iv) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (v) rationalizing product lines and gaining increased efficiencies through the mergers of several funds into other funds; (vi) strengthening Fidelity's index fund offerings by reducing investment minimums and adopting or lowering existing expense caps for certain funds and classes; (vii) enhancing Global Asset Allocation product offerings by launching new funds and strategies, including "open architecture" target date funds that utilize affiliated and unaffiliated sub-advisers; (viii) modifying the eligibility criteria for Institutional Class shares of Advisor funds to increase their marketability to a portion of the defined contribution plan market; (ix) creating a new low-cost retirement share class for certain Advisor funds to appeal to large retirement plans; (x) transitioning the management of certain Fidelity commodity funds to Geode Capital Management LLC, a registered commodity pool operator, while retaining administrative responsibilities for the funds; (xi) reorganizing a number of funds; and (xii) taking steps toward establishing a new Fidelity adviser to manage sector-based funds and products.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that there was a portfolio management change for a sleeve of the fund in January 2013 and May 2013.

Annual Report

The Board took into account discussions with the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board periodically considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of mutual funds with similar objectives ("peer group"). In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and the Investment Advisers' explanations for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved.  In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods which may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following:  general market conditions; issuer-specific information; tactical opportunities for investment; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box) and 75th percentile (bottom of box) of the peer universe.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Stock Selector All Cap Fund

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 11% means that 89% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Fidelity Stock Selector All Cap Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2012. The Board also noted the effect of the fund's negative performance adjustment on the fund's management fee ranking.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A, Class B, Class C, Institutional Class, the retail class and Class K ranked below its competitive median for 2012 and the total expense ratio of Class T ranked above its competitive median for 2012. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable, although Class T was above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Annual Report

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Amendment to Description of Group Fee Rate. At its July 2013 meeting, the Board voted to approve an amendment to the fund's management contract to modify the description of the "group fee rate" effective August 1, 2013. The Board noted that under the prior description in the contract, the group fee rate was based on the average net assets of all registered investment companies with which FMR has management contracts. Under the contract's tiered asset breakpoint schedule, the group fee rate is lower as total fund assets under FMR's management increase, and higher as total fund assets under FMR's management decrease. The Board considered that the prior description would have excluded the assets of 64 Fidelity sector funds from the group fee rate calculation once Fidelity SelectCo, LLC, an affiliate of FMR, assumed management responsibilities for those funds. The Board noted that modifying the description of the group fee rate to continue to include the assets of those 64 funds for purposes of determining group fee rate breakpoints would avoid an immediate adverse impact on the group fee rate for any fund.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the potential to further rationalize the Fidelity fund lineup with the possibility of achieving savings for the funds and Fidelity; (iii) the methodology with respect to competitive fund data and peer group classifications; (iv) the arrangements with, and performance of, certain sub-advisers on behalf of the Fidelity funds, as well as certain proposed participating affiliate arrangements; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, including the rationale for the individual fee rates of certain categories of funds and the definition of group assets; (vii) trends regarding industry use of performance fee structures and the performance adjustment methodologies applicable to the Fidelity funds; (viii) additional competitive analysis regarding the total expenses for certain classes; and (ix) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results.

Annual Report

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

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FSS-UANN-1113
1.784780.110

Fidelity®

Stock Selector All Cap Fund -
Class K

Annual Report

September 30, 2013

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-835-5092 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2013 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended September 30, 2013	Past 1 year	Past 5 years	Past 10 years
Class KA	23.47%	9.96%	7.62%

A The initial offering of Class K shares took place on May 9, 2008. Returns prior to May 9, 2008, are those of Fidelity® Stock Selector All Cap Fund, the original class of the fund.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Stock Selector All Cap Fund - Class K on September 30, 2003. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period. The initial offering of Class K took place on May 9, 2008. See above for additional information regarding the performance of Class K.

Annual Report

Management's Discussion of Fund Performance

Market Recap: The bull run in U.S. stocks settled into a fifth year, as major equity benchmarks ripped through records during the 12 months ending September 30, 2013, despite bouts of volatility at either end of the period. Strong advances were fueled by a generally improving global economy and accommodative monetary policies worldwide. The trend was positive for much of the period, based largely on strengthening U.S. economic data. The broad-based S&P 500® Index set a series of new highs in rising 19.34% for the 12 months, while the blue-chip-laden Dow Jones Industrial AverageSM also achieved significant milestones en route to a 15.59% gain. The growth-oriented Nasdaq Composite Index® had an even stronger run, advancing 22.77%. Early in the period, stocks slipped on investor anxiety over the impending U.S. presidential election and federal debt-ceiling deadline. Although equities rebounded in the new year and steadily increased through late May, news that the U.S. Federal Reserve was considering tapering its stimulative bond-buying program kept stock markets in flux for the remainder of the period. The Fed eventually put aside an imminent tapering, but markets turned skittish over a possible military strike in Syria and a U.S. budget impasse that threatened to shut down the government. Elsewhere, non-U.S. developed-markets equities continued their rebound, with the MSCI® EAFE® Index adding 23.91%.

Comments from Geoff Stein and Christopher Sharpe, Lead Co-Portfolio Managers of Fidelity® Stock Selector All Cap Fund: For the year, the fund's Class K shares rose 23.47%, outpacing the S&P 500®. Relative to the benchmark, all 10 underlying equity sector central funds beat their respective benchmark components. Benefiting from strong stock selection, the biggest contributors were information technology, health care, energy, telecommunication services and industrials. Collectively, the technology, health care, energy and industrials central funds accounted for 51% of portfolio assets during the period. So, the outperformance of these sizable constituents drove the fund's overall relative performance. On the downside, holding a modest cash stake in a rising market dampened the fund's relative return. Several top individual contributors were underweightings in large index components that underperformed, including technology heavyweights Apple and IBM and integrated-oil giant Exxon Mobil. The biggest detractors were an untimely underweighting in diversified financial services company Bank of America and an out-of-benchmark investment in electronic-payment equipment provider VeriFone Systems. We sold VeriFone during the period, reduced our position in Apple, and significantly increased our investment in Bank of America.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

The Fund invests in Fidelity Central Funds, which are open-end investment companies with similar investment objectives to those of the Fund, available only to other mutual funds and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the underlying Fidelity Central Funds, the Fund also indirectly bear their proportionate share of the expenses of the underlying Fidelity Central Funds. These expenses are not included in the Fund's annualized expense ratio used to calculate either the actual or hypothetical expense estimates presented in the table but are summarized in a footnote to the table.

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The actual expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2013 to September 30, 2013) for Class A, Class T, Class B, Class C, Stock Selector All Cap, Class K and Institutional Class and for the entire period (August 13, 2013 to September 30, 2013) for Class Z. The hypothetical expense Example is based on an investment of $1,000 invested for the one-half year period (April 1, 2013 to September 30, 2013).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Annual Report

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense RatioB	Beginning Account Value	Ending Account Value September 30, 2013	Expenses Paid During Period
Class A	1.05%
Actual		$ 1,000.00	$ 1,115.60	$ 5.57C
HypotheticalA		$ 1,000.00	$ 1,019.80	$ 5.32D
Class T	1.31%
Actual		$ 1,000.00	$ 1,114.00	$ 6.94C
HypotheticalA		$ 1,000.00	$ 1,018.50	$ 6.63D
Class B	1.86%
Actual		$ 1,000.00	$ 1,111.00	$ 9.84C
HypotheticalA		$ 1,000.00	$ 1,015.74	$ 9.40D
Class C	1.83%
Actual		$ 1,000.00	$ 1,111.00	$ 9.68C
HypotheticalA		$ 1,000.00	$ 1,015.89	$ 9.25D
Stock Selector All Cap	.70%
Actual		$ 1,000.00	$ 1,117.40	$ 3.72C
HypotheticalA		$ 1,000.00	$ 1,021.56	$ 3.55D
Class K	.61%
Actual		$ 1,000.00	$ 1,118.00	$ 3.24C
HypotheticalA		$ 1,000.00	$ 1,022.01	$ 3.09D
Institutional Class	.77%
Actual		$ 1,000.00	$ 1,117.10	$ 4.09C
HypotheticalA		$ 1,000.00	$ 1,021.21	$ 3.90D
Class Z	.61%
Actual		$ 1,000.00	$ 1,014.30	$ .82C
HypotheticalA		$ 1,000.00	$ 1,022.01	$ 3.09D

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

Annual Report

Shareholder Expense Example - continued

C Actual expenses are equal to each Class' annualized expense ratio; multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period) for Class A, Class T, Class B, Class C, Stock Selector All Cap, Class K, and Institutional Class and multiplied by 49/365 (to reflect the period August 13, 2013 to September 30, 2013) for Class Z.

D Hypothetical expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

In addition to the expenses noted above, the Fund also indirectly bears its proportional share of the expenses of the underlying Fidelity Central Funds. Annualized expenses of the underlying Fidelity Central Funds as of their most recent fiscal half year ranged from less than .01% to .01%.

Annual Report

Investment Changes (Unaudited)

The information in the following tables is based on the Fund's pro-rata share of the investments of Fidelity's Equity Central Funds.
Top Ten Stocks as of September 30, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Google, Inc. Class A	1.7	1.6
British American Tobacco PLC sponsored ADR	1.5	1.5
Exxon Mobil Corp.	1.2	1.0
The Coca-Cola Co.	1.2	1.3
General Electric Co.	1.2	1.3
Procter & Gamble Co.	1.2	1.3
Gilead Sciences, Inc.	0.9	0.9
CVS Caremark Corp.	0.9	0.9
Apple, Inc.	0.9	1.7
Bank of America Corp.	0.9	0.8
	11.6
Top Five Market Sectors as of September 30, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	17.2	17.5
Financials	15.7	15.6
Health Care	13.1	12.3
Consumer Discretionary	12.6	11.4
Energy	10.6	10.7
At period end, investments in foreign securities, including the Fund's pro-rata share of Fidelity's Equity Central Funds, was 15.5% of net assets.

An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro-rata share of any securities and other investments held indirectly through its investment in the underlying non-money market Fidelity Central Funds, is available at fidelity.com and/or advisor.fidelity.com, as applicable.

Annual Report

Investments September 30, 2013

Showing Percentage of Net Assets

Equity Central Funds - 100.0%
	Shares	Value (000s)
Fidelity Consumer Discretionary Central Fund (b)	2,237,172	$ 439,067
Fidelity Consumer Staples Central Fund (b)	2,106,899	382,002
Fidelity Energy Central Fund (b)	2,616,706	379,161
Fidelity Financials Central Fund (b)	8,810,557	641,849
Fidelity Health Care Central Fund (b)	2,223,030	494,424
Fidelity Industrials Central Fund (b)	1,960,351	388,640
Fidelity Information Technology Central Fund (b)	3,108,950	691,773
Fidelity Materials Central Fund (b)	617,101	127,863
Fidelity Telecom Services Central Fund (b)	712,390	111,097
Fidelity Utilities Central Fund (b)	1,029,634	134,295
TOTAL EQUITY CENTRAL FUNDS (Cost $2,790,462)		3,790,171
Money Market Central Funds - 0.0%

Fidelity Cash Central Fund, 0.10% (a) (Cost $1,391)	1,390,624	1,391
TOTAL INVESTMENT PORTFOLIO - 100.0% (Cost $2,791,853)		3,791,562
NET OTHER ASSETS (LIABILITIES) - 0.0%		(846)
NET ASSETS - 100%		$ 3,790,716
Legend

(a) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. A complete unaudited schedule of portfolio holdings for each Fidelity Central Fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-Q and is available upon request or at the SEC's website at www.sec.gov. An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro-rata share of securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, is available at fidelity.com and/or advisor.fidelity.com, as applicable. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 1
Fidelity Consumer Discretionary Central Fund	4,177
Fidelity Consumer Staples Central Fund	9,322
Fidelity Energy Central Fund	5,764
Fidelity Financials Central Fund	11,272
Fidelity Health Care Central Fund	3,705
Fidelity Industrials Central Fund	5,787
Fidelity Information Technology Central Fund	5,042
Fidelity Materials Central Fund	1,917
Fidelity Securities Lending Cash Central Fund	-*
Fidelity Telecom Services Central Fund	3,007
Fidelity Utilities Central Fund	3,658
Total	$ 53,652
* Amount represents less than $1,000
Additional information regarding the Fund's fiscal year to date purchases and sales, including the ownership percentage, of the non Money Market Central Funds is as follows:
Fund (Amounts in thousands)	Value, beginning of period	Purchases*	Sales Proceeds	Value, end of period	% ownership, end of period
Fidelity Consumer Discretionary Central Fund	$ 247,223	$ 70,134	$ 43,092	$ 439,067	32.7%
Fidelity Consumer Staples Central Fund	270,008	62,015	58,598	382,002	37.6%
Fidelity Energy Central Fund	270,173	52,471	70,384	379,161	35.9%
Fidelity Financials Central Fund	381,251	97,720	57,790	641,849	32.8%
Fidelity Health Care Central Fund	290,253	73,819	80,874	494,424	34.9%
Fidelity Industrials Central Fund	233,368	45,871	36,685	388,640	32.4%
Fidelity Information Technology Central Fund	473,022	84,544	87,736	691,773	34.8%
Fidelity Materials Central Fund	78,333	14,437	425	127,863	31.9%
Fidelity Telecom Services Central Fund	78,962	13,577	12,503	111,097	37.5%
Fidelity Utilities Central Fund	87,525	23,843	12,685	134,295	33.7%
Total	$ 2,410,118	$ 538,431	$ 460,772	$ 3,790,171
* Includes the value of shares purchased through in-kind transactions. See Note 2 of the Notes to Financial Statements.
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

The information in the following table is based on the Fund's pro-rata share of the investments of Fidelity's Equity Central Funds.
Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows (Unaudited):
United States of America	84.5%
United Kingdom	2.8%
Canada	1.4%
Switzerland	1.4%
Japan	1.1%
Bermuda	1.0%
Netherlands	1.0%
Others (Individually Less Than 1%)	6.8%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	September 30, 2013

Assets
Investments in Fidelity Central Funds (cost $2,791,853)		$ 3,791,562
Cash		89
Receivable for investments sold		15,419
Receivable for fund shares sold		737
Dividends receivable		7
Receivable from investment adviser for expense reductions		2
Other receivables		78
Total assets		3,807,894

Liabilities
Payable for investments purchased	$ 1
Payable for fund shares redeemed	14,646
Accrued management fee	1,670
Distribution and service plan fees payable	167
Other affiliated payables	590
Other payables and accrued expenses	104
Total liabilities		17,178

Net Assets		$ 3,790,716
Net Assets consist of:
Paid in capital		$ 2,908,932
Undistributed net investment income		20,611
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(138,537)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		999,710
Net Assets		$ 3,790,716

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	September 30, 2013

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($225,843.75 ÷ 6,518.35 shares)	$ 34.65

Maximum offering price per share (100/94.25 of $34.65)	$ 36.76
Class T: Net Asset Value and redemption price per share ($130,899.44 ÷ 3,785.23 shares)	$ 34.58

Maximum offering price per share (100/96.50 of $34.58)	$ 35.83
Class B: Net Asset Value and offering price per share ($13,313.75 ÷ 386.61 shares)A	$ 34.44

Class C: Net Asset Value and offering price per share ($65,236.48 ÷ 1,894.11 shares)A	$ 34.44

Stock Selector All Cap: Net Asset Value, offering price and redemption price per share ($2,953,140.88 ÷ 84,989.70 shares)	$ 34.75

Class K: Net Asset Value, offering price and redemption price per share ($105,282.65 ÷ 3,028.13 shares)	$ 34.77

Institutional Class: Net Asset Value, offering price and redemption price per share ($296,897.77 ÷ 8,550.97 shares)	$ 34.72

Class Z: Net Asset Value, offering price and redemption price per share ($101.42 ÷ 2.92 shares)	$ 34.73

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

Amounts in thousands	Year ended September 30, 2013

Investment Income
Dividends		$ 240
Income from Fidelity Central Funds		53,652
Total income		53,892

Expenses
Management fee Basic fee	$ 18,215
Performance adjustment	(1,214)
Transfer agent fees	5,414
Distribution and service plan fees	1,502
Accounting and security lending fees	946
Custodian fees and expenses	21
Independent trustees' compensation	20
Registration fees	247
Audit	64
Legal	21
Miscellaneous	139
Total expenses before reductions	25,375
Expense reductions	(843)	24,532
Net investment income (loss)		29,360
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	1,794
Fidelity Central Funds	159,100
Foreign currency transactions	2
Total net realized gain (loss)		160,896
Change in net unrealized appreciation (depreciation) on: Investment securities	540,025
Assets and liabilities in foreign currencies	(1)
Total change in net unrealized appreciation (depreciation)		540,024
Net gain (loss)		700,920
Net increase (decrease) in net assets resulting from operations		$ 730,280

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended September 30, 2013	Year ended September 30, 2012
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 29,360	$ 19,322
Net realized gain (loss)	160,896	42,385
Change in net unrealized appreciation (depreciation)	540,024	450,780
Net increase (decrease) in net assets resulting from operations	730,280	512,487
Distributions to shareholders from net investment income	(24,415)	(7,628)
Distributions to shareholders from net realized gain	(3,382)	(830)
Total distributions	(27,797)	(8,458)
Share transactions - net increase (decrease)	679,524	623,455
Total increase (decrease) in net assets	1,382,007	1,127,484

Net Assets
Beginning of period	2,408,709	1,281,225
End of period (including undistributed net investment income of $20,611 and undistributed net investment income of $16,051, respectively)	$ 3,790,716	$ 2,408,709

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Year ended September 30,	2013 H
Selected Per-Share Data
Net asset value, beginning of period	$ 27.78
Income from Investment Operations
Net investment income (loss) E	.17
Net realized and unrealized gain (loss)	6.79
Total from investment operations	6.96
Distributions from net investment income	(.07)
Distributions from net realized gain	(.02)
Total distributions	(.09)
Net asset value, end of period	$ 34.65
Total Return B, C, D	25.12%
Ratios to Average Net Assets F, I
Expenses before reductions	1.06% A
Expenses net of fee waivers, if any	1.06% A
Expenses net of all reductions	1.04% A
Net investment income (loss)	.59% A
Supplemental Data
Net assets, end of period (in millions)	$ 226
Portfolio turnover rate G	8% J, K

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. Based on their most recent shareholder report date, the expenses ranged from less than .01% to .01%.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period October 23, 2012 (commencement of sale of shares) to September 30, 2013.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J The portfolio turnover rate does not include the assets acquired in the merger.

K Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Year ended September 30,	2013 H
Selected Per-Share Data
Net asset value, beginning of period	$ 27.78
Income from Investment Operations
Net investment income (loss) E	.10
Net realized and unrealized gain (loss)	6.77
Total from investment operations	6.87
Distributions from net investment income	(.05)
Distributions from net realized gain	(.02)
Total distributions	(.07)
Net asset value, end of period	$ 34.58
Total Return B, C, D	24.81%
Ratios to Average Net Assets F, I
Expenses before reductions	1.32% A
Expenses net of fee waivers, if any	1.31% A
Expenses net of all reductions	1.29% A
Net investment income (loss)	.34% A
Supplemental Data
Net assets, end of period (in millions)	$ 131
Portfolio turnover rate G	8% J, K

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. Based on their most recent shareholder report date, the expenses ranged from less than .01% to .01%.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period October 23, 2012 (commencement of sale of shares) to September 30, 2013.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J The portfolio turnover rate does not include the assets acquired in the merger.

K Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Year ended September 30,	2013 H
Selected Per-Share Data
Net asset value, beginning of period	$ 27.78
Income from Investment Operations
Net investment income (loss) E	(.06)
Net realized and unrealized gain (loss)	6.77
Total from investment operations	6.71
Distributions from net investment income	(.03)
Distributions from net realized gain	(.02)
Total distributions	(.05)
Net asset value, end of period	$ 34.44
Total Return B, C, D	24.18%
Ratios to Average Net Assets F, I
Expenses before reductions	1.86% A
Expenses net of fee waivers, if any	1.86% A
Expenses net of all reductions	1.84% A
Net investment income (loss)	(.21)% A
Supplemental Data
Net assets, end of period (in millions)	$ 13
Portfolio turnover rate G	8% J, K

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. Based on their most recent shareholder report date, the expenses ranged from less than .01% to .01%.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period October 23, 2012 (commencement of sale of shares) to September 30, 2013.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J The portfolio turnover rate does not include the assets acquired in the merger.

K Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Year ended September 30,	2013 H
Selected Per-Share Data
Net asset value, beginning of period	$ 27.78
Income from Investment Operations
Net investment income (loss) E	(.05)
Net realized and unrealized gain (loss)	6.76
Total from investment operations	6.71
Distributions from net investment income	(.03)
Distributions from net realized gain	(.02)
Total distributions	(.05)
Net asset value, end of period	$ 34.44
Total Return B, C, D	24.19%
Ratios to Average Net Assets F, I
Expenses before reductions	1.84% A
Expenses net of fee waivers, if any	1.84% A
Expenses net of all reductions	1.82% A
Net investment income (loss)	(.18)% A
Supplemental Data
Net assets, end of period (in millions)	$ 65
Portfolio turnover rate G	8% J, K

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. Based on their most recent shareholder report date, the expenses ranged from less than .01% to .01%.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period October 23, 2012 (commencement of sale of shares) to September 30, 2013.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J The portfolio turnover rate does not include the assets acquired in the merger.

K Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Stock Selector All Cap

Years ended September 30,	2013	2012	2011 G	2010 J	2009 J	2008 J
Selected Per-Share Data
Net asset value, beginning of period	$ 28.48	$ 22.21	$ 23.68	$ 19.98	$ 18.79	$ 32.37
Income from Investment Operations
Net investment income (loss) D	.30	.24	.15	.16	.14	.20
Net realized and unrealized gain (loss)	6.28	6.18	(1.48)	3.69	1.27	(12.14)
Total from investment operations	6.58	6.42	(1.33)	3.85	1.41	(11.94)
Distributions from net investment income	(.27)	(.14)	(.14)	(.15)	(.22)	(.16)
Distributions from net realized gain	(.04)	(.02)	-	-	-	(1.48)
Total distributions	(.31)	(.15) L	(.14)	(.15)	(.22)	(1.64)
Net asset value, end of period	$ 34.75	$ 28.48	$ 22.21	$ 23.68	$ 19.98	$ 18.79
Total Return B, C	23.36%	29.02%	(5.68)%	19.35%	7.77%	(38.78)%
Ratios to Average Net Assets E, H
Expenses before reductions	.71%	.72%	.80% A	.87%	.87%	.93%
Expenses net of fee waivers, if any	.71%	.72%	.80% A	.87%	.87%	.93%
Expenses net of all reductions	.69%	.71%	.78% A	.86%	.87%	.93%
Net investment income (loss)	.96%	.90%	.64% A	.72%	.82%	.77%
Supplemental Data
Net assets, end of period (in millions)	$ 2,953	$ 2,361	$ 1,247	$ 730	$ 552	$ 698
Portfolio turnover rate F	8% I, K	21%	9% A	147% K	109%	121%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. Based on their most recent shareholder report date, the expenses ranged from less than .01% to .01%.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the eleven month period ended September 30. The Fund changed its fiscal year from October 31 to September 30, effective September 30, 2011.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I The portfolio turnover rate does not include the assets acquired in the merger.

J For the period ended October 31.

K Portfolio turnover rate excludes securities received or delivered in-kind.

L Total distributions of $.15 per share is comprised of distributions from net investment income of $.136 and distributions from net realized gain of $.015 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class K

Years ended September 30,	2013	2012	2011 G	2010 K	2009 K	2008 H
Selected Per-Share Data
Net asset value, beginning of period	$ 28.50	$ 22.23	$ 23.70	$ 20.00	$ 18.81	$ 27.80
Income from Investment Operations
Net investment income (loss) D	.33	.27	.19	.20	.18	.06
Net realized and unrealized gain (loss)	6.28	6.19	(1.47)	3.69	1.27	(9.05)
Total from investment operations	6.61	6.46	(1.28)	3.89	1.45	(8.99)
Distributions from net investment income	(.30)	(.17)	(.19)	(.19)	(.26)	-
Distributions from net realized gain	(.04)	(.02)	-	-	-	-
Total distributions	(.34)	(.19)	(.19)	(.19)	(.26)	-
Net asset value, end of period	$ 34.77	$ 28.50	$ 22.23	$ 23.70	$ 20.00	$ 18.81
Total Return B, C	23.47%	29.18%	(5.50)%	19.54%	8.00%	(32.34)%
Ratios to Average Net Assets E, I
Expenses before reductions	.61%	.61%	.62% A	.68%	.65%	.79% A
Expenses net of fee waivers, if any	.61%	.61%	.62% A	.68%	.65%	.79% A
Expenses net of all reductions	.59%	.59%	.60% A	.66%	.65%	.78% A
Net investment income (loss)	1.06%	1.02%	.81% A	.91%	1.04%	.63% A
Supplemental Data
Net assets, end of period (in millions)	$ 105	$ 47	$ 34	$ 36	$ 22	$ 35
Portfolio turnover rate F	8% J, L	21%	9% A	147% L	109%	121%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. Based on their most recent shareholder report date, the expenses ranged from less than .01% to .01%.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the eleven month period ended September 30. The Fund changed its fiscal year from October 31 to September 30, effective September 30, 2011.

H For the period May 9, 2008 (commencement of sale of shares) to October 31, 2008.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J The portfolio turnover rate does not include the assets acquired in the merger.

K For the period ended October 31.

L Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Year ended September 30,	2013 G
Selected Per-Share Data
Net asset value, beginning of period	$ 27.78
Income from Investment Operations
Net investment income (loss) D	.25
Net realized and unrealized gain (loss)	6.79
Total from investment operations	7.04
Distributions from net investment income	(.08)
Distributions from net realized gain	(.02)
Total distributions	(.10)
Net asset value, end of period	$ 34.72
Total Return B, C	25.43%
Ratios to Average Net Assets E, H
Expenses before reductions	.78% A
Expenses net of fee waivers, if any	.78% A
Expenses net of all reductions	.76% A
Net investment income (loss)	.87% A
Supplemental Data
Net assets, end of period (in millions)	$ 297
Portfolio turnover rate F	8% I, J

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. Based on their most recent shareholder report date, the expenses ranged from less than .01% to .01%.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period October 23, 2012 (commencement of sale of shares) to September 30, 2013.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I The portfolio turnover rate does not include the assets acquired in the merger.

J Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class Z

Year ended September 30,	2013 G
Selected Per-Share Data
Net asset value, beginning of period	$ 34.24
Income from Investment Operations
Net investment income (loss) D	.06
Net realized and unrealized gain (loss)	.43
Total from investment operations	.49
Net asset value, end of period	$ 34.73
Total Return B, C	1.43%
Ratios to Average Net Assets E, H
Expenses before reductions	.61% A
Expenses net of fee waivers, if any	.61% A
Expenses net of all reductions	.59% A
Net investment income (loss)	1.36% A
Supplemental Data
Net asset value, end of period (000 omitted)	101
Portfolio turnover rate F	8% I, J

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. Based on their most recent shareholder report date, the expenses ranged from less than .01% to .01%.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period August 13, 2013 (commencement of sale of shares) to September 30, 2013.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I The portfolio turnover rate does not include the assets acquired in the merger.

J Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended September 30, 2013

(Amounts in thousands except percentages)

1. Organization.

Fidelity Stock Selector All Cap Fund (the Fund) is a fund of Fidelity Capital Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund commenced sale of Class A, Class T, Class B, Class C and Institutional Class shares on October 23, 2012. The Fund commenced sale of Class Z shares on August 13, 2013. The Fund offers Class A, Class T, Class C, Stock Selector All Cap, Class K, Institutional Class and Class Z shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

During the period, the Fund exchanged securities for shares of 10 Fidelity Equity Central Funds ("the Equity Central Funds") all of which are affiliated investment companies managed by FMRC, an affiliate of FMR. Each of the Equity Central Funds seeks capital appreciation and invests primarily in securities of companies whose principal business activities fall within specific industries. The Fund delivered securities to each Equity Central Fund in exchange for shares of each respective Equity Central Fund, as presented in the accompanying table. The exchange with Telecom Services resulted in a realized gain of $297 and $296 to the Fund for Financial Statement and for federal income tax purposes, respectively.

Annual Report

2. Investments in Fidelity Central Funds - continued

Fidelity Equity Central Fund	Value of Securities Delivered	Unrealized Appreciation / (Depreciation)	Shares of Equity Central Fund Exchanged
Consumer Discretionary	$ 37,807	$ 3,097	198
Consumer Staples	33,048	1,670	179
Energy	34,725	1,110	250
Financials	52,529	1,975	724
Health Care	41,205	5,068	197
Industrials	32,762	1,854	172
Information Technology	57,698	5,160	276
Materials	10,317	378	52
Telecom Services	9,474	(81)	60
Utilities	11,773	296	90
Total	$ 321,338	$ 20,527	2,198

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the Fund. These strategies are consistent with the investment objectives of the Fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the Fund. The following summarizes the Fund's investment in each non-money market Fidelity Central Fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio*
Fidelity Equity Central Funds	FMR Co., Inc. (FMRC)	Each fund seeks capital appreciation by investing primarily in common stocks, with a concentration in a particular industry.	Foreign Securities Repurchase Agreements Restricted Securities	Less than .01% to .01%

* Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro-rata share of any securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, is available at fidelity.com and/or advisor.fidelity.com, as applicable. A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

2. Investments in Fidelity Central Funds - continued

investment valuation policies) of those funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

Annual Report

3. Significant Accounting Policies - continued

Foreign Currency - continued

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known. Expenses included in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses of the Fidelity Central Funds. Although not included in the Fund's expenses, the Fund indirectly bears its proportionate share of the Fidelity Central Funds' expenses through the impact of these expenses on each Fidelity Central Fund's NAV.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of September 30, 2013, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, partnerships (including allocations from Fidelity Central Funds), deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 738,354
Gross unrealized depreciation	(349)
Net unrealized appreciation (depreciation) on securities and other investments	$ 738,005
Tax Cost	$ 3,053,557

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 22,107
Undistributed long-term capital gain	$ 174,126
Net unrealized appreciation (depreciation)	$ 738,006

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. Capital loss carryforwards were as follows:

Fiscal year of expiration:
2016	$ (9,858)
2017	(42,130)
Total capital loss carryforward	$ (51,988)

The Fund acquired $120,933 of capital loss carryforwards from Fidelity Advisor Stock Selector All Cap Fund when it merged into the Fund in October 2012. The losses acquired that will be available to offset future capital gains of the Fund will be limited to approximately $18,047 per year. The Fund acquired $34,658 of capital loss carryforwards from Fidelity Tax Managed Stock Fund and $62,546 of capital loss carryforwards from Fidelity 130/30 Large Cap Fund in June 2013. The losses acquired that will be available to offset future capital gains of the Fund will be limited to approximately $2,038 and $594 per year, respectively. As a result, at least $88,580 of the Fund's capital loss carryforward will expire unused and is not included in the capital loss carryforward amounts disclosed above.

The tax character of distributions paid was as follows:

	September 30, 2013	September 30, 2012
Ordinary Income	$ 27,797	$ 8,458

4. Purchases and Sales of Investments.

Purchases and sales of securities (including the Equity Central Funds), other than short-term securities and in-kind transactions, aggregated $252,915 and $481,109, respectively.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR, including any mutual funds previously advised by FMR that are currently advised by Fidelity SelectCo, LLC, an affiliate of FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± 20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of the Stock Selector All Cap Fund as compared to an appropriate benchmark index over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .52% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

FMR pays a portion of the management fees received from the Fund to the Fidelity Central Funds' investment advisers, who are also affiliates, for managing the assets of the Fidelity Central Funds.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 444	$ 10
Class T	.25%	.25%	507	7
Class B	.75%	.25%	114	87
Class C	.75%	.25%	437	50
			$ 1,502	$ 154

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 14
Class T	5
Class B*	5
Class C*	3
$ 27

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Stock Selector All Cap, except for Class Z. FIIOC receives an asset-based fee of Class K's and Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 450	.25*
Class T	259	.26*
Class B	35	.30*
Class C	124	.28*
Stock Selector All Cap	3,923.15
Class K	32.05
Institutional Class	591	.23*
Class Z	-**	.05*
	$ 5,414

* Annualized

** Amount represents seven dollars.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

5. Fees and Other Transactions with Affiliates - continued

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The fee is based on the level of average net assets for each month.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $1 for the period.

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $7 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. At period end, there were no security loans outstanding. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to twenty-two dollars. During the period, there were no securities loaned to FCM.

Annual Report

8. Expense Reductions.

FMR voluntarily agreed to reimburse a portion of the Fund's Class A, Class T, Class B, Class C, Stock Selector All Cap, Class K and Institutional Class operating expenses. During the period, this reimbursement reduced expenses as follows:

Reimbursement

Class A	$ 1
Class T	-*
Class B	-**
Class C	-***
Stock Selector All Cap	96
Class K	3
Institutional Class	1
$ 101

* Amount represents four hundred and eighty dollars.

** Amount represents fifty-two dollars.

*** Amount represents two hundred and thirty-eight dollars.

Commissions paid to certain brokers with whom FMR, or its affiliates, places trades on behalf of the Fund and the Equity Central Funds include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $737 for the period.

In addition, FMR reimbursed a portion of the Fund's operating expenses during the period in the amount of $5.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended September 30,	2013A	2012
From net investment income
Class A	$ 411	$ -
Class T	188	-
Class B	11	-
Class C	39	-
Stock Selector All Cap	22,500	7,362
Class K	490	266
Institutional Class	776	-
Total	$ 24,415	$ 7,628

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

9. Distributions to Shareholders - continued

Years ended September 30,	2013A	2012
From net realized gain
Class A	$ 122	$ -
Class T	70	-
Class B	8	-
Class C	27	-
Stock Selector All Cap	2,907	807
Class K	56	23
Institutional Class	192	-
Total	$ 3,382	$ 830

A Distributions for Class A, Class T, Class B, Class C and Institutional Class are for the period October 23, 2012, (commencement of sale of shares) to September 30, 2013.

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended September 30,	2013 A, B	2012	2013 A, B	2012
Class A
Shares sold	657	-	$ 20,426	$ -
Issued in exchange for shares of Fidelity 130/30 Large Cap Fund	53	-	1,661	-
Issued in exchange for shares of Fidelity Advisor Stock Selector All Cap Fund	6,392	-	177,562	-
Issued in exchange for shares of Fidelity Advisor Strategic Growth Fund	686	-	21,621	-
Issued in exchange for shares of Fidelity Large Cap Growth Fund	448	-	14,128	-
Issued in exchange for shares of Fidelity Tax Managed Stock Fund	241	-	7,592	-
Reinvestment of distributions	18	-	511	-
Shares redeemed	(1,977)	-	(61,087)	-
Net increase (decrease)	6,518	-	$ 182,414	$ -
Class T
Shares sold	267	-	$ 8,363	$ -
Issued in exchange for shares of Fidelity 130/30 Large Cap Fund	31	-	985	-
Issued in exchange for shares of Fidelity Advisor Stock Selector All Cap Fund	3,617	-	100,480	-
Issued in exchange for shares of Fidelity Advisor Strategic Growth Fund	360	-	11,350	-
Issued in exchange for shares of Fidelity Large Cap Growth Fund	196	-	6,157	-
Issued in exchange for shares of Fidelity Tax Managed Stock Fund	124	-	3,891	-
Reinvestment of distributions	9	-	247	-

Annual Report

10. Share Transactions - continued

	Shares		Dollars
Years ended September 30,	2013 A, B	2012	2013 A, B	2012
Class T
Shares redeemed	(819)	-	$ (25,138)	$ -
Net increase (decrease)	3,785	-	$ 106,335	$ -
Class B
Shares sold	7	-	$ 251	$ -
Issued in exchange for shares of Fidelity 130/30 Large Cap Fund	12	-	372	-
Issued in exchange for shares of Fidelity Advisor Stock Selector All Cap Fund	432	-	11,996	-
Issued in exchange for shares of Fidelity Advisor Strategic Growth Fund	39	-	1,226	-
Issued in exchange for shares of Fidelity Large Cap Growth Fund	45	-	1,402	-
Issued in exchange for shares of Fidelity Tax Managed Stock Fund	20	-	614	-
Reinvestment of distributions	1	-	18	-
Shares redeemed	(169)	-	(5,331)	-
Net increase (decrease)	387	-	$ 10,548	$ -
Class C
Shares sold	122	-	$ 3,833	$ -
Issued in exchange for shares of Fidelity 130/30 Large Cap Fund	35	-	1,092	-
Issued in exchange for shares of Fidelity Advisor Stock Selector All Cap Fund	1,407	-	39,072	-
Issued in exchange for shares of Fidelity Advisor Strategic Growth Fund	242	-	7,604	-
Issued in exchange for shares of Fidelity Large Cap Growth Fund	246	-	7,718	-
Issued in exchange for shares of Fidelity Tax Managed Stock Fund	81	-	2,547	-
Reinvestment of distributions	2	-	59	-
Shares redeemed	(241)	-	(7,375)	-
Net increase (decrease)	1,894	-	$ 54,550	$ -
Stock Selector All Cap
Shares sold	7,716	46,209	$ 278,216	$ 1,129,433
Issued in exchange for shares of Fidelity 130/30 Large Cap Fund	564	-	17,803	-
Issued in exchange for shares of Fidelity Large Cap Growth Fund	4,124	-	130,279	-
Issued in exchange for shares of Fidelity Tax Managed Stock Fund	1,893	-	59,813	-
Reinvestment of distributions	894	326	25,085	7,992
Shares redeemed	(13,117)	(19,746)	(461,605)	(516,662)
Net increase (decrease)	2,074	26,789	$ 49,591	$ 620,763

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

10. Share Transactions - continued

	Shares		Dollars
Years ended September 30,	2013 A, B	2012	2013 A, B	2012
Class K
Shares sold	1,966	557	$ 62,070	$ 14,475
Reinvestment of distributions	19	12	546	289
Shares redeemed	(615)	(459)	(19,796)	(12,072)
Net increase (decrease)	1,370	110	$ 42,820	$ 2,692
Institutional Class
Shares sold	892	-	$ 27,516	$ -
Issued in exchange for shares of Fidelity 130/30 Large Cap Fund	3	-	86	-
Issued in exchange for shares of Fidelity Advisor Stock Selector All Cap Fund	9,736	-	270,464	-
Issued in exchange for shares of Fidelity Advisor Strategic Growth Fund	52	-	1,649	-
Issued in exchange for shares of Fidelity Large Cap Growth Fund	122	-	3,838	-
Issued in exchange for shares of Fidelity Tax Managed Stock Fund	32	-	1,016	-
Reinvestment of distributions	34	-	955	-
Shares redeemed	(2,320)	-	(72,358)	-
Net increase (decrease)	8,551	-	$ 233,166	$ -
Class Z
Shares sold	3	-	$ 100	$ -

A Share transactions for Class A, Class T, Class B, Class C and Institutional Class are for the period October 23, 2012 (commencement of sale of shares) to September 30, 2013.

B Share transactions for Class Z are for the period August 13, 2013 (commencement of sale of shares) to September 30, 2013.

11. Merger Information.

On October 26, 2012, the Fund acquired all of the assets and assumed all of the liabilities of Fidelity Advisor® Stock Selector All Cap Fund ("Target Fund") pursuant to an agreement and plan of reorganization approved by the Board of Trustees ("The Board") on March 14, 2012. In addition, the Board approved the creation of additional classes of shares that commenced operations on October 23, 2012. The acquisition was accomplished by an exchange of shares of each class of the Fund for corresponding shares then outstanding of the Target Fund at their net asset value on the acquisition date. The reorganization provides shareholders of the Target Fund access to a larger portfolio with a similar investment objective. The reorganization qualified as a tax-free reorganization for federal income tax purposes with no gain or loss recognized to the funds or their shareholders. The Target Fund's net assets of $599,574, including securities of $600,112 and unrealized appreciation of $108,565, were combined with the Fund's net assets of $2,356,214 for total net assets after the acquisition of $2,955,788.

Annual Report

11. Merger Information - continued

On June 21, 2013, the Fund acquired all of the assets and assumed all of the liabilities of Fidelity 130/30 Large Cap Fund, Fidelity Advisor Strategic Growth Fund, Fidelity Large Cap Growth Fund and Fidelity Tax Managed Stock Fund ("Target Funds") pursuant to agreements and plans of reorganization approved by the Board of Trustees ("The Board") on November 14, 2012. The acquisition was accomplished by an exchange of shares of each class of the Fund for corresponding shares then outstanding of the Target Funds at their net asset value on the acquisition date. The reorganization provides shareholders of the Target Funds access to a larger portfolio with a similar investment objective and lower expenses. The reorganization qualified as a tax-free reorganization for federal income tax purposes with no gain or loss recognized to the funds or their shareholders. The Target Funds' net assets of $21,999, including securities of $21,969 and unrealized depreciation of $(344) for Fidelity 130/30 Large Cap Fund; and net assets of $43,450, including securities of $43,568 and unrealized appreciation of $1,310 for Fidelity Advisor Strategic Growth Fund; and net assets of $163,522, including securities of $163,249 and unrealized appreciation of $3,672 for Fidelity Large Cap Growth Fund; and net assets of $75,473, including securities of $75,390 and unrealized depreciation of $(1,483) for Fidelity Tax Managed Stock Fund; were combined with the Fund's net assets of $3,262,556 for total net assets after the acquisition of $3,567,000.

Pro forma results of operations of the combined entity for the entire period ended September 30, 2013, as though the acquisition had occurred as of the beginning of the year (rather than on the actual acquisition dates), are as follows:

Net investment income (loss)	$ 31,218
Total net realized gain (loss)	227,999
Total change in net unrealized appreciation (depreciation)	493,669
Net increase (decrease) in net assets resulting from operations	$ 752,886

Because the combined investment portfolios have been managed as a single portfolio since the acquisitions were completed, it is not practicable to separate the amounts of revenue and earnings of the acquired funds that have been included in the Fund's accompanying Statement of Operations since October 26, 2012 and June 21, 2013, respectively.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, a shareholder of record owned approximately 39% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Capital Trust and Shareholders of Fidelity Stock Selector All Cap Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Stock Selector All Cap Fund (the Fund), a fund of Fidelity Capital Trust, including the schedule of investments, as of September 30, 2013, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2013, by correspondence with the custodians and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Stock Selector All Cap Fund as of September 30, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

November 20, 2013

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, Ned C. Lautenbach, Ronald P. O'Hanley, and William S. Stavropoulos, each of the Trustees oversees 172 funds. Mr. Curvey oversees 395 funds. Mr. Lautenbach, Mr. O'Hanley, and Mr. Stavropoulos each oversees 246 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person of the trust and the fund (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Funds' Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

Annual Report

Trustees and Officers - continued

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5092.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (1957)
Year of Election or Appointment: 2011 Trustee

Mr. O'Hanley also serves as Trustee of other Fidelity funds. He is Director of Fidelity SelectCo, LLC (2013-present), FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a Member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust, or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011

Mr. Selander also serves as Trustee of other Fidelity funds. Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2002 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Executive officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Scott C. Goebel (1968)
Year of Election or Appointment: 2008 Secretary and Chief Legal Officer (CLO)

Mr. Goebel serves as Secretary and CLO of other funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Secretary and CLO of other Fidelity funds (2008-2013), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC or an affiliate since 2001.

Joseph A. Hanlon (1968)
Year of Election or Appointment: 2012 Chief Compliance Officer

Mr. Hanlon also serves as Chief Compliance Officer of other funds. Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), and Fidelity Management & Research (Hong Kong) (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments. Previously, Mr. Hanlon served as Compliance Officer of Fidelity Management & Research (Japan) Inc. (2009-2013), Strategic Advisers, Inc. (2009-2013), and Fidelity Management & Research (U.K.) Inc. (2009-2013).

Bruce T. Herring (1965)
Year of Election or Appointment: 2006 Vice President of certain Equity Funds

Mr. Herring also serves as Vice President of other funds. He serves as Chief Investment Officer of Fidelity Global Asset Allocation (GAA) (2013-present), Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present), Group Chief Investment Officer of FMR, and President of Fidelity Research & Analysis Company (2010-present). Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007), and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Vice President of other funds. Mr. Hogan serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR's Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Christine Reynolds (1958)
Year of Election or Appointment: 2008 Chief Financial Officer

Ms. Reynolds also serves as Chief Financial Officer of other funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Gary W. Ryan (1958)
Year of Election or Appointment: 2005 Assistant Treasurer

Mr. Ryan also serves as Assistant Treasurer of other funds. Mr. Ryan is an employee of Fidelity Investments and has served in other fund officer roles. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Stephen Sadoski (1971)
Year of Election or Appointment: 2012 Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

Class K designates 100% of the dividend distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class K designates 100% of the dividend during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

Fidelity Stock Selector All Cap Fund hereby designates as a capital gain dividend with respect to the taxable year ended September 30, 2013 $174,125,768, or, if subsequently determined to be different, the net capital gain of such year.

Fidelity Advisor Strategic Growth Fund hereby designates as a capital gain dividend with respect to the taxable year ended June 21, 2013 $3,177,447, or if subsequently determined to be different, the net capital gain of such year.

Fidelity Large Cap Growth Fund hereby designates as a capital gain dividend with respect to the taxable year ended June 21, 2013 $11,166,356, or if subsequently determined to be different, the net capital gain of such year.

The fund will notify shareholders in January 2014 of amounts for use in preparing 2013 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Stock Selector All Cap Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2013 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is a part of the Fidelity family of funds.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, Fidelity Management & Research Company (FMR), and the sub-advisers (together, the Investment Advisers) as it relates to the fund, including the backgrounds of the fund's investment personnel, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board noted that FMR has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered the Investment Advisers' trading and risk management capabilities and resources, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs for global and income-oriented solutions; (iv) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (v) rationalizing product lines and gaining increased efficiencies through the mergers of several funds into other funds; (vi) strengthening Fidelity's index fund offerings by reducing investment minimums and adopting or lowering existing expense caps for certain funds and classes; (vii) enhancing Global Asset Allocation product offerings by launching new funds and strategies, including "open architecture" target date funds that utilize affiliated and unaffiliated sub-advisers; (viii) modifying the eligibility criteria for Institutional Class shares of Advisor funds to increase their marketability to a portion of the defined contribution plan market; (ix) creating a new low-cost retirement share class for certain Advisor funds to appeal to large retirement plans; (x) transitioning the management of certain Fidelity commodity funds to Geode Capital Management LLC, a registered commodity pool operator, while retaining administrative responsibilities for the funds; (xi) reorganizing a number of funds; and (xii) taking steps toward establishing a new Fidelity adviser to manage sector-based funds and products.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that there was a portfolio management change for a sleeve of the fund in January 2013 and May 2013.

Annual Report

The Board took into account discussions with the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board periodically considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of mutual funds with similar objectives ("peer group"). In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and the Investment Advisers' explanations for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved.  In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods which may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following:  general market conditions; issuer-specific information; tactical opportunities for investment; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box) and 75th percentile (bottom of box) of the peer universe.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Stock Selector All Cap Fund

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 11% means that 89% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Fidelity Stock Selector All Cap Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2012. The Board also noted the effect of the fund's negative performance adjustment on the fund's management fee ranking.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A, Class B, Class C, Institutional Class, the retail class and Class K ranked below its competitive median for 2012 and the total expense ratio of Class T ranked above its competitive median for 2012. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable, although Class T was above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Annual Report

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Amendment to Description of Group Fee Rate. At its July 2013 meeting, the Board voted to approve an amendment to the fund's management contract to modify the description of the "group fee rate" effective August 1, 2013. The Board noted that under the prior description in the contract, the group fee rate was based on the average net assets of all registered investment companies with which FMR has management contracts. Under the contract's tiered asset breakpoint schedule, the group fee rate is lower as total fund assets under FMR's management increase, and higher as total fund assets under FMR's management decrease. The Board considered that the prior description would have excluded the assets of 64 Fidelity sector funds from the group fee rate calculation once Fidelity SelectCo, LLC, an affiliate of FMR, assumed management responsibilities for those funds. The Board noted that modifying the description of the group fee rate to continue to include the assets of those 64 funds for purposes of determining group fee rate breakpoints would avoid an immediate adverse impact on the group fee rate for any fund.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the potential to further rationalize the Fidelity fund lineup with the possibility of achieving savings for the funds and Fidelity; (iii) the methodology with respect to competitive fund data and peer group classifications; (iv) the arrangements with, and performance of, certain sub-advisers on behalf of the Fidelity funds, as well as certain proposed participating affiliate arrangements; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, including the rationale for the individual fee rates of certain categories of funds and the definition of group assets; (vii) trends regarding industry use of performance fee structures and the performance adjustment methodologies applicable to the Fidelity funds; (viii) additional competitive analysis regarding the total expenses for certain classes; and (ix) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results.

Annual Report

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

JPMorgan Chase Bank, N.A.
New York, NY

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
245 Summer St., Boston, MA 02210
www.fidelity.com

FSS-K-UANN-1113
1.863286.105

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor®

Stock Selector All Cap

Fund - Class Z

Annual Report

September 30, 2013

(Fidelity Cover Art)

Class Z is
a class of Fidelity®
Stock Selector All Cap Fund

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2013 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended September 30, 2013	Past 1 year	Past 5 years	Past 10 years
Class ZA	23.28%	9.76%	7.52%

A The initial offering of Class Z shares took place on August 13, 2013. Returns prior to August 13, 2013 are those of Institutional Class.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Stock Selector All Cap Fund - Class Z on September 30, 2003. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period. See footnote A above for additional information regarding the performance of Class Z.

Annual Report

Management's Discussion of Fund Performance

Market Recap: The bull run in U.S. stocks settled into a fifth year, as major equity benchmarks ripped through records during the 12 months ending September 30, 2013, despite bouts of volatility at either end of the period. Strong advances were fueled by a generally improving global economy and accommodative monetary policies worldwide. The trend was positive for much of the period, based largely on strengthening U.S. economic data. The broad-based S&P 500® Index set a series of new highs in rising 19.34% for the 12 months, while the blue-chip-laden Dow Jones Industrial AverageSM also achieved significant milestones en route to a 15.59% gain. The growth-oriented Nasdaq Composite Index® had an even stronger run, advancing 22.77%. Early in the period, stocks slipped on investor anxiety over the impending U.S. presidential election and federal debt-ceiling deadline. Although equities rebounded in the new year and steadily increased through late May, news that the U.S. Federal Reserve was considering tapering its stimulative bond-buying program kept stock markets in flux for the remainder of the period. The Fed eventually put aside an imminent tapering, but markets turned skittish over a possible military strike in Syria and a U.S. budget impasse that threatened to shut down the government. Elsewhere, non-U.S. developed-markets equities continued their rebound, with the MSCI® EAFE® Index adding 23.91%.

Comments from Geoff Stein and Christopher Sharpe, Lead Co-Portfolio Managers of Fidelity Advisor® Stock Selector All Cap Fund: For the year, the fund's Class Z shares outpaced the S&P 500®. (For specific class-level results, please refer to the performance section of this report.) Relative to the benchmark, all 10 underlying equity sector central funds beat their respective benchmark components. Benefiting from strong stock selection, the biggest contributors were information technology, health care, energy, telecommunication services and industrials. Collectively, the technology, health care, energy and industrials central funds accounted for 51% of portfolio assets during the period. So, the outperformance of these sizable constituents drove the fund's overall relative performance. On the downside, holding a modest cash stake in a rising market dampened the fund's relative return. Several top individual contributors were underweightings in large index components that underperformed, including technology heavyweights Apple and IBM and integrated-oil giant Exxon Mobil. The biggest detractors were an untimely underweighting in diversified financial services company Bank of America and an out-of-benchmark investment in electronic-payment equipment provider VeriFone Systems. We sold VeriFone during the period, reduced our position in Apple, and significantly increased our investment in Bank of America.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

The Fund invests in Fidelity Central Funds, which are open-end investment companies with similar investment objectives to those of the Fund, available only to other mutual funds and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the underlying Fidelity Central Funds, the Fund also indirectly bear their proportionate share of the expenses of the underlying Fidelity Central Funds. These expenses are not included in the Fund's annualized expense ratio used to calculate either the actual or hypothetical expense estimates presented in the table but are summarized in a footnote to the table.

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The actual expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2013 to September 30, 2013) for Class A, Class T, Class B, Class C, Stock Selector All Cap, Class K and Institutional Class and for the entire period (August 13, 2013 to September 30, 2013) for Class Z. The hypothetical expense Example is based on an investment of $1,000 invested for the one-half year period (April 1, 2013 to September 30, 2013).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Annual Report

Shareholder Expense Example - continued

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense RatioB	Beginning Account Value	Ending Account Value September 30, 2013	Expenses Paid During Period
Class A	1.05%
Actual		$ 1,000.00	$ 1,115.60	$ 5.57C
HypotheticalA		$ 1,000.00	$ 1,019.80	$ 5.32D
Class T	1.31%
Actual		$ 1,000.00	$ 1,114.00	$ 6.94C
HypotheticalA		$ 1,000.00	$ 1,018.50	$ 6.63D
Class B	1.86%
Actual		$ 1,000.00	$ 1,111.00	$ 9.84C
HypotheticalA		$ 1,000.00	$ 1,015.74	$ 9.40D
Class C	1.83%
Actual		$ 1,000.00	$ 1,111.00	$ 9.68C
HypotheticalA		$ 1,000.00	$ 1,015.89	$ 9.25D
Stock Selector All Cap	.70%
Actual		$ 1,000.00	$ 1,117.40	$ 3.72C
HypotheticalA		$ 1,000.00	$ 1,021.56	$ 3.55D
Class K	.61%
Actual		$ 1,000.00	$ 1,118.00	$ 3.24C
HypotheticalA		$ 1,000.00	$ 1,022.01	$ 3.09D
Institutional Class	.77%
Actual		$ 1,000.00	$ 1,117.10	$ 4.09C
HypotheticalA		$ 1,000.00	$ 1,021.21	$ 3.90D
Class Z	.61%
Actual		$ 1,000.00	$ 1,014.30	$ .82C
HypotheticalA		$ 1,000.00	$ 1,022.01	$ 3.09D

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

Annual Report

C Actual expenses are equal to each Class' annualized expense ratio; multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period) for Class A, Class T, Class B, Class C, Stock Selector All Cap, Class K, and Institutional Class and multiplied by 49/365 (to reflect the period August 13, 2013 to September 30, 2013) for Class Z.

D Hypothetical expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

In addition to the expenses noted above, the Fund also indirectly bears its proportional share of the expenses of the underlying Fidelity Central Funds. Annualized expenses of the underlying Fidelity Central Funds as of their most recent fiscal half year ranged from less than .01% to .01%.

Annual Report

Investment Changes (Unaudited)

The information in the following tables is based on the Fund's pro-rata share of the investments of Fidelity's Equity Central Funds.
Top Ten Stocks as of September 30, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Google, Inc. Class A	1.7	1.6
British American Tobacco PLC sponsored ADR	1.5	1.5
Exxon Mobil Corp.	1.2	1.0
The Coca-Cola Co.	1.2	1.3
General Electric Co.	1.2	1.3
Procter & Gamble Co.	1.2	1.3
Gilead Sciences, Inc.	0.9	0.9
CVS Caremark Corp.	0.9	0.9
Apple, Inc.	0.9	1.7
Bank of America Corp.	0.9	0.8
	11.6
Top Five Market Sectors as of September 30, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	17.2	17.5
Financials	15.7	15.6
Health Care	13.1	12.3
Consumer Discretionary	12.6	11.4
Energy	10.6	10.7
At period end, investments in foreign securities, including the Fund's pro-rata share of Fidelity's Equity Central Funds, was 15.5% of net assets.

An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro-rata share of any securities and other investments held indirectly through its investment in the underlying non-money market Fidelity Central Funds, is available at fidelity.com and/or advisor.fidelity.com, as applicable.

Annual Report

Investments September 30, 2013

Showing Percentage of Net Assets

Equity Central Funds - 100.0%
	Shares	Value (000s)
Fidelity Consumer Discretionary Central Fund (b)	2,237,172	$ 439,067
Fidelity Consumer Staples Central Fund (b)	2,106,899	382,002
Fidelity Energy Central Fund (b)	2,616,706	379,161
Fidelity Financials Central Fund (b)	8,810,557	641,849
Fidelity Health Care Central Fund (b)	2,223,030	494,424
Fidelity Industrials Central Fund (b)	1,960,351	388,640
Fidelity Information Technology Central Fund (b)	3,108,950	691,773
Fidelity Materials Central Fund (b)	617,101	127,863
Fidelity Telecom Services Central Fund (b)	712,390	111,097
Fidelity Utilities Central Fund (b)	1,029,634	134,295
TOTAL EQUITY CENTRAL FUNDS (Cost $2,790,462)		3,790,171
Money Market Central Funds - 0.0%

Fidelity Cash Central Fund, 0.10% (a) (Cost $1,391)	1,390,624	1,391
TOTAL INVESTMENT PORTFOLIO - 100.0% (Cost $2,791,853)		3,791,562
NET OTHER ASSETS (LIABILITIES) - 0.0%		(846)
NET ASSETS - 100%		$ 3,790,716
Legend

(a) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. A complete unaudited schedule of portfolio holdings for each Fidelity Central Fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-Q and is available upon request or at the SEC's website at www.sec.gov. An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro-rata share of securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, is available at fidelity.com and/or advisor.fidelity.com, as applicable. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 1
Fidelity Consumer Discretionary Central Fund	4,177
Fidelity Consumer Staples Central Fund	9,322
Fidelity Energy Central Fund	5,764
Fidelity Financials Central Fund	11,272
Fidelity Health Care Central Fund	3,705
Fidelity Industrials Central Fund	5,787
Fidelity Information Technology Central Fund	5,042
Fidelity Materials Central Fund	1,917
Fidelity Securities Lending Cash Central Fund	-*
Fidelity Telecom Services Central Fund	3,007
Fidelity Utilities Central Fund	3,658
Total	$ 53,652
* Amount represents less than $1,000
Additional information regarding the Fund's fiscal year to date purchases and sales, including the ownership percentage, of the non Money Market Central Funds is as follows:
Fund (Amounts in thousands)	Value, beginning of period	Purchases*	Sales Proceeds	Value, end of period	% ownership, end of period
Fidelity Consumer Discretionary Central Fund	$ 247,223	$ 70,134	$ 43,092	$ 439,067	32.7%
Fidelity Consumer Staples Central Fund	270,008	62,015	58,598	382,002	37.6%
Fidelity Energy Central Fund	270,173	52,471	70,384	379,161	35.9%
Fidelity Financials Central Fund	381,251	97,720	57,790	641,849	32.8%
Fidelity Health Care Central Fund	290,253	73,819	80,874	494,424	34.9%
Fidelity Industrials Central Fund	233,368	45,871	36,685	388,640	32.4%
Fidelity Information Technology Central Fund	473,022	84,544	87,736	691,773	34.8%
Fidelity Materials Central Fund	78,333	14,437	425	127,863	31.9%
Fidelity Telecom Services Central Fund	78,962	13,577	12,503	111,097	37.5%
Fidelity Utilities Central Fund	87,525	23,843	12,685	134,295	33.7%
Total	$ 2,410,118	$ 538,431	$ 460,772	$ 3,790,171
* Includes the value of shares purchased through in-kind transactions. See Note 2 of the Notes to Financial Statements.
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

The information in the following table is based on the Fund's pro-rata share of the investments of Fidelity's Equity Central Funds.
Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows (Unaudited):
United States of America	84.5%
United Kingdom	2.8%
Canada	1.4%
Switzerland	1.4%
Japan	1.1%
Bermuda	1.0%
Netherlands	1.0%
Others (Individually Less Than 1%)	6.8%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	September 30, 2013

Assets
Investments in Fidelity Central Funds (cost $2,791,853)		$ 3,791,562
Cash		89
Receivable for investments sold		15,419
Receivable for fund shares sold		737
Dividends receivable		7
Receivable from investment adviser for expense reductions		2
Other receivables		78
Total assets		3,807,894

Liabilities
Payable for investments purchased	$ 1
Payable for fund shares redeemed	14,646
Accrued management fee	1,670
Distribution and service plan fees payable	167
Other affiliated payables	590
Other payables and accrued expenses	104
Total liabilities		17,178

Net Assets		$ 3,790,716
Net Assets consist of:
Paid in capital		$ 2,908,932
Undistributed net investment income		20,611
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(138,537)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		999,710
Net Assets		$ 3,790,716

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	September 30, 2013

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($225,843.75 ÷ 6,518.35 shares)	$ 34.65

Maximum offering price per share (100/94.25 of $34.65)	$ 36.76
Class T: Net Asset Value and redemption price per share ($130,899.44 ÷ 3,785.23 shares)	$ 34.58

Maximum offering price per share (100/96.50 of $34.58)	$ 35.83
Class B: Net Asset Value and offering price per share ($13,313.75 ÷ 386.61 shares)A	$ 34.44

Class C: Net Asset Value and offering price per share ($65,236.48 ÷ 1,894.11 shares)A	$ 34.44

Stock Selector All Cap: Net Asset Value, offering price and redemption price per share ($2,953,140.88 ÷ 84,989.70 shares)	$ 34.75

Class K: Net Asset Value, offering price and redemption price per share ($105,282.65 ÷ 3,028.13 shares)	$ 34.77

Institutional Class: Net Asset Value, offering price and redemption price per share ($296,897.77 ÷ 8,550.97 shares)	$ 34.72

Class Z: Net Asset Value, offering price and redemption price per share ($101.42 ÷ 2.92 shares)	$ 34.73

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended September 30, 2013

Investment Income
Dividends		$ 240
Income from Fidelity Central Funds		53,652
Total income		53,892

Expenses
Management fee Basic fee	$ 18,215
Performance adjustment	(1,214)
Transfer agent fees	5,414
Distribution and service plan fees	1,502
Accounting and security lending fees	946
Custodian fees and expenses	21
Independent trustees' compensation	20
Registration fees	247
Audit	64
Legal	21
Miscellaneous	139
Total expenses before reductions	25,375
Expense reductions	(843)	24,532
Net investment income (loss)		29,360
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	1,794
Fidelity Central Funds	159,100
Foreign currency transactions	2
Total net realized gain (loss)		160,896
Change in net unrealized appreciation (depreciation) on: Investment securities	540,025
Assets and liabilities in foreign currencies	(1)
Total change in net unrealized appreciation (depreciation)		540,024
Net gain (loss)		700,920
Net increase (decrease) in net assets resulting from operations		$ 730,280

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

Amounts in thousands	Year ended September 30, 2013	Year ended September 30, 2012
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 29,360	$ 19,322
Net realized gain (loss)	160,896	42,385
Change in net unrealized appreciation (depreciation)	540,024	450,780
Net increase (decrease) in net assets resulting from operations	730,280	512,487
Distributions to shareholders from net investment income	(24,415)	(7,628)
Distributions to shareholders from net realized gain	(3,382)	(830)
Total distributions	(27,797)	(8,458)
Share transactions - net increase (decrease)	679,524	623,455
Total increase (decrease) in net assets	1,382,007	1,127,484

Net Assets
Beginning of period	2,408,709	1,281,225
End of period (including undistributed net investment income of $20,611 and undistributed net investment income of $16,051, respectively)	$ 3,790,716	$ 2,408,709

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Year ended September 30,	2013 H
Selected Per-Share Data
Net asset value, beginning of period	$ 27.78
Income from Investment Operations
Net investment income (loss) E	.17
Net realized and unrealized gain (loss)	6.79
Total from investment operations	6.96
Distributions from net investment income	(.07)
Distributions from net realized gain	(.02)
Total distributions	(.09)
Net asset value, end of period	$ 34.65
Total Return B, C, D	25.12%
Ratios to Average Net Assets F, I
Expenses before reductions	1.06% A
Expenses net of fee waivers, if any	1.06% A
Expenses net of all reductions	1.04% A
Net investment income (loss)	.59% A
Supplemental Data
Net assets, end of period (in millions)	$ 226
Portfolio turnover rate G	8% J, K

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. Based on their most recent shareholder report date, the expenses ranged from less than .01% to .01%.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period October 23, 2012 (commencement of sale of shares) to September 30, 2013.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J The portfolio turnover rate does not include the assets acquired in the merger.

K Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Year ended September 30,	2013 H
Selected Per-Share Data
Net asset value, beginning of period	$ 27.78
Income from Investment Operations
Net investment income (loss) E	.10
Net realized and unrealized gain (loss)	6.77
Total from investment operations	6.87
Distributions from net investment income	(.05)
Distributions from net realized gain	(.02)
Total distributions	(.07)
Net asset value, end of period	$ 34.58
Total Return B, C, D	24.81%
Ratios to Average Net Assets F, I
Expenses before reductions	1.32% A
Expenses net of fee waivers, if any	1.31% A
Expenses net of all reductions	1.29% A
Net investment income (loss)	.34% A
Supplemental Data
Net assets, end of period (in millions)	$ 131
Portfolio turnover rate G	8% J, K

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. Based on their most recent shareholder report date, the expenses ranged from less than .01% to .01%.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period October 23, 2012 (commencement of sale of shares) to September 30, 2013.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J The portfolio turnover rate does not include the assets acquired in the merger.

K Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Year ended September 30,	2013 H
Selected Per-Share Data
Net asset value, beginning of period	$ 27.78
Income from Investment Operations
Net investment income (loss) E	(.06)
Net realized and unrealized gain (loss)	6.77
Total from investment operations	6.71
Distributions from net investment income	(.03)
Distributions from net realized gain	(.02)
Total distributions	(.05)
Net asset value, end of period	$ 34.44
Total Return B, C, D	24.18%
Ratios to Average Net Assets F, I
Expenses before reductions	1.86% A
Expenses net of fee waivers, if any	1.86% A
Expenses net of all reductions	1.84% A
Net investment income (loss)	(.21)% A
Supplemental Data
Net assets, end of period (in millions)	$ 13
Portfolio turnover rate G	8% J, K

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. Based on their most recent shareholder report date, the expenses ranged from less than .01% to .01%.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period October 23, 2012 (commencement of sale of shares) to September 30, 2013.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J The portfolio turnover rate does not include the assets acquired in the merger.

K Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Year ended September 30,	2013 H
Selected Per-Share Data
Net asset value, beginning of period	$ 27.78
Income from Investment Operations
Net investment income (loss) E	(.05)
Net realized and unrealized gain (loss)	6.76
Total from investment operations	6.71
Distributions from net investment income	(.03)
Distributions from net realized gain	(.02)
Total distributions	(.05)
Net asset value, end of period	$ 34.44
Total Return B, C, D	24.19%
Ratios to Average Net Assets F, I
Expenses before reductions	1.84% A
Expenses net of fee waivers, if any	1.84% A
Expenses net of all reductions	1.82% A
Net investment income (loss)	(.18)% A
Supplemental Data
Net assets, end of period (in millions)	$ 65
Portfolio turnover rate G	8% J, K

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. Based on their most recent shareholder report date, the expenses ranged from less than .01% to .01%.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period October 23, 2012 (commencement of sale of shares) to September 30, 2013.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J The portfolio turnover rate does not include the assets acquired in the merger.

K Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Stock Selector All Cap

Years ended September 30,	2013	2012	2011 G	2010 J	2009 J	2008 J
Selected Per-Share Data
Net asset value, beginning of period	$ 28.48	$ 22.21	$ 23.68	$ 19.98	$ 18.79	$ 32.37
Income from Investment Operations
Net investment income (loss) D	.30	.24	.15	.16	.14	.20
Net realized and unrealized gain (loss)	6.28	6.18	(1.48)	3.69	1.27	(12.14)
Total from investment operations	6.58	6.42	(1.33)	3.85	1.41	(11.94)
Distributions from net investment income	(.27)	(.14)	(.14)	(.15)	(.22)	(.16)
Distributions from net realized gain	(.04)	(.02)	-	-	-	(1.48)
Total distributions	(.31)	(.15) L	(.14)	(.15)	(.22)	(1.64)
Net asset value, end of period	$ 34.75	$ 28.48	$ 22.21	$ 23.68	$ 19.98	$ 18.79
Total Return B, C	23.36%	29.02%	(5.68)%	19.35%	7.77%	(38.78)%
Ratios to Average Net Assets E, H
Expenses before reductions	.71%	.72%	.80% A	.87%	.87%	.93%
Expenses net of fee waivers, if any	.71%	.72%	.80% A	.87%	.87%	.93%
Expenses net of all reductions	.69%	.71%	.78% A	.86%	.87%	.93%
Net investment income (loss)	.96%	.90%	.64% A	.72%	.82%	.77%
Supplemental Data
Net assets, end of period (in millions)	$ 2,953	$ 2,361	$ 1,247	$ 730	$ 552	$ 698
Portfolio turnover rate F	8% I, K	21%	9% A	147% K	109%	121%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. Based on their most recent shareholder report date, the expenses ranged from less than .01% to .01%.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the eleven month period ended September 30. The Fund changed its fiscal year from October 31 to September 30, effective September 30, 2011.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I The portfolio turnover rate does not include the assets acquired in the merger.

J For the period ended October 31.

K Portfolio turnover rate excludes securities received or delivered in-kind.

L Total distributions of $.15 per share is comprised of distributions from net investment income of $.136 and distributions from net realized gain of $.015 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class K

Years ended September 30,	2013	2012	2011 G	2010 K	2009 K	2008 H
Selected Per-Share Data
Net asset value, beginning of period	$ 28.50	$ 22.23	$ 23.70	$ 20.00	$ 18.81	$ 27.80
Income from Investment Operations
Net investment income (loss) D	.33	.27	.19	.20	.18	.06
Net realized and unrealized gain (loss)	6.28	6.19	(1.47)	3.69	1.27	(9.05)
Total from investment operations	6.61	6.46	(1.28)	3.89	1.45	(8.99)
Distributions from net investment income	(.30)	(.17)	(.19)	(.19)	(.26)	-
Distributions from net realized gain	(.04)	(.02)	-	-	-	-
Total distributions	(.34)	(.19)	(.19)	(.19)	(.26)	-
Net asset value, end of period	$ 34.77	$ 28.50	$ 22.23	$ 23.70	$ 20.00	$ 18.81
Total Return B, C	23.47%	29.18%	(5.50)%	19.54%	8.00%	(32.34)%
Ratios to Average Net Assets E, I
Expenses before reductions	.61%	.61%	.62% A	.68%	.65%	.79% A
Expenses net of fee waivers, if any	.61%	.61%	.62% A	.68%	.65%	.79% A
Expenses net of all reductions	.59%	.59%	.60% A	.66%	.65%	.78% A
Net investment income (loss)	1.06%	1.02%	.81% A	.91%	1.04%	.63% A
Supplemental Data
Net assets, end of period (in millions)	$ 105	$ 47	$ 34	$ 36	$ 22	$ 35
Portfolio turnover rate F	8% J, L	21%	9% A	147% L	109%	121%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. Based on their most recent shareholder report date, the expenses ranged from less than .01% to .01%.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the eleven month period ended September 30. The Fund changed its fiscal year from October 31 to September 30, effective September 30, 2011.

H For the period May 9, 2008 (commencement of sale of shares) to October 31, 2008.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J The portfolio turnover rate does not include the assets acquired in the merger.

K For the period ended October 31.

L Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Year ended September 30,	2013 G
Selected Per-Share Data
Net asset value, beginning of period	$ 27.78
Income from Investment Operations
Net investment income (loss) D	.25
Net realized and unrealized gain (loss)	6.79
Total from investment operations	7.04
Distributions from net investment income	(.08)
Distributions from net realized gain	(.02)
Total distributions	(.10)
Net asset value, end of period	$ 34.72
Total Return B, C	25.43%
Ratios to Average Net Assets E, H
Expenses before reductions	.78% A
Expenses net of fee waivers, if any	.78% A
Expenses net of all reductions	.76% A
Net investment income (loss)	.87% A
Supplemental Data
Net assets, end of period (in millions)	$ 297
Portfolio turnover rate F	8% I, J

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. Based on their most recent shareholder report date, the expenses ranged from less than .01% to .01%.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period October 23, 2012 (commencement of sale of shares) to September 30, 2013.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I The portfolio turnover rate does not include the assets acquired in the merger.

J Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class Z

Year ended September 30,	2013 G
Selected Per-Share Data
Net asset value, beginning of period	$ 34.24
Income from Investment Operations
Net investment income (loss) D	.06
Net realized and unrealized gain (loss)	.43
Total from investment operations	.49
Net asset value, end of period	$ 34.73
Total Return B, C	1.43%
Ratios to Average Net Assets E, H
Expenses before reductions	.61% A
Expenses net of fee waivers, if any	.61% A
Expenses net of all reductions	.59% A
Net investment income (loss)	1.36% A
Supplemental Data
Net asset value, end of period (000 omitted)	101
Portfolio turnover rate F	8% I, J

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. Based on their most recent shareholder report date, the expenses ranged from less than .01% to .01%.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period August 13, 2013 (commencement of sale of shares) to September 30, 2013.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I The portfolio turnover rate does not include the assets acquired in the merger.

J Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended September 30, 2013

(Amounts in thousands except percentages)

1. Organization.

Fidelity Stock Selector All Cap Fund (the Fund) is a fund of Fidelity Capital Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund commenced sale of Class A, Class T, Class B, Class C and Institutional Class shares on October 23, 2012. The Fund commenced sale of Class Z shares on August 13, 2013. The Fund offers Class A, Class T, Class C, Stock Selector All Cap, Class K, Institutional Class and Class Z shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

During the period, the Fund exchanged securities for shares of 10 Fidelity Equity Central Funds ("the Equity Central Funds") all of which are affiliated investment companies managed by FMRC, an affiliate of FMR. Each of the Equity Central Funds seeks capital appreciation and invests primarily in securities of companies whose principal business activities fall within specific industries. The Fund delivered securities to each Equity Central Fund in exchange for shares of each respective Equity Central Fund, as presented in the accompanying table. The exchange with Telecom Services resulted in a realized gain of $297 and $296 to the Fund for Financial Statement and for federal income tax purposes, respectively.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

2. Investments in Fidelity Central Funds - continued

Fidelity Equity Central Fund	Value of Securities Delivered	Unrealized Appreciation / (Depreciation)	Shares of Equity Central Fund Exchanged
Consumer Discretionary	$ 37,807	$ 3,097	198
Consumer Staples	33,048	1,670	179
Energy	34,725	1,110	250
Financials	52,529	1,975	724
Health Care	41,205	5,068	197
Industrials	32,762	1,854	172
Information Technology	57,698	5,160	276
Materials	10,317	378	52
Telecom Services	9,474	(81)	60
Utilities	11,773	296	90
Total	$ 321,338	$ 20,527	2,198

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the Fund. These strategies are consistent with the investment objectives of the Fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the Fund. The following summarizes the Fund's investment in each non-money market Fidelity Central Fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio*
Fidelity Equity Central Funds	FMR Co., Inc. (FMRC)	Each fund seeks capital appreciation by investing primarily in common stocks, with a concentration in a particular industry.	Foreign Securities Repurchase Agreements Restricted Securities	Less than .01% to .01%

* Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro-rata share of any securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, is available at fidelity.com and/or advisor.fidelity.com, as applicable. A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including

Annual Report

2. Investments in Fidelity Central Funds - continued

investment valuation policies) of those funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Foreign Currency - continued

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known. Expenses included in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses of the Fidelity Central Funds. Although not included in the Fund's expenses, the Fund indirectly bears its proportionate share of the Fidelity Central Funds' expenses through the impact of these expenses on each Fidelity Central Fund's NAV.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of September 30, 2013, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, partnerships (including allocations from Fidelity Central Funds), deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 738,354
Gross unrealized depreciation	(349)
Net unrealized appreciation (depreciation) on securities and other investments	$ 738,005
Tax Cost	$ 3,053,557

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 22,107
Undistributed long-term capital gain	$ 174,126
Net unrealized appreciation (depreciation)	$ 738,006

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. Capital loss carryforwards were as follows:

Fiscal year of expiration:
2016	$ (9,858)
2017	(42,130)
Total capital loss carryforward	$ (51,988)

The Fund acquired $120,933 of capital loss carryforwards from Fidelity Advisor Stock Selector All Cap Fund when it merged into the Fund in October 2012. The losses acquired that will be available to offset future capital gains of the Fund will be limited to approximately $18,047 per year. The Fund acquired $34,658 of capital loss carryforwards from Fidelity Tax Managed Stock Fund and $62,546 of capital loss carryforwards from Fidelity 130/30 Large Cap Fund in June 2013. The losses acquired that will be available to offset future capital gains of the Fund will be limited to approximately $2,038 and $594 per year, respectively. As a result, at least $88,580 of the Fund's capital loss carryforward will expire unused and is not included in the capital loss carryforward amounts disclosed above.

The tax character of distributions paid was as follows:

	September 30, 2013	September 30, 2012
Ordinary Income	$ 27,797	$ 8,458

4. Purchases and Sales of Investments.

Purchases and sales of securities (including the Equity Central Funds), other than short-term securities and in-kind transactions, aggregated $252,915 and $481,109, respectively.

Annual Report

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR, including any mutual funds previously advised by FMR that are currently advised by Fidelity SelectCo, LLC, an affiliate of FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± 20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of the Stock Selector All Cap Fund as compared to an appropriate benchmark index over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .52% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

FMR pays a portion of the management fees received from the Fund to the Fidelity Central Funds' investment advisers, who are also affiliates, for managing the assets of the Fidelity Central Funds.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 444	$ 10
Class T	.25%	.25%	507	7
Class B	.75%	.25%	114	87
Class C	.75%	.25%	437	50
			$ 1,502	$ 154

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

5. Fees and Other Transactions with Affiliates - continued

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 14
Class T	5
Class B*	5
Class C*	3
$ 27

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Stock Selector All Cap, except for Class Z. FIIOC receives an asset-based fee of Class K's and Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 450	.25*
Class T	259	.26*
Class B	35	.30*
Class C	124	.28*
Stock Selector All Cap	3,923.15
Class K	32.05
Institutional Class	591	.23*
Class Z	-**	.05*
	$ 5,414

* Annualized

** Amount represents seven dollars.

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The fee is based on the level of average net assets for each month.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $1 for the period.

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $7 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. At period end, there were no security loans outstanding. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to twenty-two dollars. During the period, there were no securities loaned to FCM.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

8. Expense Reductions.

FMR voluntarily agreed to reimburse a portion of the Fund's Class A, Class T, Class B, Class C, Stock Selector All Cap, Class K and Institutional Class operating expenses. During the period, this reimbursement reduced expenses as follows:

Reimbursement

Class A	$ 1
Class T	-*
Class B	-**
Class C	-***
Stock Selector All Cap	96
Class K	3
Institutional Class	1
$ 101

* Amount represents four hundred and eighty dollars.

** Amount represents fifty-two dollars.

*** Amount represents two hundred and thirty-eight dollars.

Commissions paid to certain brokers with whom FMR, or its affiliates, places trades on behalf of the Fund and the Equity Central Funds include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $737 for the period.

In addition, FMR reimbursed a portion of the Fund's operating expenses during the period in the amount of $5.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended September 30,	2013A	2012
From net investment income
Class A	$ 411	$ -
Class T	188	-
Class B	11	-
Class C	39	-
Stock Selector All Cap	22,500	7,362
Class K	490	266
Institutional Class	776	-
Total	$ 24,415	$ 7,628

Annual Report

9. Distributions to Shareholders - continued

Years ended September 30,	2013A	2012
From net realized gain
Class A	$ 122	$ -
Class T	70	-
Class B	8	-
Class C	27	-
Stock Selector All Cap	2,907	807
Class K	56	23
Institutional Class	192	-
Total	$ 3,382	$ 830

A Distributions for Class A, Class T, Class B, Class C and Institutional Class are for the period October 23, 2012, (commencement of sale of shares) to September 30, 2013.

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended September 30,	2013 A, B	2012	2013 A, B	2012
Class A
Shares sold	657	-	$ 20,426	$ -
Issued in exchange for shares of Fidelity 130/30 Large Cap Fund	53	-	1,661	-
Issued in exchange for shares of Fidelity Advisor Stock Selector All Cap Fund	6,392	-	177,562	-
Issued in exchange for shares of Fidelity Advisor Strategic Growth Fund	686	-	21,621	-
Issued in exchange for shares of Fidelity Large Cap Growth Fund	448	-	14,128	-
Issued in exchange for shares of Fidelity Tax Managed Stock Fund	241	-	7,592	-
Reinvestment of distributions	18	-	511	-
Shares redeemed	(1,977)	-	(61,087)	-
Net increase (decrease)	6,518	-	$ 182,414	$ -
Class T
Shares sold	267	-	$ 8,363	$ -
Issued in exchange for shares of Fidelity 130/30 Large Cap Fund	31	-	985	-
Issued in exchange for shares of Fidelity Advisor Stock Selector All Cap Fund	3,617	-	100,480	-
Issued in exchange for shares of Fidelity Advisor Strategic Growth Fund	360	-	11,350	-
Issued in exchange for shares of Fidelity Large Cap Growth Fund	196	-	6,157	-
Issued in exchange for shares of Fidelity Tax Managed Stock Fund	124	-	3,891	-
Reinvestment of distributions	9	-	247	-

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

10. Share Transactions - continued

	Shares		Dollars
Years ended September 30,	2013 A, B	2012	2013 A, B	2012
Class T
Shares redeemed	(819)	-	$ (25,138)	$ -
Net increase (decrease)	3,785	-	$ 106,335	$ -
Class B
Shares sold	7	-	$ 251	$ -
Issued in exchange for shares of Fidelity 130/30 Large Cap Fund	12	-	372	-
Issued in exchange for shares of Fidelity Advisor Stock Selector All Cap Fund	432	-	11,996	-
Issued in exchange for shares of Fidelity Advisor Strategic Growth Fund	39	-	1,226	-
Issued in exchange for shares of Fidelity Large Cap Growth Fund	45	-	1,402	-
Issued in exchange for shares of Fidelity Tax Managed Stock Fund	20	-	614	-
Reinvestment of distributions	1	-	18	-
Shares redeemed	(169)	-	(5,331)	-
Net increase (decrease)	387	-	$ 10,548	$ -
Class C
Shares sold	122	-	$ 3,833	$ -
Issued in exchange for shares of Fidelity 130/30 Large Cap Fund	35	-	1,092	-
Issued in exchange for shares of Fidelity Advisor Stock Selector All Cap Fund	1,407	-	39,072	-
Issued in exchange for shares of Fidelity Advisor Strategic Growth Fund	242	-	7,604	-
Issued in exchange for shares of Fidelity Large Cap Growth Fund	246	-	7,718	-
Issued in exchange for shares of Fidelity Tax Managed Stock Fund	81	-	2,547	-
Reinvestment of distributions	2	-	59	-
Shares redeemed	(241)	-	(7,375)	-
Net increase (decrease)	1,894	-	$ 54,550	$ -
Stock Selector All Cap
Shares sold	7,716	46,209	$ 278,216	$ 1,129,433
Issued in exchange for shares of Fidelity 130/30 Large Cap Fund	564	-	17,803	-
Issued in exchange for shares of Fidelity Large Cap Growth Fund	4,124	-	130,279	-
Issued in exchange for shares of Fidelity Tax Managed Stock Fund	1,893	-	59,813	-
Reinvestment of distributions	894	326	25,085	7,992
Shares redeemed	(13,117)	(19,746)	(461,605)	(516,662)
Net increase (decrease)	2,074	26,789	$ 49,591	$ 620,763

Annual Report

10. Share Transactions - continued

	Shares		Dollars
Years ended September 30,	2013 A, B	2012	2013 A, B	2012
Class K
Shares sold	1,966	557	$ 62,070	$ 14,475
Reinvestment of distributions	19	12	546	289
Shares redeemed	(615)	(459)	(19,796)	(12,072)
Net increase (decrease)	1,370	110	$ 42,820	$ 2,692
Institutional Class
Shares sold	892	-	$ 27,516	$ -
Issued in exchange for shares of Fidelity 130/30 Large Cap Fund	3	-	86	-
Issued in exchange for shares of Fidelity Advisor Stock Selector All Cap Fund	9,736	-	270,464	-
Issued in exchange for shares of Fidelity Advisor Strategic Growth Fund	52	-	1,649	-
Issued in exchange for shares of Fidelity Large Cap Growth Fund	122	-	3,838	-
Issued in exchange for shares of Fidelity Tax Managed Stock Fund	32	-	1,016	-
Reinvestment of distributions	34	-	955	-
Shares redeemed	(2,320)	-	(72,358)	-
Net increase (decrease)	8,551	-	$ 233,166	$ -
Class Z
Shares sold	3	-	$ 100	$ -

A Share transactions for Class A, Class T, Class B, Class C and Institutional Class are for the period October 23, 2012 (commencement of sale of shares) to September 30, 2013.

B Share transactions for Class Z are for the period August 13, 2013 (commencement of sale of shares) to September 30, 2013.

11. Merger Information.

On October 26, 2012, the Fund acquired all of the assets and assumed all of the liabilities of Fidelity Advisor® Stock Selector All Cap Fund ("Target Fund") pursuant to an agreement and plan of reorganization approved by the Board of Trustees ("The Board") on March 14, 2012. In addition, the Board approved the creation of additional classes of shares that commenced operations on October 23, 2012. The acquisition was accomplished by an exchange of shares of each class of the Fund for corresponding shares then outstanding of the Target Fund at their net asset value on the acquisition date. The reorganization provides shareholders of the Target Fund access to a larger portfolio with a similar investment objective. The reorganization qualified as a tax-free reorganization for federal income tax purposes with no gain or loss recognized to the funds or their shareholders. The Target Fund's net assets of $599,574, including securities of $600,112 and unrealized appreciation of $108,565, were combined with the Fund's net assets of $2,356,214 for total net assets after the acquisition of $2,955,788.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

11. Merger Information - continued

On June 21, 2013, the Fund acquired all of the assets and assumed all of the liabilities of Fidelity 130/30 Large Cap Fund, Fidelity Advisor Strategic Growth Fund, Fidelity Large Cap Growth Fund and Fidelity Tax Managed Stock Fund ("Target Funds") pursuant to agreements and plans of reorganization approved by the Board of Trustees ("The Board") on November 14, 2012. The acquisition was accomplished by an exchange of shares of each class of the Fund for corresponding shares then outstanding of the Target Funds at their net asset value on the acquisition date. The reorganization provides shareholders of the Target Funds access to a larger portfolio with a similar investment objective and lower expenses. The reorganization qualified as a tax-free reorganization for federal income tax purposes with no gain or loss recognized to the funds or their shareholders. The Target Funds' net assets of $21,999, including securities of $21,969 and unrealized depreciation of $(344) for Fidelity 130/30 Large Cap Fund; and net assets of $43,450, including securities of $43,568 and unrealized appreciation of $1,310 for Fidelity Advisor Strategic Growth Fund; and net assets of $163,522, including securities of $163,249 and unrealized appreciation of $3,672 for Fidelity Large Cap Growth Fund; and net assets of $75,473, including securities of $75,390 and unrealized depreciation of $(1,483) for Fidelity Tax Managed Stock Fund; were combined with the Fund's net assets of $3,262,556 for total net assets after the acquisition of $3,567,000.

Pro forma results of operations of the combined entity for the entire period ended September 30, 2013, as though the acquisition had occurred as of the beginning of the year (rather than on the actual acquisition dates), are as follows:

Net investment income (loss)	$ 31,218
Total net realized gain (loss)	227,999
Total change in net unrealized appreciation (depreciation)	493,669
Net increase (decrease) in net assets resulting from operations	$ 752,886

Because the combined investment portfolios have been managed as a single portfolio since the acquisitions were completed, it is not practicable to separate the amounts of revenue and earnings of the acquired funds that have been included in the Fund's accompanying Statement of Operations since October 26, 2012 and June 21, 2013, respectively.

Annual Report

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, a shareholder of record owned approximately 39% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Capital Trust and Shareholders of Fidelity Stock Selector All Cap Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Stock Selector All Cap Fund (the Fund), a fund of Fidelity Capital Trust, including the schedule of investments, as of September 30, 2013, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2013, by correspondence with the custodians and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Stock Selector All Cap Fund as of September 30, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

November 20, 2013

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trusts and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance. Except for James C. Curvey, Ned C. Lautenbach, Ronald P. O'Hanley, and William S. Stavropoulos, each of the Trustees oversees 172 funds. Mr. Curvey oversees 395 funds. Mr. Lautenbach, Mr. O'Hanley, and Mr. Stavropoulos each oversees 246 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person of the trust and the funds (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Funds' Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

Annual Report

Trustees and Officers - continued

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the funds' Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the funds are carried out by or through FMR, its affiliates and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Funds' Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (1957)
Year of Election or Appointment: 2011 Trustee

Mr. O'Hanley also serves as Trustee of other Fidelity funds. He is Director of Fidelity SelectCo, LLC (2013-present), FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a Member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for each fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2002 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for each fund.

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Executive officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Scott C. Goebel (1968)
Year of Election or Appointment: 2008 Secretary and Chief Legal Officer (CLO)

Mr. Goebel serves as Secretary and CLO of other funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Secretary and CLO of other Fidelity funds (2008-2013), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC or an affiliate since 2001.

Joseph A. Hanlon (1968)
Year of Election or Appointment: 2012 Chief Compliance Officer

Mr. Hanlon also serves as Chief Compliance Officer of other funds. Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), and Fidelity Management & Research (Hong Kong) (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments. Previously, Mr. Hanlon served as Compliance Officer of Fidelity Management & Research (Japan) Inc. (2009-2013), Strategic Advisers, Inc. (2009-2013), and Fidelity Management & Research (U.K.) Inc. (2009-2013).

Bruce T. Herring (1965)
Year of Election or Appointment: 2006 Vice President of certain Equity Funds

Mr. Herring also serves as Vice President of other funds. He serves as Chief Investment Officer of Fidelity Global Asset Allocation (GAA) (2013-present), Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present), Group Chief Investment Officer of FMR, and President of Fidelity Research & Analysis Company (2010-present). Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007), and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Vice President of other funds. Mr. Hogan serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR's Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Christine Reynolds (1958)
Year of Election or Appointment: 2008 Chief Financial Officer

Ms. Reynolds also serves as Chief Financial Officer of other funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Gary W. Ryan (1958)
Year of Election or Appointment: 2005 Assistant Treasurer

Mr. Ryan also serves as Assistant Treasurer of other funds. Mr. Ryan is an employee of Fidelity Investments and has served in other fund officer roles. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Stephen Sadoski (1971)
Year of Election or Appointment: 2012 Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

Fidelity Stock Selector All Cap Fund hereby designates as a capital gain dividend with respect to the taxable year ended September 30, 2013 $174,125,768, or, if subsequently determined to be different, the net capital gain of such year.

Fidelity Advisor Strategic Growth Fund hereby designates as a capital gain dividend with respect to the taxable year ended June 21, 2013 $3,177,447, or if subsequently determined to be different, the net capital gain of such year.

Fidelity Large Cap Growth Fund hereby designates as a capital gain dividend with respect to the taxable year ended June 21, 2013 $11,166,356, or if subsequently determined to be different, the net capital gain of such year.

The fund will notify shareholders in January 2014 of amounts for use in preparing 2013 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Stock Selector All Cap Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2013 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is a part of the Fidelity family of funds.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, Fidelity Management & Research Company (FMR), and the sub-advisers (together, the Investment Advisers) as it relates to the fund, including the backgrounds of the fund's investment personnel, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board noted that FMR has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered the Investment Advisers' trading and risk management capabilities and resources, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs for global and income-oriented solutions; (iv) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (v) rationalizing product lines and gaining increased efficiencies through the mergers of several funds into other funds; (vi) strengthening Fidelity's index fund offerings by reducing investment minimums and adopting or lowering existing expense caps for certain funds and classes; (vii) enhancing Global Asset Allocation product offerings by launching new funds and strategies, including "open architecture" target date funds that utilize affiliated and unaffiliated sub-advisers; (viii) modifying the eligibility criteria for Institutional Class shares of Advisor funds to increase their marketability to a portion of the defined contribution plan market; (ix) creating a new low-cost retirement share class for certain Advisor funds to appeal to large retirement plans; (x) transitioning the management of certain Fidelity commodity funds to Geode Capital Management LLC, a registered commodity pool operator, while retaining administrative responsibilities for the funds; (xi) reorganizing a number of funds; and (xii) taking steps toward establishing a new Fidelity adviser to manage sector-based funds and products.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that there was a portfolio management change for a sleeve of the fund in January 2013 and May 2013.

Annual Report

The Board took into account discussions with the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board periodically considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of mutual funds with similar objectives ("peer group"). In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and the Investment Advisers' explanations for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved.  In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods which may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following:  general market conditions; issuer-specific information; tactical opportunities for investment; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box) and 75th percentile (bottom of box) of the peer universe.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Stock Selector All Cap Fund

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 11% means that 89% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Fidelity Stock Selector All Cap Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2012. The Board also noted the effect of the fund's negative performance adjustment on the fund's management fee ranking.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A, Class B, Class C, Institutional Class, the retail class and Class K ranked below its competitive median for 2012 and the total expense ratio of Class T ranked above its competitive median for 2012. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable, although Class T was above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Annual Report

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Amendment to Description of Group Fee Rate. At its July 2013 meeting, the Board voted to approve an amendment to the fund's management contract to modify the description of the "group fee rate" effective August 1, 2013. The Board noted that under the prior description in the contract, the group fee rate was based on the average net assets of all registered investment companies with which FMR has management contracts. Under the contract's tiered asset breakpoint schedule, the group fee rate is lower as total fund assets under FMR's management increase, and higher as total fund assets under FMR's management decrease. The Board considered that the prior description would have excluded the assets of 64 Fidelity sector funds from the group fee rate calculation once Fidelity SelectCo, LLC, an affiliate of FMR, assumed management responsibilities for those funds. The Board noted that modifying the description of the group fee rate to continue to include the assets of those 64 funds for purposes of determining group fee rate breakpoints would avoid an immediate adverse impact on the group fee rate for any fund.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the potential to further rationalize the Fidelity fund lineup with the possibility of achieving savings for the funds and Fidelity; (iii) the methodology with respect to competitive fund data and peer group classifications; (iv) the arrangements with, and performance of, certain sub-advisers on behalf of the Fidelity funds, as well as certain proposed participating affiliate arrangements; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, including the rationale for the individual fee rates of certain categories of funds and the definition of group assets; (vii) trends regarding industry use of performance fee structures and the performance adjustment methodologies applicable to the Fidelity funds; (viii) additional competitive analysis regarding the total expenses for certain classes; and (ix) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results.

Annual Report

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

JPMorgan Chase Bank

New York, NY

(Fidelity Investment logo)(registered trademark)

AFSSZ-UANN-1113
1.9584715.100

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor®

Stock Selector All Cap

Fund - Class A, Class T, Class B
and Class C

Annual Report

September 30, 2013

(Fidelity Cover Art)

Class A, Class T,
Class B, and Class C are
classes of Fidelity®
Stock Selector All Cap Fund

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Managers' review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2013 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended September 30, 2013	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge) A	15.87%	8.41%	6.86%
Class T (incl. 3.50% sales charge) B	18.34%	8.86%	7.08%
Class B (incl. contingent deferred sales charge) C	17.02%	9.25%	7.41%
Class C (incl. contingent deferred sales charge) D	21.02%	9.53%	7.41%

A Class A shares bear a 0.25% 12b-1 fee. The initial offering of Class A shares took place on October 23, 2012. Returns prior to October 23, 2012, are those of Fidelity® Stock Selector All Cap Fund, the original class of the fund, which has no 12b-1 fee. Had Class A's 12b-1 fee been reflected, returns prior to October 23, 2012, would have been lower.

B Class T shares bear a 0.50% 12b-1 fee. The initial offering of Class T shares took place on October 23, 2012. Returns prior to October 23, 2012, are those of Fidelity® Stock Selector All Cap Fund, the original class of the fund, which has no 12b-1 fee. Had Class T's 12b-1 fee been reflected, returns prior to October 23, 2012, would have been lower.

C Class B shares bear a 1.00% 12b-1 fee. The initial offering of Class B shares took place on October 23, 2012. Returns prior to October 23, 2012, are those of Fidelity Stock Selector All Cap Fund, the original class of the fund, which has no 12b-1 fee. Had Class B's 12b-1 fee been reflected, returns prior to October 23, 2012, would have been lower. Class B shares' contingent deferred sales charges included in the past one year, past five years, and past ten years total return figures are 5%, 2%, and 0%, respectively.

D Class C shares bear a 1.00% 12b-1 fee. The initial offering of Class C shares took place on October 23, 2012. Returns prior to October 23, 2012, are those of Fidelity Stock Selector All Cap Fund, the original class of the fund, which has no 12b-1 fee. Had Class C's 12b-1 fee been reflected, returns prior to October 23, 2012, would have been lower. Class C shares' contingent deferred sales charges included in the past one year, past five years, and past ten years total return figures are 1%, 0%, and 0%, respectively.

Annual Report

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Stock Selector All Cap Fund - Class A on September 30, 2003, and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period. See footnote A on the previous page for additional information regarding the performance of Class A.

Annual Report

Management's Discussion of Fund Performance

Market Recap: The bull run in U.S. stocks settled into a fifth year, as major equity benchmarks ripped through records during the 12 months ending September 30, 2013, despite bouts of volatility at either end of the period. Strong advances were fueled by a generally improving global economy and accommodative monetary policies worldwide. The trend was positive for much of the period, based largely on strengthening U.S. economic data. The broad-based S&P 500® Index set a series of new highs in rising 19.34% for the 12 months, while the blue-chip-laden Dow Jones Industrial AverageSM also achieved significant milestones en route to a 15.59% gain. The growth-oriented Nasdaq Composite Index® had an even stronger run, advancing 22.77%. Early in the period, stocks slipped on investor anxiety over the impending U.S. presidential election and federal debt-ceiling deadline. Although equities rebounded in the new year and steadily increased through late May, news that the U.S. Federal Reserve was considering tapering its stimulative bond-buying program kept stock markets in flux for the remainder of the period. The Fed eventually put aside an imminent tapering, but markets turned skittish over a possible military strike in Syria and a U.S. budget impasse that threatened to shut down the government. Elsewhere, non-U.S. developed-markets equities continued their rebound, with the MSCI® EAFE® Index adding 23.91%.

Comments from Geoff Stein and Christopher Sharpe, Lead Co-Portfolio Managers of Fidelity Advisor® Stock Selector All Cap Fund: For the year, the fund's Class A, Class T, Class B and Class C shares rose 22.94%, 22.63%, 22.02% and 22.02%, respectively (excluding sales charges), outpacing the S&P 500®. Relative to the benchmark, all 10 underlying equity sector central funds beat their respective benchmark components. Benefiting from strong stock selection, the biggest contributors were information technology, health care, energy, telecommunication services and industrials. Collectively, the technology, health care, energy and industrials central funds accounted for 51% of portfolio assets during the period. So, the outperformance of these sizable constituents drove the fund's overall relative performance. On the downside, holding a modest cash stake in a rising market dampened the fund's relative return. Several top individual contributors were underweightings in large index components that underperformed, including technology heavyweights Apple and IBM and integrated-oil giant Exxon Mobil. The biggest detractors were an untimely underweighting in diversified financial services company Bank of America and an out-of-benchmark investment in electronic-payment equipment provider VeriFone Systems. We sold VeriFone during the period, reduced our position in Apple, and significantly increased our investment in Bank of America.

Annual Report

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

The Fund invests in Fidelity Central Funds, which are open-end investment companies with similar investment objectives to those of the Fund, available only to other mutual funds and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the underlying Fidelity Central Funds, the Fund also indirectly bear their proportionate share of the expenses of the underlying Fidelity Central Funds. These expenses are not included in the Fund's annualized expense ratio used to calculate either the actual or hypothetical expense estimates presented in the table but are summarized in a footnote to the table.

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The actual expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2013 to September 30, 2013) for Class A, Class T, Class B, Class C, Stock Selector All Cap, Class K and Institutional Class and for the entire period (August 13, 2013 to September 30, 2013) for Class Z. The hypothetical expense Example is based on an investment of $1,000 invested for the one-half year period (April 1, 2013 to September 30, 2013).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Annual Report

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense RatioB	Beginning Account Value	Ending Account Value September 30, 2013	Expenses Paid During Period
Class A	1.05%
Actual		$ 1,000.00	$ 1,115.60	$ 5.57C
HypotheticalA		$ 1,000.00	$ 1,019.80	$ 5.32D
Class T	1.31%
Actual		$ 1,000.00	$ 1,114.00	$ 6.94C
HypotheticalA		$ 1,000.00	$ 1,018.50	$ 6.63D
Class B	1.86%
Actual		$ 1,000.00	$ 1,111.00	$ 9.84C
HypotheticalA		$ 1,000.00	$ 1,015.74	$ 9.40D
Class C	1.83%
Actual		$ 1,000.00	$ 1,111.00	$ 9.68C
HypotheticalA		$ 1,000.00	$ 1,015.89	$ 9.25D
Stock Selector All Cap	.70%
Actual		$ 1,000.00	$ 1,117.40	$ 3.72C
HypotheticalA		$ 1,000.00	$ 1,021.56	$ 3.55D
Class K	.61%
Actual		$ 1,000.00	$ 1,118.00	$ 3.24C
HypotheticalA		$ 1,000.00	$ 1,022.01	$ 3.09D
Institutional Class	.77%
Actual		$ 1,000.00	$ 1,117.10	$ 4.09C
HypotheticalA		$ 1,000.00	$ 1,021.21	$ 3.90D
Class Z	.61%
Actual		$ 1,000.00	$ 1,014.30	$ .82C
HypotheticalA		$ 1,000.00	$ 1,022.01	$ 3.09D

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

Annual Report

Shareholder Expense Example - continued

C Actual expenses are equal to each Class' annualized expense ratio; multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period) for Class A, Class T, Class B, Class C, Stock Selector All Cap, Class K, and Institutional Class and multiplied by 49/365 (to reflect the period August 13, 2013 to September 30, 2013) for Class Z.

D Hypothetical expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

In addition to the expenses noted above, the Fund also indirectly bears its proportional share of the expenses of the underlying Fidelity Central Funds. Annualized expenses of the underlying Fidelity Central Funds as of their most recent fiscal half year ranged from less than .01% to .01%.

Annual Report

Investment Changes (Unaudited)

The information in the following tables is based on the Fund's pro-rata share of the investments of Fidelity's Equity Central Funds.
Top Ten Stocks as of September 30, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Google, Inc. Class A	1.7	1.6
British American Tobacco PLC sponsored ADR	1.5	1.5
Exxon Mobil Corp.	1.2	1.0
The Coca-Cola Co.	1.2	1.3
General Electric Co.	1.2	1.3
Procter & Gamble Co.	1.2	1.3
Gilead Sciences, Inc.	0.9	0.9
CVS Caremark Corp.	0.9	0.9
Apple, Inc.	0.9	1.7
Bank of America Corp.	0.9	0.8
	11.6
Top Five Market Sectors as of September 30, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	17.2	17.5
Financials	15.7	15.6
Health Care	13.1	12.3
Consumer Discretionary	12.6	11.4
Energy	10.6	10.7
At period end, investments in foreign securities, including the Fund's pro-rata share of Fidelity's Equity Central Funds, was 15.5% of net assets.

An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro-rata share of any securities and other investments held indirectly through its investment in the underlying non-money market Fidelity Central Funds, is available at fidelity.com and/or advisor.fidelity.com, as applicable.

Annual Report

Investments September 30, 2013

Showing Percentage of Net Assets

Equity Central Funds - 100.0%
	Shares	Value (000s)
Fidelity Consumer Discretionary Central Fund (b)	2,237,172	$ 439,067
Fidelity Consumer Staples Central Fund (b)	2,106,899	382,002
Fidelity Energy Central Fund (b)	2,616,706	379,161
Fidelity Financials Central Fund (b)	8,810,557	641,849
Fidelity Health Care Central Fund (b)	2,223,030	494,424
Fidelity Industrials Central Fund (b)	1,960,351	388,640
Fidelity Information Technology Central Fund (b)	3,108,950	691,773
Fidelity Materials Central Fund (b)	617,101	127,863
Fidelity Telecom Services Central Fund (b)	712,390	111,097
Fidelity Utilities Central Fund (b)	1,029,634	134,295
TOTAL EQUITY CENTRAL FUNDS (Cost $2,790,462)		3,790,171
Money Market Central Funds - 0.0%

Fidelity Cash Central Fund, 0.10% (a) (Cost $1,391)	1,390,624	1,391
TOTAL INVESTMENT PORTFOLIO - 100.0% (Cost $2,791,853)		3,791,562
NET OTHER ASSETS (LIABILITIES) - 0.0%		(846)
NET ASSETS - 100%		$ 3,790,716
Legend

(a) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. A complete unaudited schedule of portfolio holdings for each Fidelity Central Fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-Q and is available upon request or at the SEC's website at www.sec.gov. An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro-rata share of securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, is available at fidelity.com and/or advisor.fidelity.com, as applicable. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 1
Fidelity Consumer Discretionary Central Fund	4,177
Fidelity Consumer Staples Central Fund	9,322
Fidelity Energy Central Fund	5,764
Fidelity Financials Central Fund	11,272
Fidelity Health Care Central Fund	3,705
Fidelity Industrials Central Fund	5,787
Fidelity Information Technology Central Fund	5,042
Fidelity Materials Central Fund	1,917
Fidelity Securities Lending Cash Central Fund	-*
Fidelity Telecom Services Central Fund	3,007
Fidelity Utilities Central Fund	3,658
Total	$ 53,652
* Amount represents less than $1,000
Additional information regarding the Fund's fiscal year to date purchases and sales, including the ownership percentage, of the non Money Market Central Funds is as follows:
Fund (Amounts in thousands)	Value, beginning of period	Purchases*	Sales Proceeds	Value, end of period	% ownership, end of period
Fidelity Consumer Discretionary Central Fund	$ 247,223	$ 70,134	$ 43,092	$ 439,067	32.7%
Fidelity Consumer Staples Central Fund	270,008	62,015	58,598	382,002	37.6%
Fidelity Energy Central Fund	270,173	52,471	70,384	379,161	35.9%
Fidelity Financials Central Fund	381,251	97,720	57,790	641,849	32.8%
Fidelity Health Care Central Fund	290,253	73,819	80,874	494,424	34.9%
Fidelity Industrials Central Fund	233,368	45,871	36,685	388,640	32.4%
Fidelity Information Technology Central Fund	473,022	84,544	87,736	691,773	34.8%
Fidelity Materials Central Fund	78,333	14,437	425	127,863	31.9%
Fidelity Telecom Services Central Fund	78,962	13,577	12,503	111,097	37.5%
Fidelity Utilities Central Fund	87,525	23,843	12,685	134,295	33.7%
Total	$ 2,410,118	$ 538,431	$ 460,772	$ 3,790,171
* Includes the value of shares purchased through in-kind transactions. See Note 2 of the Notes to Financial Statements.
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

The information in the following table is based on the Fund's pro-rata share of the investments of Fidelity's Equity Central Funds.
Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows (Unaudited):
United States of America	84.5%
United Kingdom	2.8%
Canada	1.4%
Switzerland	1.4%
Japan	1.1%
Bermuda	1.0%
Netherlands	1.0%
Others (Individually Less Than 1%)	6.8%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	September 30, 2013

Assets
Investments in Fidelity Central Funds (cost $2,791,853)		$ 3,791,562
Cash		89
Receivable for investments sold		15,419
Receivable for fund shares sold		737
Dividends receivable		7
Receivable from investment adviser for expense reductions		2
Other receivables		78
Total assets		3,807,894

Liabilities
Payable for investments purchased	$ 1
Payable for fund shares redeemed	14,646
Accrued management fee	1,670
Distribution and service plan fees payable	167
Other affiliated payables	590
Other payables and accrued expenses	104
Total liabilities		17,178

Net Assets		$ 3,790,716
Net Assets consist of:
Paid in capital		$ 2,908,932
Undistributed net investment income		20,611
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(138,537)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		999,710
Net Assets		$ 3,790,716

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	September 30, 2013

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($225,843.75 ÷ 6,518.35 shares)	$ 34.65

Maximum offering price per share (100/94.25 of $34.65)	$ 36.76
Class T: Net Asset Value and redemption price per share ($130,899.44 ÷ 3,785.23 shares)	$ 34.58

Maximum offering price per share (100/96.50 of $34.58)	$ 35.83
Class B: Net Asset Value and offering price per share ($13,313.75 ÷ 386.61 shares)A	$ 34.44

Class C: Net Asset Value and offering price per share ($65,236.48 ÷ 1,894.11 shares)A	$ 34.44

Stock Selector All Cap: Net Asset Value, offering price and redemption price per share ($2,953,140.88 ÷ 84,989.70 shares)	$ 34.75

Class K: Net Asset Value, offering price and redemption price per share ($105,282.65 ÷ 3,028.13 shares)	$ 34.77

Institutional Class: Net Asset Value, offering price and redemption price per share ($296,897.77 ÷ 8,550.97 shares)	$ 34.72

Class Z: Net Asset Value, offering price and redemption price per share ($101.42 ÷ 2.92 shares)	$ 34.73

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

Amounts in thousands	Year ended September 30, 2013

Investment Income
Dividends		$ 240
Income from Fidelity Central Funds		53,652
Total income		53,892

Expenses
Management fee Basic fee	$ 18,215
Performance adjustment	(1,214)
Transfer agent fees	5,414
Distribution and service plan fees	1,502
Accounting and security lending fees	946
Custodian fees and expenses	21
Independent trustees' compensation	20
Registration fees	247
Audit	64
Legal	21
Miscellaneous	139
Total expenses before reductions	25,375
Expense reductions	(843)	24,532
Net investment income (loss)		29,360
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	1,794
Fidelity Central Funds	159,100
Foreign currency transactions	2
Total net realized gain (loss)		160,896
Change in net unrealized appreciation (depreciation) on: Investment securities	540,025
Assets and liabilities in foreign currencies	(1)
Total change in net unrealized appreciation (depreciation)		540,024
Net gain (loss)		700,920
Net increase (decrease) in net assets resulting from operations		$ 730,280

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended September 30, 2013	Year ended September 30, 2012
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 29,360	$ 19,322
Net realized gain (loss)	160,896	42,385
Change in net unrealized appreciation (depreciation)	540,024	450,780
Net increase (decrease) in net assets resulting from operations	730,280	512,487
Distributions to shareholders from net investment income	(24,415)	(7,628)
Distributions to shareholders from net realized gain	(3,382)	(830)
Total distributions	(27,797)	(8,458)
Share transactions - net increase (decrease)	679,524	623,455
Total increase (decrease) in net assets	1,382,007	1,127,484

Net Assets
Beginning of period	2,408,709	1,281,225
End of period (including undistributed net investment income of $20,611 and undistributed net investment income of $16,051, respectively)	$ 3,790,716	$ 2,408,709

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Year ended September 30,	2013 H
Selected Per-Share Data
Net asset value, beginning of period	$ 27.78
Income from Investment Operations
Net investment income (loss) E	.17
Net realized and unrealized gain (loss)	6.79
Total from investment operations	6.96
Distributions from net investment income	(.07)
Distributions from net realized gain	(.02)
Total distributions	(.09)
Net asset value, end of period	$ 34.65
Total Return B, C, D	25.12%
Ratios to Average Net Assets F, I
Expenses before reductions	1.06% A
Expenses net of fee waivers, if any	1.06% A
Expenses net of all reductions	1.04% A
Net investment income (loss)	.59% A
Supplemental Data
Net assets, end of period (in millions)	$ 226
Portfolio turnover rate G	8% J, K

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. Based on their most recent shareholder report date, the expenses ranged from less than .01% to .01%.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period October 23, 2012 (commencement of sale of shares) to September 30, 2013.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J The portfolio turnover rate does not include the assets acquired in the merger.

K Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Year ended September 30,	2013 H
Selected Per-Share Data
Net asset value, beginning of period	$ 27.78
Income from Investment Operations
Net investment income (loss) E	.10
Net realized and unrealized gain (loss)	6.77
Total from investment operations	6.87
Distributions from net investment income	(.05)
Distributions from net realized gain	(.02)
Total distributions	(.07)
Net asset value, end of period	$ 34.58
Total Return B, C, D	24.81%
Ratios to Average Net Assets F, I
Expenses before reductions	1.32% A
Expenses net of fee waivers, if any	1.31% A
Expenses net of all reductions	1.29% A
Net investment income (loss)	.34% A
Supplemental Data
Net assets, end of period (in millions)	$ 131
Portfolio turnover rate G	8% J, K

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. Based on their most recent shareholder report date, the expenses ranged from less than .01% to .01%.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period October 23, 2012 (commencement of sale of shares) to September 30, 2013.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J The portfolio turnover rate does not include the assets acquired in the merger.

K Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Year ended September 30,	2013 H
Selected Per-Share Data
Net asset value, beginning of period	$ 27.78
Income from Investment Operations
Net investment income (loss) E	(.06)
Net realized and unrealized gain (loss)	6.77
Total from investment operations	6.71
Distributions from net investment income	(.03)
Distributions from net realized gain	(.02)
Total distributions	(.05)
Net asset value, end of period	$ 34.44
Total Return B, C, D	24.18%
Ratios to Average Net Assets F, I
Expenses before reductions	1.86% A
Expenses net of fee waivers, if any	1.86% A
Expenses net of all reductions	1.84% A
Net investment income (loss)	(.21)% A
Supplemental Data
Net assets, end of period (in millions)	$ 13
Portfolio turnover rate G	8% J, K

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. Based on their most recent shareholder report date, the expenses ranged from less than .01% to .01%.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period October 23, 2012 (commencement of sale of shares) to September 30, 2013.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J The portfolio turnover rate does not include the assets acquired in the merger.

K Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Year ended September 30,	2013 H
Selected Per-Share Data
Net asset value, beginning of period	$ 27.78
Income from Investment Operations
Net investment income (loss) E	(.05)
Net realized and unrealized gain (loss)	6.76
Total from investment operations	6.71
Distributions from net investment income	(.03)
Distributions from net realized gain	(.02)
Total distributions	(.05)
Net asset value, end of period	$ 34.44
Total Return B, C, D	24.19%
Ratios to Average Net Assets F, I
Expenses before reductions	1.84% A
Expenses net of fee waivers, if any	1.84% A
Expenses net of all reductions	1.82% A
Net investment income (loss)	(.18)% A
Supplemental Data
Net assets, end of period (in millions)	$ 65
Portfolio turnover rate G	8% J, K

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. Based on their most recent shareholder report date, the expenses ranged from less than .01% to .01%.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period October 23, 2012 (commencement of sale of shares) to September 30, 2013.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J The portfolio turnover rate does not include the assets acquired in the merger.

K Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Stock Selector All Cap

Years ended September 30,	2013	2012	2011 G	2010 J	2009 J	2008 J
Selected Per-Share Data
Net asset value, beginning of period	$ 28.48	$ 22.21	$ 23.68	$ 19.98	$ 18.79	$ 32.37
Income from Investment Operations
Net investment income (loss) D	.30	.24	.15	.16	.14	.20
Net realized and unrealized gain (loss)	6.28	6.18	(1.48)	3.69	1.27	(12.14)
Total from investment operations	6.58	6.42	(1.33)	3.85	1.41	(11.94)
Distributions from net investment income	(.27)	(.14)	(.14)	(.15)	(.22)	(.16)
Distributions from net realized gain	(.04)	(.02)	-	-	-	(1.48)
Total distributions	(.31)	(.15) L	(.14)	(.15)	(.22)	(1.64)
Net asset value, end of period	$ 34.75	$ 28.48	$ 22.21	$ 23.68	$ 19.98	$ 18.79
Total Return B, C	23.36%	29.02%	(5.68)%	19.35%	7.77%	(38.78)%
Ratios to Average Net Assets E, H
Expenses before reductions	.71%	.72%	.80% A	.87%	.87%	.93%
Expenses net of fee waivers, if any	.71%	.72%	.80% A	.87%	.87%	.93%
Expenses net of all reductions	.69%	.71%	.78% A	.86%	.87%	.93%
Net investment income (loss)	.96%	.90%	.64% A	.72%	.82%	.77%
Supplemental Data
Net assets, end of period (in millions)	$ 2,953	$ 2,361	$ 1,247	$ 730	$ 552	$ 698
Portfolio turnover rate F	8% I, K	21%	9% A	147% K	109%	121%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. Based on their most recent shareholder report date, the expenses ranged from less than .01% to .01%.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the eleven month period ended September 30. The Fund changed its fiscal year from October 31 to September 30, effective September 30, 2011.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I The portfolio turnover rate does not include the assets acquired in the merger.

J For the period ended October 31.

K Portfolio turnover rate excludes securities received or delivered in-kind.

L Total distributions of $.15 per share is comprised of distributions from net investment income of $.136 and distributions from net realized gain of $.015 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class K

Years ended September 30,	2013	2012	2011 G	2010 K	2009 K	2008 H
Selected Per-Share Data
Net asset value, beginning of period	$ 28.50	$ 22.23	$ 23.70	$ 20.00	$ 18.81	$ 27.80
Income from Investment Operations
Net investment income (loss) D	.33	.27	.19	.20	.18	.06
Net realized and unrealized gain (loss)	6.28	6.19	(1.47)	3.69	1.27	(9.05)
Total from investment operations	6.61	6.46	(1.28)	3.89	1.45	(8.99)
Distributions from net investment income	(.30)	(.17)	(.19)	(.19)	(.26)	-
Distributions from net realized gain	(.04)	(.02)	-	-	-	-
Total distributions	(.34)	(.19)	(.19)	(.19)	(.26)	-
Net asset value, end of period	$ 34.77	$ 28.50	$ 22.23	$ 23.70	$ 20.00	$ 18.81
Total Return B, C	23.47%	29.18%	(5.50)%	19.54%	8.00%	(32.34)%
Ratios to Average Net Assets E, I
Expenses before reductions	.61%	.61%	.62% A	.68%	.65%	.79% A
Expenses net of fee waivers, if any	.61%	.61%	.62% A	.68%	.65%	.79% A
Expenses net of all reductions	.59%	.59%	.60% A	.66%	.65%	.78% A
Net investment income (loss)	1.06%	1.02%	.81% A	.91%	1.04%	.63% A
Supplemental Data
Net assets, end of period (in millions)	$ 105	$ 47	$ 34	$ 36	$ 22	$ 35
Portfolio turnover rate F	8% J, L	21%	9% A	147% L	109%	121%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. Based on their most recent shareholder report date, the expenses ranged from less than .01% to .01%.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the eleven month period ended September 30. The Fund changed its fiscal year from October 31 to September 30, effective September 30, 2011.

H For the period May 9, 2008 (commencement of sale of shares) to October 31, 2008.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J The portfolio turnover rate does not include the assets acquired in the merger.

K For the period ended October 31.

L Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Year ended September 30,	2013 G
Selected Per-Share Data
Net asset value, beginning of period	$ 27.78
Income from Investment Operations
Net investment income (loss) D	.25
Net realized and unrealized gain (loss)	6.79
Total from investment operations	7.04
Distributions from net investment income	(.08)
Distributions from net realized gain	(.02)
Total distributions	(.10)
Net asset value, end of period	$ 34.72
Total Return B, C	25.43%
Ratios to Average Net Assets E, H
Expenses before reductions	.78% A
Expenses net of fee waivers, if any	.78% A
Expenses net of all reductions	.76% A
Net investment income (loss)	.87% A
Supplemental Data
Net assets, end of period (in millions)	$ 297
Portfolio turnover rate F	8% I, J

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. Based on their most recent shareholder report date, the expenses ranged from less than .01% to .01%.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period October 23, 2012 (commencement of sale of shares) to September 30, 2013.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I The portfolio turnover rate does not include the assets acquired in the merger.

J Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class Z

Year ended September 30,	2013 G
Selected Per-Share Data
Net asset value, beginning of period	$ 34.24
Income from Investment Operations
Net investment income (loss) D	.06
Net realized and unrealized gain (loss)	.43
Total from investment operations	.49
Net asset value, end of period	$ 34.73
Total Return B, C	1.43%
Ratios to Average Net Assets E, H
Expenses before reductions	.61% A
Expenses net of fee waivers, if any	.61% A
Expenses net of all reductions	.59% A
Net investment income (loss)	1.36% A
Supplemental Data
Net asset value, end of period (000 omitted)	101
Portfolio turnover rate F	8% I, J

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. Based on their most recent shareholder report date, the expenses ranged from less than .01% to .01%.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period August 13, 2013 (commencement of sale of shares) to September 30, 2013.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I The portfolio turnover rate does not include the assets acquired in the merger.

J Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended September 30, 2013

(Amounts in thousands except percentages)

1. Organization.

Fidelity Stock Selector All Cap Fund (the Fund) is a fund of Fidelity Capital Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund commenced sale of Class A, Class T, Class B, Class C and Institutional Class shares on October 23, 2012. The Fund commenced sale of Class Z shares on August 13, 2013. The Fund offers Class A, Class T, Class C, Stock Selector All Cap, Class K, Institutional Class and Class Z shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

During the period, the Fund exchanged securities for shares of 10 Fidelity Equity Central Funds ("the Equity Central Funds") all of which are affiliated investment companies managed by FMRC, an affiliate of FMR. Each of the Equity Central Funds seeks capital appreciation and invests primarily in securities of companies whose principal business activities fall within specific industries. The Fund delivered securities to each Equity Central Fund in exchange for shares of each respective Equity Central Fund, as presented in the accompanying table. The exchange with Telecom Services resulted in a realized gain of $297 and $296 to the Fund for Financial Statement and for federal income tax purposes, respectively.

Annual Report

2. Investments in Fidelity Central Funds - continued

Fidelity Equity Central Fund	Value of Securities Delivered	Unrealized Appreciation / (Depreciation)	Shares of Equity Central Fund Exchanged
Consumer Discretionary	$ 37,807	$ 3,097	198
Consumer Staples	33,048	1,670	179
Energy	34,725	1,110	250
Financials	52,529	1,975	724
Health Care	41,205	5,068	197
Industrials	32,762	1,854	172
Information Technology	57,698	5,160	276
Materials	10,317	378	52
Telecom Services	9,474	(81)	60
Utilities	11,773	296	90
Total	$ 321,338	$ 20,527	2,198

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the Fund. These strategies are consistent with the investment objectives of the Fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the Fund. The following summarizes the Fund's investment in each non-money market Fidelity Central Fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio*
Fidelity Equity Central Funds	FMR Co., Inc. (FMRC)	Each fund seeks capital appreciation by investing primarily in common stocks, with a concentration in a particular industry.	Foreign Securities Repurchase Agreements Restricted Securities	Less than .01% to .01%

* Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro-rata share of any securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, is available at fidelity.com and/or advisor.fidelity.com, as applicable. A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

2. Investments in Fidelity Central Funds - continued

investment valuation policies) of those funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

Annual Report

3. Significant Accounting Policies - continued

Foreign Currency - continued

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known. Expenses included in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses of the Fidelity Central Funds. Although not included in the Fund's expenses, the Fund indirectly bears its proportionate share of the Fidelity Central Funds' expenses through the impact of these expenses on each Fidelity Central Fund's NAV.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of September 30, 2013, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, partnerships (including allocations from Fidelity Central Funds), deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 738,354
Gross unrealized depreciation	(349)
Net unrealized appreciation (depreciation) on securities and other investments	$ 738,005
Tax Cost	$ 3,053,557

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 22,107
Undistributed long-term capital gain	$ 174,126
Net unrealized appreciation (depreciation)	$ 738,006

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. Capital loss carryforwards were as follows:

Fiscal year of expiration:
2016	$ (9,858)
2017	(42,130)
Total capital loss carryforward	$ (51,988)

The Fund acquired $120,933 of capital loss carryforwards from Fidelity Advisor Stock Selector All Cap Fund when it merged into the Fund in October 2012. The losses acquired that will be available to offset future capital gains of the Fund will be limited to approximately $18,047 per year. The Fund acquired $34,658 of capital loss carryforwards from Fidelity Tax Managed Stock Fund and $62,546 of capital loss carryforwards from Fidelity 130/30 Large Cap Fund in June 2013. The losses acquired that will be available to offset future capital gains of the Fund will be limited to approximately $2,038 and $594 per year, respectively. As a result, at least $88,580 of the Fund's capital loss carryforward will expire unused and is not included in the capital loss carryforward amounts disclosed above.

The tax character of distributions paid was as follows:

	September 30, 2013	September 30, 2012
Ordinary Income	$ 27,797	$ 8,458

4. Purchases and Sales of Investments.

Purchases and sales of securities (including the Equity Central Funds), other than short-term securities and in-kind transactions, aggregated $252,915 and $481,109, respectively.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR, including any mutual funds previously advised by FMR that are currently advised by Fidelity SelectCo, LLC, an affiliate of FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± 20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of the Stock Selector All Cap Fund as compared to an appropriate benchmark index over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .52% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

FMR pays a portion of the management fees received from the Fund to the Fidelity Central Funds' investment advisers, who are also affiliates, for managing the assets of the Fidelity Central Funds.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 444	$ 10
Class T	.25%	.25%	507	7
Class B	.75%	.25%	114	87
Class C	.75%	.25%	437	50
			$ 1,502	$ 154

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 14
Class T	5
Class B*	5
Class C*	3
$ 27

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Stock Selector All Cap, except for Class Z. FIIOC receives an asset-based fee of Class K's and Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 450	.25*
Class T	259	.26*
Class B	35	.30*
Class C	124	.28*
Stock Selector All Cap	3,923.15
Class K	32.05
Institutional Class	591	.23*
Class Z	-**	.05*
	$ 5,414

* Annualized

** Amount represents seven dollars.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

5. Fees and Other Transactions with Affiliates - continued

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The fee is based on the level of average net assets for each month.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $1 for the period.

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $7 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. At period end, there were no security loans outstanding. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to twenty-two dollars. During the period, there were no securities loaned to FCM.

Annual Report

8. Expense Reductions.

FMR voluntarily agreed to reimburse a portion of the Fund's Class A, Class T, Class B, Class C, Stock Selector All Cap, Class K and Institutional Class operating expenses. During the period, this reimbursement reduced expenses as follows:

Reimbursement

Class A	$ 1
Class T	-*
Class B	-**
Class C	-***
Stock Selector All Cap	96
Class K	3
Institutional Class	1
$ 101

* Amount represents four hundred and eighty dollars.

** Amount represents fifty-two dollars.

*** Amount represents two hundred and thirty-eight dollars.

Commissions paid to certain brokers with whom FMR, or its affiliates, places trades on behalf of the Fund and the Equity Central Funds include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $737 for the period.

In addition, FMR reimbursed a portion of the Fund's operating expenses during the period in the amount of $5.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended September 30,	2013A	2012
From net investment income
Class A	$ 411	$ -
Class T	188	-
Class B	11	-
Class C	39	-
Stock Selector All Cap	22,500	7,362
Class K	490	266
Institutional Class	776	-
Total	$ 24,415	$ 7,628

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

9. Distributions to Shareholders - continued

Years ended September 30,	2013A	2012
From net realized gain
Class A	$ 122	$ -
Class T	70	-
Class B	8	-
Class C	27	-
Stock Selector All Cap	2,907	807
Class K	56	23
Institutional Class	192	-
Total	$ 3,382	$ 830

A Distributions for Class A, Class T, Class B, Class C and Institutional Class are for the period October 23, 2012, (commencement of sale of shares) to September 30, 2013.

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended September 30,	2013 A, B	2012	2013 A, B	2012
Class A
Shares sold	657	-	$ 20,426	$ -
Issued in exchange for shares of Fidelity 130/30 Large Cap Fund	53	-	1,661	-
Issued in exchange for shares of Fidelity Advisor Stock Selector All Cap Fund	6,392	-	177,562	-
Issued in exchange for shares of Fidelity Advisor Strategic Growth Fund	686	-	21,621	-
Issued in exchange for shares of Fidelity Large Cap Growth Fund	448	-	14,128	-
Issued in exchange for shares of Fidelity Tax Managed Stock Fund	241	-	7,592	-
Reinvestment of distributions	18	-	511	-
Shares redeemed	(1,977)	-	(61,087)	-
Net increase (decrease)	6,518	-	$ 182,414	$ -
Class T
Shares sold	267	-	$ 8,363	$ -
Issued in exchange for shares of Fidelity 130/30 Large Cap Fund	31	-	985	-
Issued in exchange for shares of Fidelity Advisor Stock Selector All Cap Fund	3,617	-	100,480	-
Issued in exchange for shares of Fidelity Advisor Strategic Growth Fund	360	-	11,350	-
Issued in exchange for shares of Fidelity Large Cap Growth Fund	196	-	6,157	-
Issued in exchange for shares of Fidelity Tax Managed Stock Fund	124	-	3,891	-
Reinvestment of distributions	9	-	247	-

Annual Report

10. Share Transactions - continued

	Shares		Dollars
Years ended September 30,	2013 A, B	2012	2013 A, B	2012
Class T
Shares redeemed	(819)	-	$ (25,138)	$ -
Net increase (decrease)	3,785	-	$ 106,335	$ -
Class B
Shares sold	7	-	$ 251	$ -
Issued in exchange for shares of Fidelity 130/30 Large Cap Fund	12	-	372	-
Issued in exchange for shares of Fidelity Advisor Stock Selector All Cap Fund	432	-	11,996	-
Issued in exchange for shares of Fidelity Advisor Strategic Growth Fund	39	-	1,226	-
Issued in exchange for shares of Fidelity Large Cap Growth Fund	45	-	1,402	-
Issued in exchange for shares of Fidelity Tax Managed Stock Fund	20	-	614	-
Reinvestment of distributions	1	-	18	-
Shares redeemed	(169)	-	(5,331)	-
Net increase (decrease)	387	-	$ 10,548	$ -
Class C
Shares sold	122	-	$ 3,833	$ -
Issued in exchange for shares of Fidelity 130/30 Large Cap Fund	35	-	1,092	-
Issued in exchange for shares of Fidelity Advisor Stock Selector All Cap Fund	1,407	-	39,072	-
Issued in exchange for shares of Fidelity Advisor Strategic Growth Fund	242	-	7,604	-
Issued in exchange for shares of Fidelity Large Cap Growth Fund	246	-	7,718	-
Issued in exchange for shares of Fidelity Tax Managed Stock Fund	81	-	2,547	-
Reinvestment of distributions	2	-	59	-
Shares redeemed	(241)	-	(7,375)	-
Net increase (decrease)	1,894	-	$ 54,550	$ -
Stock Selector All Cap
Shares sold	7,716	46,209	$ 278,216	$ 1,129,433
Issued in exchange for shares of Fidelity 130/30 Large Cap Fund	564	-	17,803	-
Issued in exchange for shares of Fidelity Large Cap Growth Fund	4,124	-	130,279	-
Issued in exchange for shares of Fidelity Tax Managed Stock Fund	1,893	-	59,813	-
Reinvestment of distributions	894	326	25,085	7,992
Shares redeemed	(13,117)	(19,746)	(461,605)	(516,662)
Net increase (decrease)	2,074	26,789	$ 49,591	$ 620,763

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

10. Share Transactions - continued

	Shares		Dollars
Years ended September 30,	2013 A, B	2012	2013 A, B	2012
Class K
Shares sold	1,966	557	$ 62,070	$ 14,475
Reinvestment of distributions	19	12	546	289
Shares redeemed	(615)	(459)	(19,796)	(12,072)
Net increase (decrease)	1,370	110	$ 42,820	$ 2,692
Institutional Class
Shares sold	892	-	$ 27,516	$ -
Issued in exchange for shares of Fidelity 130/30 Large Cap Fund	3	-	86	-
Issued in exchange for shares of Fidelity Advisor Stock Selector All Cap Fund	9,736	-	270,464	-
Issued in exchange for shares of Fidelity Advisor Strategic Growth Fund	52	-	1,649	-
Issued in exchange for shares of Fidelity Large Cap Growth Fund	122	-	3,838	-
Issued in exchange for shares of Fidelity Tax Managed Stock Fund	32	-	1,016	-
Reinvestment of distributions	34	-	955	-
Shares redeemed	(2,320)	-	(72,358)	-
Net increase (decrease)	8,551	-	$ 233,166	$ -
Class Z
Shares sold	3	-	$ 100	$ -

A Share transactions for Class A, Class T, Class B, Class C and Institutional Class are for the period October 23, 2012 (commencement of sale of shares) to September 30, 2013.

B Share transactions for Class Z are for the period August 13, 2013 (commencement of sale of shares) to September 30, 2013.

11. Merger Information.

On October 26, 2012, the Fund acquired all of the assets and assumed all of the liabilities of Fidelity Advisor® Stock Selector All Cap Fund ("Target Fund") pursuant to an agreement and plan of reorganization approved by the Board of Trustees ("The Board") on March 14, 2012. In addition, the Board approved the creation of additional classes of shares that commenced operations on October 23, 2012. The acquisition was accomplished by an exchange of shares of each class of the Fund for corresponding shares then outstanding of the Target Fund at their net asset value on the acquisition date. The reorganization provides shareholders of the Target Fund access to a larger portfolio with a similar investment objective. The reorganization qualified as a tax-free reorganization for federal income tax purposes with no gain or loss recognized to the funds or their shareholders. The Target Fund's net assets of $599,574, including securities of $600,112 and unrealized appreciation of $108,565, were combined with the Fund's net assets of $2,356,214 for total net assets after the acquisition of $2,955,788.

Annual Report

11. Merger Information - continued

On June 21, 2013, the Fund acquired all of the assets and assumed all of the liabilities of Fidelity 130/30 Large Cap Fund, Fidelity Advisor Strategic Growth Fund, Fidelity Large Cap Growth Fund and Fidelity Tax Managed Stock Fund ("Target Funds") pursuant to agreements and plans of reorganization approved by the Board of Trustees ("The Board") on November 14, 2012. The acquisition was accomplished by an exchange of shares of each class of the Fund for corresponding shares then outstanding of the Target Funds at their net asset value on the acquisition date. The reorganization provides shareholders of the Target Funds access to a larger portfolio with a similar investment objective and lower expenses. The reorganization qualified as a tax-free reorganization for federal income tax purposes with no gain or loss recognized to the funds or their shareholders. The Target Funds' net assets of $21,999, including securities of $21,969 and unrealized depreciation of $(344) for Fidelity 130/30 Large Cap Fund; and net assets of $43,450, including securities of $43,568 and unrealized appreciation of $1,310 for Fidelity Advisor Strategic Growth Fund; and net assets of $163,522, including securities of $163,249 and unrealized appreciation of $3,672 for Fidelity Large Cap Growth Fund; and net assets of $75,473, including securities of $75,390 and unrealized depreciation of $(1,483) for Fidelity Tax Managed Stock Fund; were combined with the Fund's net assets of $3,262,556 for total net assets after the acquisition of $3,567,000.

Pro forma results of operations of the combined entity for the entire period ended September 30, 2013, as though the acquisition had occurred as of the beginning of the year (rather than on the actual acquisition dates), are as follows:

Net investment income (loss)	$ 31,218
Total net realized gain (loss)	227,999
Total change in net unrealized appreciation (depreciation)	493,669
Net increase (decrease) in net assets resulting from operations	$ 752,886

Because the combined investment portfolios have been managed as a single portfolio since the acquisitions were completed, it is not practicable to separate the amounts of revenue and earnings of the acquired funds that have been included in the Fund's accompanying Statement of Operations since October 26, 2012 and June 21, 2013, respectively.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, a shareholder of record owned approximately 39% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Capital Trust and Shareholders of Fidelity Stock Selector All Cap Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Stock Selector All Cap Fund (the Fund), a fund of Fidelity Capital Trust, including the schedule of investments, as of September 30, 2013, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2013, by correspondence with the custodians and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Stock Selector All Cap Fund as of September 30, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

November 20, 2013

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, Ned C. Lautenbach, Ronald P. O'Hanley, and William S. Stavropoulos, each of the Trustees oversees 172 funds. Mr. Curvey oversees 395 funds. Mr. Lautenbach, Mr. O'Hanley, and Mr. Stavropoulos each oversees 246 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person of the trust and the fund (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

Annual Report

Trustees and Officers - continued

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (1957)
Year of Election or Appointment: 2011 Trustee

Mr. O'Hanley also serves as Trustee of other Fidelity funds. He is Director of Fidelity SelectCo, LLC (2013-present), FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a Member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2002 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer, and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Executive officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Scott C. Goebel (1968)
Year of Election or Appointment: 2008 Secretary and Chief Legal Officer (CLO)

Mr. Goebel serves as Secretary and CLO of other funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Secretary and CLO of other Fidelity funds (2008-2013), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC or an affiliate since 2001.

Joseph A. Hanlon (1968)
Year of Election or Appointment: 2012 Chief Compliance Officer

Mr. Hanlon also serves as Chief Compliance Officer of other funds. Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), and Fidelity Management & Research (Hong Kong) (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments. Previously, Mr. Hanlon served as Compliance Officer of Fidelity Management & Research (Japan) Inc. (2009-2013), Strategic Advisers, Inc. (2009-2013), and Fidelity Management & Research (U.K.) Inc. (2009-2013).

Bruce T. Herring (1965)
Year of Election or Appointment: 2006 Vice President of certain Equity Funds

Mr. Herring also serves as Vice President of other funds. He serves as Chief Investment Officer of Fidelity Global Asset Allocation (GAA) (2013-present), Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present), Group Chief Investment Officer of FMR, and President of Fidelity Research & Analysis Company (2010-present). Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007), and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Vice President of other funds. Mr. Hogan serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR's Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Christine Reynolds (1958)
Year of Election or Appointment: 2008 Chief Financial Officer

Ms. Reynolds also serves as Chief Financial Officer of other funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Gary W. Ryan (1958)
Year of Election or Appointment: 2005 Assistant Treasurer

Mr. Ryan also serves as Assistant Treasurer of other funds. Mr. Ryan is an employee of Fidelity Investments and has served in other fund officer roles. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Stephen Sadoski (1971)
Year of Election or Appointment: 2012 Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

The Board of Trustees of each fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

Fidelity Advisor Large Cap Growth Fund	Pay Date	Record Date	Dividends	Capital Gains
Class A	10/23/12	10/22/12	$0.028	$1.475
Class T	10/23/12	10/22/12	$0.016	$1.475
Class B	10/23/12	10/22/12	$0.000	$1.466
Class C	10/23/12	10/22/12	$0.000	$1.466
Fidelity Advisor Stock Selector All Cap Fund	Pay Date	Record Date	Dividends	Capital Gains
Class A	10/23/12	10/22/12	$0.042	$0.012
Class T	10/23/12	10/22/12	$0.001	$0.012
Class B	10/23/12	10/22/12	$0.000	$0.000
Class C	10/23/12	10/22/12	$0.000	$0.000
Fidelity Advisor Strategic Growth Fund	Pay Date	Record Date	Dividends	Capital Gains
Class A	10/23/12	10/22/12	$0.042	$0.012
Class T	10/23/12	10/22/12	$0.001	$0.012
Class B	10/23/12	10/22/12	$0.000	$0.000
Class C	10/23/12	10/22/12	$0.000	$0.000
Fidelity Tax Managed Stock Fund	Pay Date	Record Date	Dividends	Capital Gains
Class A	10/23/12	10/22/12	$0.028	$0.006
Class T	10/23/12	10/22/12	$0.009	$0.006
Class B	10/23/12	10/22/12	$0.000	$0.000
Class C	10/23/12	10/22/12	$0.000	$0.000

A percentage of the dividends distributed during the fiscal year for the following funds qualifies for the dividends-received deduction for corporate shareholders:

Fidelity Stock Selector All Cap Fund
Class A	100%
Class T	100%
Class B	100%
Class C	100%
Fidelity Advisor Strategic Growth Fund
Class A	11%
Class T	11%
Class B	12%
Class C	12%
Fidelity Tax Managed Fund
Class A	100%
Class T	100%
Class B	0%
Class C	0%
Fidelity Large Cap Growth Fund
Class A	11%
Class T	11%
Class B	12%
Class C	12%

A percentage of the dividends distributed during the fiscal year for the following funds may be take into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code:

Fidelity Stock Selector All Cap Fund
Class A	100%
Class T	100%
Class B	100%
Class C	100%
Fidelity Advisor Strategic Growth Fund
Class A	9%
Class T	10%
Class B	9%
Class C	10%
Fidelity Tax Managed Fund
Class A	100%
Class T	100%
Class B	0%
Class C	0%
Fidelity Large Cap Growth Fund
Class A	12%
Class T	12%
Class B	13%
Class C	13%

Annual Report

Fidelity Stock Selector All Cap Fund hereby designates as a capital gain dividend with respect to the taxable year ended September 30, 2013 $174,125,768, or, if subsequently determined to be different, the net capital gain of such year.

Fidelity Advisor Strategic Growth Fund hereby designates as a capital gain dividend with respect to the taxable year ended June 21, 2013 $3,177,447, or if subsequently determined to be different, the net capital gain of such year.

Fidelity Large Cap Growth Fund hereby designates as a capital gain dividend with respect to the taxable year ended June 21, 2013 $11,166,356, or if subsequently determined to be different, the net capital gain of such year.

The fund will notify shareholders in January 2014 of amounts for use in preparing 2013 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Stock Selector All Cap Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2013 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is a part of the Fidelity family of funds.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, Fidelity Management & Research Company (FMR), and the sub-advisers (together, the Investment Advisers) as it relates to the fund, including the backgrounds of the fund's investment personnel, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board noted that FMR has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered the Investment Advisers' trading and risk management capabilities and resources, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs for global and income-oriented solutions; (iv) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (v) rationalizing product lines and gaining increased efficiencies through the mergers of several funds into other funds; (vi) strengthening Fidelity's index fund offerings by reducing investment minimums and adopting or lowering existing expense caps for certain funds and classes; (vii) enhancing Global Asset Allocation product offerings by launching new funds and strategies, including "open architecture" target date funds that utilize affiliated and unaffiliated sub-advisers; (viii) modifying the eligibility criteria for Institutional Class shares of Advisor funds to increase their marketability to a portion of the defined contribution plan market; (ix) creating a new low-cost retirement share class for certain Advisor funds to appeal to large retirement plans; (x) transitioning the management of certain Fidelity commodity funds to Geode Capital Management LLC, a registered commodity pool operator, while retaining administrative responsibilities for the funds; (xi) reorganizing a number of funds; and (xii) taking steps toward establishing a new Fidelity adviser to manage sector-based funds and products.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that there was a portfolio management change for a sleeve of the fund in January 2013 and May 2013.

Annual Report

The Board took into account discussions with the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board periodically considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of mutual funds with similar objectives ("peer group"). In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and the Investment Advisers' explanations for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved.  In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods which may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following:  general market conditions; issuer-specific information; tactical opportunities for investment; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box) and 75th percentile (bottom of box) of the peer universe.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Stock Selector All Cap Fund

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 11% means that 89% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Fidelity Stock Selector All Cap Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2012. The Board also noted the effect of the fund's negative performance adjustment on the fund's management fee ranking.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A, Class B, Class C, Institutional Class, the retail class and Class K ranked below its competitive median for 2012 and the total expense ratio of Class T ranked above its competitive median for 2012. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable, although Class T was above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Annual Report

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Amendment to Description of Group Fee Rate. At its July 2013 meeting, the Board voted to approve an amendment to the fund's management contract to modify the description of the "group fee rate" effective August 1, 2013. The Board noted that under the prior description in the contract, the group fee rate was based on the average net assets of all registered investment companies with which FMR has management contracts. Under the contract's tiered asset breakpoint schedule, the group fee rate is lower as total fund assets under FMR's management increase, and higher as total fund assets under FMR's management decrease. The Board considered that the prior description would have excluded the assets of 64 Fidelity sector funds from the group fee rate calculation once Fidelity SelectCo, LLC, an affiliate of FMR, assumed management responsibilities for those funds. The Board noted that modifying the description of the group fee rate to continue to include the assets of those 64 funds for purposes of determining group fee rate breakpoints would avoid an immediate adverse impact on the group fee rate for any fund.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the potential to further rationalize the Fidelity fund lineup with the possibility of achieving savings for the funds and Fidelity; (iii) the methodology with respect to competitive fund data and peer group classifications; (iv) the arrangements with, and performance of, certain sub-advisers on behalf of the Fidelity funds, as well as certain proposed participating affiliate arrangements; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, including the rationale for the individual fee rates of certain categories of funds and the definition of group assets; (vii) trends regarding industry use of performance fee structures and the performance adjustment methodologies applicable to the Fidelity funds; (viii) additional competitive analysis regarding the total expenses for certain classes; and (ix) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results.

Annual Report

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

JPMorgan Chase Bank

New York, NY

(Fidelity Investment logo)(registered trademark)

AFSS-UANN-1113
1.946019.100

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor®

Stock Selector All Cap

Fund - Institutional Class

Annual Report

September 30, 2013

(Fidelity Cover Art)

Institutional Class is
a class of Fidelity®
Stock Selector All Cap Fund

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Managers' review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2013 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended September 30, 2013	Past 1 year	Past 5 years	Past 10 years
Institutional Class A	23.25%	9.75%	7.52%

A The initial offering of Institutional Class shares took place on October 23, 2012. Returns prior to October 23, 2012, are those of Fidelity® Stock Selector All Cap Fund, the original class of the fund.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Stock Selector All Cap Fund - Institutional Class on September 30, 2003. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period. See footnote A above for additional information regarding the performance of Institutional Class.

Annual Report

Management's Discussion of Fund Performance

Market Recap: The bull run in U.S. stocks settled into a fifth year, as major equity benchmarks ripped through records during the 12 months ending September 30, 2013, despite bouts of volatility at either end of the period. Strong advances were fueled by a generally improving global economy and accommodative monetary policies worldwide. The trend was positive for much of the period, based largely on strengthening U.S. economic data. The broad-based S&P 500® Index set a series of new highs in rising 19.34% for the 12 months, while the blue-chip-laden Dow Jones Industrial AverageSM also achieved significant milestones en route to a 15.59% gain. The growth-oriented Nasdaq Composite Index® had an even stronger run, advancing 22.77%. Early in the period, stocks slipped on investor anxiety over the impending U.S. presidential election and federal debt-ceiling deadline. Although equities rebounded in the new year and steadily increased through late May, news that the U.S. Federal Reserve was considering tapering its stimulative bond-buying program kept stock markets in flux for the remainder of the period. The Fed eventually put aside an imminent tapering, but markets turned skittish over a possible military strike in Syria and a U.S. budget impasse that threatened to shut down the government. Elsewhere, non-U.S. developed-markets equities continued their rebound, with the MSCI® EAFE® Index adding 23.91%.

Comments from Geoff Stein and Christopher Sharpe, Lead Co-Portfolio Managers of Fidelity Advisor® Stock Selector All Cap Fund: For the year, the fund's Institutional Class shares rose 23.25%, outpacing the S&P 500®. Relative to the benchmark, all 10 underlying equity sector central funds beat their respective benchmark components. Benefiting from strong stock selection, the biggest contributors were information technology, health care, energy, telecommunication services and industrials. Collectively, the technology, health care, energy and industrials central funds accounted for 51% of portfolio assets during the period. So, the outperformance of these sizable constituents drove the fund's overall relative performance. On the downside, holding a modest cash stake in a rising market dampened the fund's relative return. Several top individual contributors were underweightings in large index components that underperformed, including technology heavyweights Apple and IBM and integrated-oil giant Exxon Mobil. The biggest detractors were an untimely underweighting in diversified financial services company Bank of America and an out-of-benchmark investment in electronic-payment equipment provider VeriFone Systems. We sold VeriFone during the period, reduced our position in Apple, and significantly increased our investment in Bank of America.

Annual Report

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

The Fund invests in Fidelity Central Funds, which are open-end investment companies with similar investment objectives to those of the Fund, available only to other mutual funds and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the underlying Fidelity Central Funds, the Fund also indirectly bear their proportionate share of the expenses of the underlying Fidelity Central Funds. These expenses are not included in the Fund's annualized expense ratio used to calculate either the actual or hypothetical expense estimates presented in the table but are summarized in a footnote to the table.

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The actual expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2013 to September 30, 2013) for Class A, Class T, Class B, Class C, Stock Selector All Cap, Class K and Institutional Class and for the entire period (August 13, 2013 to September 30, 2013) for Class Z. The hypothetical expense Example is based on an investment of $1,000 invested for the one-half year period (April 1, 2013 to September 30, 2013).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Annual Report

Shareholder Expense Example - continued

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense RatioB	Beginning Account Value	Ending Account Value September 30, 2013	Expenses Paid During Period
Class A	1.05%
Actual		$ 1,000.00	$ 1,115.60	$ 5.57C
HypotheticalA		$ 1,000.00	$ 1,019.80	$ 5.32D
Class T	1.31%
Actual		$ 1,000.00	$ 1,114.00	$ 6.94C
HypotheticalA		$ 1,000.00	$ 1,018.50	$ 6.63D
Class B	1.86%
Actual		$ 1,000.00	$ 1,111.00	$ 9.84C
HypotheticalA		$ 1,000.00	$ 1,015.74	$ 9.40D
Class C	1.83%
Actual		$ 1,000.00	$ 1,111.00	$ 9.68C
HypotheticalA		$ 1,000.00	$ 1,015.89	$ 9.25D
Stock Selector All Cap	.70%
Actual		$ 1,000.00	$ 1,117.40	$ 3.72C
HypotheticalA		$ 1,000.00	$ 1,021.56	$ 3.55D
Class K	.61%
Actual		$ 1,000.00	$ 1,118.00	$ 3.24C
HypotheticalA		$ 1,000.00	$ 1,022.01	$ 3.09D
Institutional Class	.77%
Actual		$ 1,000.00	$ 1,117.10	$ 4.09C
HypotheticalA		$ 1,000.00	$ 1,021.21	$ 3.90D
Class Z	.61%
Actual		$ 1,000.00	$ 1,014.30	$ .82C
HypotheticalA		$ 1,000.00	$ 1,022.01	$ 3.09D

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

Annual Report

C Actual expenses are equal to each Class' annualized expense ratio; multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period) for Class A, Class T, Class B, Class C, Stock Selector All Cap, Class K, and Institutional Class and multiplied by 49/365 (to reflect the period August 13, 2013 to September 30, 2013) for Class Z.

D Hypothetical expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

In addition to the expenses noted above, the Fund also indirectly bears its proportional share of the expenses of the underlying Fidelity Central Funds. Annualized expenses of the underlying Fidelity Central Funds as of their most recent fiscal half year ranged from less than .01% to .01%.

Annual Report

Investment Changes (Unaudited)

The information in the following tables is based on the Fund's pro-rata share of the investments of Fidelity's Equity Central Funds.
Top Ten Stocks as of September 30, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Google, Inc. Class A	1.7	1.6
British American Tobacco PLC sponsored ADR	1.5	1.5
Exxon Mobil Corp.	1.2	1.0
The Coca-Cola Co.	1.2	1.3
General Electric Co.	1.2	1.3
Procter & Gamble Co.	1.2	1.3
Gilead Sciences, Inc.	0.9	0.9
CVS Caremark Corp.	0.9	0.9
Apple, Inc.	0.9	1.7
Bank of America Corp.	0.9	0.8
	11.6
Top Five Market Sectors as of September 30, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	17.2	17.5
Financials	15.7	15.6
Health Care	13.1	12.3
Consumer Discretionary	12.6	11.4
Energy	10.6	10.7
At period end, investments in foreign securities, including the Fund's pro-rata share of Fidelity's Equity Central Funds, was 15.5% of net assets.

An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro-rata share of any securities and other investments held indirectly through its investment in the underlying non-money market Fidelity Central Funds, is available at fidelity.com and/or advisor.fidelity.com, as applicable.

Annual Report

Investments September 30, 2013

Showing Percentage of Net Assets

Equity Central Funds - 100.0%
	Shares	Value (000s)
Fidelity Consumer Discretionary Central Fund (b)	2,237,172	$ 439,067
Fidelity Consumer Staples Central Fund (b)	2,106,899	382,002
Fidelity Energy Central Fund (b)	2,616,706	379,161
Fidelity Financials Central Fund (b)	8,810,557	641,849
Fidelity Health Care Central Fund (b)	2,223,030	494,424
Fidelity Industrials Central Fund (b)	1,960,351	388,640
Fidelity Information Technology Central Fund (b)	3,108,950	691,773
Fidelity Materials Central Fund (b)	617,101	127,863
Fidelity Telecom Services Central Fund (b)	712,390	111,097
Fidelity Utilities Central Fund (b)	1,029,634	134,295
TOTAL EQUITY CENTRAL FUNDS (Cost $2,790,462)		3,790,171
Money Market Central Funds - 0.0%

Fidelity Cash Central Fund, 0.10% (a) (Cost $1,391)	1,390,624	1,391
TOTAL INVESTMENT PORTFOLIO - 100.0% (Cost $2,791,853)		3,791,562
NET OTHER ASSETS (LIABILITIES) - 0.0%		(846)
NET ASSETS - 100%		$ 3,790,716
Legend

(a) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. A complete unaudited schedule of portfolio holdings for each Fidelity Central Fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-Q and is available upon request or at the SEC's website at www.sec.gov. An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro-rata share of securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, is available at fidelity.com and/or advisor.fidelity.com, as applicable. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 1
Fidelity Consumer Discretionary Central Fund	4,177
Fidelity Consumer Staples Central Fund	9,322
Fidelity Energy Central Fund	5,764
Fidelity Financials Central Fund	11,272
Fidelity Health Care Central Fund	3,705
Fidelity Industrials Central Fund	5,787
Fidelity Information Technology Central Fund	5,042
Fidelity Materials Central Fund	1,917
Fidelity Securities Lending Cash Central Fund	-*
Fidelity Telecom Services Central Fund	3,007
Fidelity Utilities Central Fund	3,658
Total	$ 53,652
* Amount represents less than $1,000
Additional information regarding the Fund's fiscal year to date purchases and sales, including the ownership percentage, of the non Money Market Central Funds is as follows:
Fund (Amounts in thousands)	Value, beginning of period	Purchases*	Sales Proceeds	Value, end of period	% ownership, end of period
Fidelity Consumer Discretionary Central Fund	$ 247,223	$ 70,134	$ 43,092	$ 439,067	32.7%
Fidelity Consumer Staples Central Fund	270,008	62,015	58,598	382,002	37.6%
Fidelity Energy Central Fund	270,173	52,471	70,384	379,161	35.9%
Fidelity Financials Central Fund	381,251	97,720	57,790	641,849	32.8%
Fidelity Health Care Central Fund	290,253	73,819	80,874	494,424	34.9%
Fidelity Industrials Central Fund	233,368	45,871	36,685	388,640	32.4%
Fidelity Information Technology Central Fund	473,022	84,544	87,736	691,773	34.8%
Fidelity Materials Central Fund	78,333	14,437	425	127,863	31.9%
Fidelity Telecom Services Central Fund	78,962	13,577	12,503	111,097	37.5%
Fidelity Utilities Central Fund	87,525	23,843	12,685	134,295	33.7%
Total	$ 2,410,118	$ 538,431	$ 460,772	$ 3,790,171
* Includes the value of shares purchased through in-kind transactions. See Note 2 of the Notes to Financial Statements.
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

The information in the following table is based on the Fund's pro-rata share of the investments of Fidelity's Equity Central Funds.
Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows (Unaudited):
United States of America	84.5%
United Kingdom	2.8%
Canada	1.4%
Switzerland	1.4%
Japan	1.1%
Bermuda	1.0%
Netherlands	1.0%
Others (Individually Less Than 1%)	6.8%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	September 30, 2013

Assets
Investments in Fidelity Central Funds (cost $2,791,853)		$ 3,791,562
Cash		89
Receivable for investments sold		15,419
Receivable for fund shares sold		737
Dividends receivable		7
Receivable from investment adviser for expense reductions		2
Other receivables		78
Total assets		3,807,894

Liabilities
Payable for investments purchased	$ 1
Payable for fund shares redeemed	14,646
Accrued management fee	1,670
Distribution and service plan fees payable	167
Other affiliated payables	590
Other payables and accrued expenses	104
Total liabilities		17,178

Net Assets		$ 3,790,716
Net Assets consist of:
Paid in capital		$ 2,908,932
Undistributed net investment income		20,611
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(138,537)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		999,710
Net Assets		$ 3,790,716

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	September 30, 2013

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($225,843.75 ÷ 6,518.35 shares)	$ 34.65

Maximum offering price per share (100/94.25 of $34.65)	$ 36.76
Class T: Net Asset Value and redemption price per share ($130,899.44 ÷ 3,785.23 shares)	$ 34.58

Maximum offering price per share (100/96.50 of $34.58)	$ 35.83
Class B: Net Asset Value and offering price per share ($13,313.75 ÷ 386.61 shares)A	$ 34.44

Class C: Net Asset Value and offering price per share ($65,236.48 ÷ 1,894.11 shares)A	$ 34.44

Stock Selector All Cap: Net Asset Value, offering price and redemption price per share ($2,953,140.88 ÷ 84,989.70 shares)	$ 34.75

Class K: Net Asset Value, offering price and redemption price per share ($105,282.65 ÷ 3,028.13 shares)	$ 34.77

Institutional Class: Net Asset Value, offering price and redemption price per share ($296,897.77 ÷ 8,550.97 shares)	$ 34.72

Class Z: Net Asset Value, offering price and redemption price per share ($101.42 ÷ 2.92 shares)	$ 34.73

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended September 30, 2013

Investment Income
Dividends		$ 240
Income from Fidelity Central Funds		53,652
Total income		53,892

Expenses
Management fee Basic fee	$ 18,215
Performance adjustment	(1,214)
Transfer agent fees	5,414
Distribution and service plan fees	1,502
Accounting and security lending fees	946
Custodian fees and expenses	21
Independent trustees' compensation	20
Registration fees	247
Audit	64
Legal	21
Miscellaneous	139
Total expenses before reductions	25,375
Expense reductions	(843)	24,532
Net investment income (loss)		29,360
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	1,794
Fidelity Central Funds	159,100
Foreign currency transactions	2
Total net realized gain (loss)		160,896
Change in net unrealized appreciation (depreciation) on: Investment securities	540,025
Assets and liabilities in foreign currencies	(1)
Total change in net unrealized appreciation (depreciation)		540,024
Net gain (loss)		700,920
Net increase (decrease) in net assets resulting from operations		$ 730,280

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

Amounts in thousands	Year ended September 30, 2013	Year ended September 30, 2012
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 29,360	$ 19,322
Net realized gain (loss)	160,896	42,385
Change in net unrealized appreciation (depreciation)	540,024	450,780
Net increase (decrease) in net assets resulting from operations	730,280	512,487
Distributions to shareholders from net investment income	(24,415)	(7,628)
Distributions to shareholders from net realized gain	(3,382)	(830)
Total distributions	(27,797)	(8,458)
Share transactions - net increase (decrease)	679,524	623,455
Total increase (decrease) in net assets	1,382,007	1,127,484

Net Assets
Beginning of period	2,408,709	1,281,225
End of period (including undistributed net investment income of $20,611 and undistributed net investment income of $16,051, respectively)	$ 3,790,716	$ 2,408,709

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Year ended September 30,	2013 H
Selected Per-Share Data
Net asset value, beginning of period	$ 27.78
Income from Investment Operations
Net investment income (loss) E	.17
Net realized and unrealized gain (loss)	6.79
Total from investment operations	6.96
Distributions from net investment income	(.07)
Distributions from net realized gain	(.02)
Total distributions	(.09)
Net asset value, end of period	$ 34.65
Total Return B, C, D	25.12%
Ratios to Average Net Assets F, I
Expenses before reductions	1.06% A
Expenses net of fee waivers, if any	1.06% A
Expenses net of all reductions	1.04% A
Net investment income (loss)	.59% A
Supplemental Data
Net assets, end of period (in millions)	$ 226
Portfolio turnover rate G	8% J, K

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. Based on their most recent shareholder report date, the expenses ranged from less than .01% to .01%.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period October 23, 2012 (commencement of sale of shares) to September 30, 2013.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J The portfolio turnover rate does not include the assets acquired in the merger.

K Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Year ended September 30,	2013 H
Selected Per-Share Data
Net asset value, beginning of period	$ 27.78
Income from Investment Operations
Net investment income (loss) E	.10
Net realized and unrealized gain (loss)	6.77
Total from investment operations	6.87
Distributions from net investment income	(.05)
Distributions from net realized gain	(.02)
Total distributions	(.07)
Net asset value, end of period	$ 34.58
Total Return B, C, D	24.81%
Ratios to Average Net Assets F, I
Expenses before reductions	1.32% A
Expenses net of fee waivers, if any	1.31% A
Expenses net of all reductions	1.29% A
Net investment income (loss)	.34% A
Supplemental Data
Net assets, end of period (in millions)	$ 131
Portfolio turnover rate G	8% J, K

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. Based on their most recent shareholder report date, the expenses ranged from less than .01% to .01%.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period October 23, 2012 (commencement of sale of shares) to September 30, 2013.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J The portfolio turnover rate does not include the assets acquired in the merger.

K Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Year ended September 30,	2013 H
Selected Per-Share Data
Net asset value, beginning of period	$ 27.78
Income from Investment Operations
Net investment income (loss) E	(.06)
Net realized and unrealized gain (loss)	6.77
Total from investment operations	6.71
Distributions from net investment income	(.03)
Distributions from net realized gain	(.02)
Total distributions	(.05)
Net asset value, end of period	$ 34.44
Total Return B, C, D	24.18%
Ratios to Average Net Assets F, I
Expenses before reductions	1.86% A
Expenses net of fee waivers, if any	1.86% A
Expenses net of all reductions	1.84% A
Net investment income (loss)	(.21)% A
Supplemental Data
Net assets, end of period (in millions)	$ 13
Portfolio turnover rate G	8% J, K

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. Based on their most recent shareholder report date, the expenses ranged from less than .01% to .01%.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period October 23, 2012 (commencement of sale of shares) to September 30, 2013.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J The portfolio turnover rate does not include the assets acquired in the merger.

K Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Year ended September 30,	2013 H
Selected Per-Share Data
Net asset value, beginning of period	$ 27.78
Income from Investment Operations
Net investment income (loss) E	(.05)
Net realized and unrealized gain (loss)	6.76
Total from investment operations	6.71
Distributions from net investment income	(.03)
Distributions from net realized gain	(.02)
Total distributions	(.05)
Net asset value, end of period	$ 34.44
Total Return B, C, D	24.19%
Ratios to Average Net Assets F, I
Expenses before reductions	1.84% A
Expenses net of fee waivers, if any	1.84% A
Expenses net of all reductions	1.82% A
Net investment income (loss)	(.18)% A
Supplemental Data
Net assets, end of period (in millions)	$ 65
Portfolio turnover rate G	8% J, K

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. Based on their most recent shareholder report date, the expenses ranged from less than .01% to .01%.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period October 23, 2012 (commencement of sale of shares) to September 30, 2013.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J The portfolio turnover rate does not include the assets acquired in the merger.

K Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Stock Selector All Cap

Years ended September 30,	2013	2012	2011 G	2010 J	2009 J	2008 J
Selected Per-Share Data
Net asset value, beginning of period	$ 28.48	$ 22.21	$ 23.68	$ 19.98	$ 18.79	$ 32.37
Income from Investment Operations
Net investment income (loss) D	.30	.24	.15	.16	.14	.20
Net realized and unrealized gain (loss)	6.28	6.18	(1.48)	3.69	1.27	(12.14)
Total from investment operations	6.58	6.42	(1.33)	3.85	1.41	(11.94)
Distributions from net investment income	(.27)	(.14)	(.14)	(.15)	(.22)	(.16)
Distributions from net realized gain	(.04)	(.02)	-	-	-	(1.48)
Total distributions	(.31)	(.15) L	(.14)	(.15)	(.22)	(1.64)
Net asset value, end of period	$ 34.75	$ 28.48	$ 22.21	$ 23.68	$ 19.98	$ 18.79
Total Return B, C	23.36%	29.02%	(5.68)%	19.35%	7.77%	(38.78)%
Ratios to Average Net Assets E, H
Expenses before reductions	.71%	.72%	.80% A	.87%	.87%	.93%
Expenses net of fee waivers, if any	.71%	.72%	.80% A	.87%	.87%	.93%
Expenses net of all reductions	.69%	.71%	.78% A	.86%	.87%	.93%
Net investment income (loss)	.96%	.90%	.64% A	.72%	.82%	.77%
Supplemental Data
Net assets, end of period (in millions)	$ 2,953	$ 2,361	$ 1,247	$ 730	$ 552	$ 698
Portfolio turnover rate F	8% I, K	21%	9% A	147% K	109%	121%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. Based on their most recent shareholder report date, the expenses ranged from less than .01% to .01%.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the eleven month period ended September 30. The Fund changed its fiscal year from October 31 to September 30, effective September 30, 2011.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I The portfolio turnover rate does not include the assets acquired in the merger.

J For the period ended October 31.

K Portfolio turnover rate excludes securities received or delivered in-kind.

L Total distributions of $.15 per share is comprised of distributions from net investment income of $.136 and distributions from net realized gain of $.015 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class K

Years ended September 30,	2013	2012	2011 G	2010 K	2009 K	2008 H
Selected Per-Share Data
Net asset value, beginning of period	$ 28.50	$ 22.23	$ 23.70	$ 20.00	$ 18.81	$ 27.80
Income from Investment Operations
Net investment income (loss) D	.33	.27	.19	.20	.18	.06
Net realized and unrealized gain (loss)	6.28	6.19	(1.47)	3.69	1.27	(9.05)
Total from investment operations	6.61	6.46	(1.28)	3.89	1.45	(8.99)
Distributions from net investment income	(.30)	(.17)	(.19)	(.19)	(.26)	-
Distributions from net realized gain	(.04)	(.02)	-	-	-	-
Total distributions	(.34)	(.19)	(.19)	(.19)	(.26)	-
Net asset value, end of period	$ 34.77	$ 28.50	$ 22.23	$ 23.70	$ 20.00	$ 18.81
Total Return B, C	23.47%	29.18%	(5.50)%	19.54%	8.00%	(32.34)%
Ratios to Average Net Assets E, I
Expenses before reductions	.61%	.61%	.62% A	.68%	.65%	.79% A
Expenses net of fee waivers, if any	.61%	.61%	.62% A	.68%	.65%	.79% A
Expenses net of all reductions	.59%	.59%	.60% A	.66%	.65%	.78% A
Net investment income (loss)	1.06%	1.02%	.81% A	.91%	1.04%	.63% A
Supplemental Data
Net assets, end of period (in millions)	$ 105	$ 47	$ 34	$ 36	$ 22	$ 35
Portfolio turnover rate F	8% J, L	21%	9% A	147% L	109%	121%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. Based on their most recent shareholder report date, the expenses ranged from less than .01% to .01%.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the eleven month period ended September 30. The Fund changed its fiscal year from October 31 to September 30, effective September 30, 2011.

H For the period May 9, 2008 (commencement of sale of shares) to October 31, 2008.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J The portfolio turnover rate does not include the assets acquired in the merger.

K For the period ended October 31.

L Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Year ended September 30,	2013 G
Selected Per-Share Data
Net asset value, beginning of period	$ 27.78
Income from Investment Operations
Net investment income (loss) D	.25
Net realized and unrealized gain (loss)	6.79
Total from investment operations	7.04
Distributions from net investment income	(.08)
Distributions from net realized gain	(.02)
Total distributions	(.10)
Net asset value, end of period	$ 34.72
Total Return B, C	25.43%
Ratios to Average Net Assets E, H
Expenses before reductions	.78% A
Expenses net of fee waivers, if any	.78% A
Expenses net of all reductions	.76% A
Net investment income (loss)	.87% A
Supplemental Data
Net assets, end of period (in millions)	$ 297
Portfolio turnover rate F	8% I, J

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. Based on their most recent shareholder report date, the expenses ranged from less than .01% to .01%.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period October 23, 2012 (commencement of sale of shares) to September 30, 2013.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I The portfolio turnover rate does not include the assets acquired in the merger.

J Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class Z

Year ended September 30,	2013 G
Selected Per-Share Data
Net asset value, beginning of period	$ 34.24
Income from Investment Operations
Net investment income (loss) D	.06
Net realized and unrealized gain (loss)	.43
Total from investment operations	.49
Net asset value, end of period	$ 34.73
Total Return B, C	1.43%
Ratios to Average Net Assets E, H
Expenses before reductions	.61% A
Expenses net of fee waivers, if any	.61% A
Expenses net of all reductions	.59% A
Net investment income (loss)	1.36% A
Supplemental Data
Net asset value, end of period (000 omitted)	101
Portfolio turnover rate F	8% I, J

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. Based on their most recent shareholder report date, the expenses ranged from less than .01% to .01%.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period August 13, 2013 (commencement of sale of shares) to September 30, 2013.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I The portfolio turnover rate does not include the assets acquired in the merger.

J Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended September 30, 2013

(Amounts in thousands except percentages)

1. Organization.

Fidelity Stock Selector All Cap Fund (the Fund) is a fund of Fidelity Capital Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund commenced sale of Class A, Class T, Class B, Class C and Institutional Class shares on October 23, 2012. The Fund commenced sale of Class Z shares on August 13, 2013. The Fund offers Class A, Class T, Class C, Stock Selector All Cap, Class K, Institutional Class and Class Z shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

During the period, the Fund exchanged securities for shares of 10 Fidelity Equity Central Funds ("the Equity Central Funds") all of which are affiliated investment companies managed by FMRC, an affiliate of FMR. Each of the Equity Central Funds seeks capital appreciation and invests primarily in securities of companies whose principal business activities fall within specific industries. The Fund delivered securities to each Equity Central Fund in exchange for shares of each respective Equity Central Fund, as presented in the accompanying table. The exchange with Telecom Services resulted in a realized gain of $297 and $296 to the Fund for Financial Statement and for federal income tax purposes, respectively.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

2. Investments in Fidelity Central Funds - continued

Fidelity Equity Central Fund	Value of Securities Delivered	Unrealized Appreciation / (Depreciation)	Shares of Equity Central Fund Exchanged
Consumer Discretionary	$ 37,807	$ 3,097	198
Consumer Staples	33,048	1,670	179
Energy	34,725	1,110	250
Financials	52,529	1,975	724
Health Care	41,205	5,068	197
Industrials	32,762	1,854	172
Information Technology	57,698	5,160	276
Materials	10,317	378	52
Telecom Services	9,474	(81)	60
Utilities	11,773	296	90
Total	$ 321,338	$ 20,527	2,198

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the Fund. These strategies are consistent with the investment objectives of the Fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the Fund. The following summarizes the Fund's investment in each non-money market Fidelity Central Fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio*
Fidelity Equity Central Funds	FMR Co., Inc. (FMRC)	Each fund seeks capital appreciation by investing primarily in common stocks, with a concentration in a particular industry.	Foreign Securities Repurchase Agreements Restricted Securities	Less than .01% to .01%

* Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro-rata share of any securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, is available at fidelity.com and/or advisor.fidelity.com, as applicable. A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including

Annual Report

2. Investments in Fidelity Central Funds - continued

investment valuation policies) of those funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Foreign Currency - continued

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known. Expenses included in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses of the Fidelity Central Funds. Although not included in the Fund's expenses, the Fund indirectly bears its proportionate share of the Fidelity Central Funds' expenses through the impact of these expenses on each Fidelity Central Fund's NAV.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of September 30, 2013, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, partnerships (including allocations from Fidelity Central Funds), deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 738,354
Gross unrealized depreciation	(349)
Net unrealized appreciation (depreciation) on securities and other investments	$ 738,005
Tax Cost	$ 3,053,557

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 22,107
Undistributed long-term capital gain	$ 174,126
Net unrealized appreciation (depreciation)	$ 738,006

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. Capital loss carryforwards were as follows:

Fiscal year of expiration:
2016	$ (9,858)
2017	(42,130)
Total capital loss carryforward	$ (51,988)

The Fund acquired $120,933 of capital loss carryforwards from Fidelity Advisor Stock Selector All Cap Fund when it merged into the Fund in October 2012. The losses acquired that will be available to offset future capital gains of the Fund will be limited to approximately $18,047 per year. The Fund acquired $34,658 of capital loss carryforwards from Fidelity Tax Managed Stock Fund and $62,546 of capital loss carryforwards from Fidelity 130/30 Large Cap Fund in June 2013. The losses acquired that will be available to offset future capital gains of the Fund will be limited to approximately $2,038 and $594 per year, respectively. As a result, at least $88,580 of the Fund's capital loss carryforward will expire unused and is not included in the capital loss carryforward amounts disclosed above.

The tax character of distributions paid was as follows:

	September 30, 2013	September 30, 2012
Ordinary Income	$ 27,797	$ 8,458

4. Purchases and Sales of Investments.

Purchases and sales of securities (including the Equity Central Funds), other than short-term securities and in-kind transactions, aggregated $252,915 and $481,109, respectively.

Annual Report

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR, including any mutual funds previously advised by FMR that are currently advised by Fidelity SelectCo, LLC, an affiliate of FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± 20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of the Stock Selector All Cap Fund as compared to an appropriate benchmark index over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .52% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

FMR pays a portion of the management fees received from the Fund to the Fidelity Central Funds' investment advisers, who are also affiliates, for managing the assets of the Fidelity Central Funds.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 444	$ 10
Class T	.25%	.25%	507	7
Class B	.75%	.25%	114	87
Class C	.75%	.25%	437	50
			$ 1,502	$ 154

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

5. Fees and Other Transactions with Affiliates - continued

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 14
Class T	5
Class B*	5
Class C*	3
$ 27

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Stock Selector All Cap, except for Class Z. FIIOC receives an asset-based fee of Class K's and Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 450	.25*
Class T	259	.26*
Class B	35	.30*
Class C	124	.28*
Stock Selector All Cap	3,923.15
Class K	32.05
Institutional Class	591	.23*
Class Z	-**	.05*
	$ 5,414

* Annualized

** Amount represents seven dollars.

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The fee is based on the level of average net assets for each month.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $1 for the period.

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $7 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. At period end, there were no security loans outstanding. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to twenty-two dollars. During the period, there were no securities loaned to FCM.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

8. Expense Reductions.

FMR voluntarily agreed to reimburse a portion of the Fund's Class A, Class T, Class B, Class C, Stock Selector All Cap, Class K and Institutional Class operating expenses. During the period, this reimbursement reduced expenses as follows:

Reimbursement

Class A	$ 1
Class T	-*
Class B	-**
Class C	-***
Stock Selector All Cap	96
Class K	3
Institutional Class	1
$ 101

* Amount represents four hundred and eighty dollars.

** Amount represents fifty-two dollars.

*** Amount represents two hundred and thirty-eight dollars.

Commissions paid to certain brokers with whom FMR, or its affiliates, places trades on behalf of the Fund and the Equity Central Funds include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $737 for the period.

In addition, FMR reimbursed a portion of the Fund's operating expenses during the period in the amount of $5.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended September 30,	2013A	2012
From net investment income
Class A	$ 411	$ -
Class T	188	-
Class B	11	-
Class C	39	-
Stock Selector All Cap	22,500	7,362
Class K	490	266
Institutional Class	776	-
Total	$ 24,415	$ 7,628

Annual Report

9. Distributions to Shareholders - continued

Years ended September 30,	2013A	2012
From net realized gain
Class A	$ 122	$ -
Class T	70	-
Class B	8	-
Class C	27	-
Stock Selector All Cap	2,907	807
Class K	56	23
Institutional Class	192	-
Total	$ 3,382	$ 830

A Distributions for Class A, Class T, Class B, Class C and Institutional Class are for the period October 23, 2012, (commencement of sale of shares) to September 30, 2013.

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended September 30,	2013 A, B	2012	2013 A, B	2012
Class A
Shares sold	657	-	$ 20,426	$ -
Issued in exchange for shares of Fidelity 130/30 Large Cap Fund	53	-	1,661	-
Issued in exchange for shares of Fidelity Advisor Stock Selector All Cap Fund	6,392	-	177,562	-
Issued in exchange for shares of Fidelity Advisor Strategic Growth Fund	686	-	21,621	-
Issued in exchange for shares of Fidelity Large Cap Growth Fund	448	-	14,128	-
Issued in exchange for shares of Fidelity Tax Managed Stock Fund	241	-	7,592	-
Reinvestment of distributions	18	-	511	-
Shares redeemed	(1,977)	-	(61,087)	-
Net increase (decrease)	6,518	-	$ 182,414	$ -
Class T
Shares sold	267	-	$ 8,363	$ -
Issued in exchange for shares of Fidelity 130/30 Large Cap Fund	31	-	985	-
Issued in exchange for shares of Fidelity Advisor Stock Selector All Cap Fund	3,617	-	100,480	-
Issued in exchange for shares of Fidelity Advisor Strategic Growth Fund	360	-	11,350	-
Issued in exchange for shares of Fidelity Large Cap Growth Fund	196	-	6,157	-
Issued in exchange for shares of Fidelity Tax Managed Stock Fund	124	-	3,891	-
Reinvestment of distributions	9	-	247	-

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

10. Share Transactions - continued

	Shares		Dollars
Years ended September 30,	2013 A, B	2012	2013 A, B	2012
Class T
Shares redeemed	(819)	-	$ (25,138)	$ -
Net increase (decrease)	3,785	-	$ 106,335	$ -
Class B
Shares sold	7	-	$ 251	$ -
Issued in exchange for shares of Fidelity 130/30 Large Cap Fund	12	-	372	-
Issued in exchange for shares of Fidelity Advisor Stock Selector All Cap Fund	432	-	11,996	-
Issued in exchange for shares of Fidelity Advisor Strategic Growth Fund	39	-	1,226	-
Issued in exchange for shares of Fidelity Large Cap Growth Fund	45	-	1,402	-
Issued in exchange for shares of Fidelity Tax Managed Stock Fund	20	-	614	-
Reinvestment of distributions	1	-	18	-
Shares redeemed	(169)	-	(5,331)	-
Net increase (decrease)	387	-	$ 10,548	$ -
Class C
Shares sold	122	-	$ 3,833	$ -
Issued in exchange for shares of Fidelity 130/30 Large Cap Fund	35	-	1,092	-
Issued in exchange for shares of Fidelity Advisor Stock Selector All Cap Fund	1,407	-	39,072	-
Issued in exchange for shares of Fidelity Advisor Strategic Growth Fund	242	-	7,604	-
Issued in exchange for shares of Fidelity Large Cap Growth Fund	246	-	7,718	-
Issued in exchange for shares of Fidelity Tax Managed Stock Fund	81	-	2,547	-
Reinvestment of distributions	2	-	59	-
Shares redeemed	(241)	-	(7,375)	-
Net increase (decrease)	1,894	-	$ 54,550	$ -
Stock Selector All Cap
Shares sold	7,716	46,209	$ 278,216	$ 1,129,433
Issued in exchange for shares of Fidelity 130/30 Large Cap Fund	564	-	17,803	-
Issued in exchange for shares of Fidelity Large Cap Growth Fund	4,124	-	130,279	-
Issued in exchange for shares of Fidelity Tax Managed Stock Fund	1,893	-	59,813	-
Reinvestment of distributions	894	326	25,085	7,992
Shares redeemed	(13,117)	(19,746)	(461,605)	(516,662)
Net increase (decrease)	2,074	26,789	$ 49,591	$ 620,763

Annual Report

10. Share Transactions - continued

	Shares		Dollars
Years ended September 30,	2013 A, B	2012	2013 A, B	2012
Class K
Shares sold	1,966	557	$ 62,070	$ 14,475
Reinvestment of distributions	19	12	546	289
Shares redeemed	(615)	(459)	(19,796)	(12,072)
Net increase (decrease)	1,370	110	$ 42,820	$ 2,692
Institutional Class
Shares sold	892	-	$ 27,516	$ -
Issued in exchange for shares of Fidelity 130/30 Large Cap Fund	3	-	86	-
Issued in exchange for shares of Fidelity Advisor Stock Selector All Cap Fund	9,736	-	270,464	-
Issued in exchange for shares of Fidelity Advisor Strategic Growth Fund	52	-	1,649	-
Issued in exchange for shares of Fidelity Large Cap Growth Fund	122	-	3,838	-
Issued in exchange for shares of Fidelity Tax Managed Stock Fund	32	-	1,016	-
Reinvestment of distributions	34	-	955	-
Shares redeemed	(2,320)	-	(72,358)	-
Net increase (decrease)	8,551	-	$ 233,166	$ -
Class Z
Shares sold	3	-	$ 100	$ -

A Share transactions for Class A, Class T, Class B, Class C and Institutional Class are for the period October 23, 2012 (commencement of sale of shares) to September 30, 2013.

B Share transactions for Class Z are for the period August 13, 2013 (commencement of sale of shares) to September 30, 2013.

11. Merger Information.

On October 26, 2012, the Fund acquired all of the assets and assumed all of the liabilities of Fidelity Advisor® Stock Selector All Cap Fund ("Target Fund") pursuant to an agreement and plan of reorganization approved by the Board of Trustees ("The Board") on March 14, 2012. In addition, the Board approved the creation of additional classes of shares that commenced operations on October 23, 2012. The acquisition was accomplished by an exchange of shares of each class of the Fund for corresponding shares then outstanding of the Target Fund at their net asset value on the acquisition date. The reorganization provides shareholders of the Target Fund access to a larger portfolio with a similar investment objective. The reorganization qualified as a tax-free reorganization for federal income tax purposes with no gain or loss recognized to the funds or their shareholders. The Target Fund's net assets of $599,574, including securities of $600,112 and unrealized appreciation of $108,565, were combined with the Fund's net assets of $2,356,214 for total net assets after the acquisition of $2,955,788.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

11. Merger Information - continued

On June 21, 2013, the Fund acquired all of the assets and assumed all of the liabilities of Fidelity 130/30 Large Cap Fund, Fidelity Advisor Strategic Growth Fund, Fidelity Large Cap Growth Fund and Fidelity Tax Managed Stock Fund ("Target Funds") pursuant to agreements and plans of reorganization approved by the Board of Trustees ("The Board") on November 14, 2012. The acquisition was accomplished by an exchange of shares of each class of the Fund for corresponding shares then outstanding of the Target Funds at their net asset value on the acquisition date. The reorganization provides shareholders of the Target Funds access to a larger portfolio with a similar investment objective and lower expenses. The reorganization qualified as a tax-free reorganization for federal income tax purposes with no gain or loss recognized to the funds or their shareholders. The Target Funds' net assets of $21,999, including securities of $21,969 and unrealized depreciation of $(344) for Fidelity 130/30 Large Cap Fund; and net assets of $43,450, including securities of $43,568 and unrealized appreciation of $1,310 for Fidelity Advisor Strategic Growth Fund; and net assets of $163,522, including securities of $163,249 and unrealized appreciation of $3,672 for Fidelity Large Cap Growth Fund; and net assets of $75,473, including securities of $75,390 and unrealized depreciation of $(1,483) for Fidelity Tax Managed Stock Fund; were combined with the Fund's net assets of $3,262,556 for total net assets after the acquisition of $3,567,000.

Pro forma results of operations of the combined entity for the entire period ended September 30, 2013, as though the acquisition had occurred as of the beginning of the year (rather than on the actual acquisition dates), are as follows:

Net investment income (loss)	$ 31,218
Total net realized gain (loss)	227,999
Total change in net unrealized appreciation (depreciation)	493,669
Net increase (decrease) in net assets resulting from operations	$ 752,886

Because the combined investment portfolios have been managed as a single portfolio since the acquisitions were completed, it is not practicable to separate the amounts of revenue and earnings of the acquired funds that have been included in the Fund's accompanying Statement of Operations since October 26, 2012 and June 21, 2013, respectively.

Annual Report

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, a shareholder of record owned approximately 39% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Capital Trust and Shareholders of Fidelity Stock Selector All Cap Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Stock Selector All Cap Fund (the Fund), a fund of Fidelity Capital Trust, including the schedule of investments, as of September 30, 2013, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2013, by correspondence with the custodians and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Stock Selector All Cap Fund as of September 30, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

November 20, 2013

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, Ned C. Lautenbach, Ronald P. O'Hanley, and William S. Stavropoulos, each of the Trustees oversees 172 funds. Mr. Curvey oversees 395 funds. Mr. Lautenbach, Mr. O'Hanley, and Mr. Stavropoulos each oversees 246 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person of the trust and the fund (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

Annual Report

Trustees and Officers - continued

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (1957)
Year of Election or Appointment: 2011 Trustee

Mr. O'Hanley also serves as Trustee of other Fidelity funds. He is Director of Fidelity SelectCo, LLC (2013-present), FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a Member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2002 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer, and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Executive officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Scott C. Goebel (1968)
Year of Election or Appointment: 2008 Secretary and Chief Legal Officer (CLO)

Mr. Goebel serves as Secretary and CLO of other funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Secretary and CLO of other Fidelity funds (2008-2013), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC or an affiliate since 2001.

Joseph A. Hanlon (1968)
Year of Election or Appointment: 2012 Chief Compliance Officer

Mr. Hanlon also serves as Chief Compliance Officer of other funds. Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), and Fidelity Management & Research (Hong Kong) (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments. Previously, Mr. Hanlon served as Compliance Officer of Fidelity Management & Research (Japan) Inc. (2009-2013), Strategic Advisers, Inc. (2009-2013), and Fidelity Management & Research (U.K.) Inc. (2009-2013).

Bruce T. Herring (1965)
Year of Election or Appointment: 2006 Vice President of certain Equity Funds

Mr. Herring also serves as Vice President of other funds. He serves as Chief Investment Officer of Fidelity Global Asset Allocation (GAA) (2013-present), Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present), Group Chief Investment Officer of FMR, and President of Fidelity Research & Analysis Company (2010-present). Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007), and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Vice President of other funds. Mr. Hogan serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR's Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Christine Reynolds (1958)
Year of Election or Appointment: 2008 Chief Financial Officer

Ms. Reynolds also serves as Chief Financial Officer of other funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Gary W. Ryan (1958)
Year of Election or Appointment: 2005 Assistant Treasurer

Mr. Ryan also serves as Assistant Treasurer of other funds. Mr. Ryan is an employee of Fidelity Investments and has served in other fund officer roles. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Stephen Sadoski (1971)
Year of Election or Appointment: 2012 Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

The Board of Trustees of each fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

Fidelity Advisor Large Cap Growth Fund	Pay Date	Record Date	Dividends	Capital Gains
Institutional Class	06/20/13	06/19/13	$0.043	$1.475
Fidelity Advisor Stock Selector All Cap Fund	Pay Date	Record Date	Dividends	Capital Gains
Institutional Class	10/23/12	10/22/12	$0.092	$0.012
Fidelity Advisor Strategic Growth Fund	Pay Date	Record Date	Dividends	Capital Gains
Institutional Class	06/20/13	06/19/13	$0.028	$1.963
Fidelity 130/30 Large Cap Fund	Pay Date	Record Date	Dividends	Capital Gains
Institutional Class	06/20/13	06/19/13	$0.004	$0.000
Fidelity Tax Managed Stock Fund	Pay Date	Record Date	Dividends	Capital Gains
Institutional Class	06/20/13	06/19/13	$0.047	$0.006

A percentage of the dividends distributed during the fiscal year for the following funds qualifies for the dividends-received deduction for corporate shareholders:

Fidelity Stock Selector All Cap Fund
Institutional Class	100%
Fidelity Advisor Strategic Growth Fund
Institutional Class	11%
Fidelity 130/30 Large Cap Fund
Institutional Class	100%
Fidelity Tax Managed Fund
Institutional Class	100%
Fidelity Large Cap Growth Fund
Institutional Class	11%

Annual Report

Distributions (Unaudited) - continued

A percentage of the dividends distributed during the fiscal year for the following funds may be take into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code:

Fidelity Stock Selector All Cap Fund
Institutional Class	100%
Fidelity Advisor Strategic Growth Fund
Institutional Class	9%
Fidelity 130/30 Large Cap Fund
Institutional Class	100%
Fidelity Tax Managed Fund
Institutional Class	100%
Fidelity Large Cap Growth Fund
Institutional Class	12%

Fidelity Stock Selector All Cap Fund hereby designates as a capital gain dividend with respect to the taxable year ended September 30, 2013 $174,125,768, or, if subsequently determined to be different, the net capital gain of such year.

Fidelity Advisor Strategic Growth Fund hereby designates as a capital gain dividend with respect to the taxable year ended June 21, 2013 $3,177,447, or if subsequently determined to be different, the net capital gain of such year.

Fidelity Large Cap Growth Fund hereby designates as a capital gain dividend with respect to the taxable year ended June 21, 2013 $11,166,356, or if subsequently determined to be different, the net capital gain of such year.

The fund will notify shareholders in January 2014 of amounts for use in preparing 2013 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Stock Selector All Cap Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2013 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is a part of the Fidelity family of funds.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, Fidelity Management & Research Company (FMR), and the sub-advisers (together, the Investment Advisers) as it relates to the fund, including the backgrounds of the fund's investment personnel, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board noted that FMR has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered the Investment Advisers' trading and risk management capabilities and resources, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Annual Report

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs for global and income-oriented solutions; (iv) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (v) rationalizing product lines and gaining increased efficiencies through the mergers of several funds into other funds; (vi) strengthening Fidelity's index fund offerings by reducing investment minimums and adopting or lowering existing expense caps for certain funds and classes; (vii) enhancing Global Asset Allocation product offerings by launching new funds and strategies, including "open architecture" target date funds that utilize affiliated and unaffiliated sub-advisers; (viii) modifying the eligibility criteria for Institutional Class shares of Advisor funds to increase their marketability to a portion of the defined contribution plan market; (ix) creating a new low-cost retirement share class for certain Advisor funds to appeal to large retirement plans; (x) transitioning the management of certain Fidelity commodity funds to Geode Capital Management LLC, a registered commodity pool operator, while retaining administrative responsibilities for the funds; (xi) reorganizing a number of funds; and (xii) taking steps toward establishing a new Fidelity adviser to manage sector-based funds and products.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that there was a portfolio management change for a sleeve of the fund in January 2013 and May 2013.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board took into account discussions with the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board periodically considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of mutual funds with similar objectives ("peer group"). In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and the Investment Advisers' explanations for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved.  In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods which may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following:  general market conditions; issuer-specific information; tactical opportunities for investment; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box) and 75th percentile (bottom of box) of the peer universe.

Annual Report

Fidelity Stock Selector All Cap Fund

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 11% means that 89% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Stock Selector All Cap Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2012. The Board also noted the effect of the fund's negative performance adjustment on the fund's management fee ranking.

Annual Report

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A, Class B, Class C, Institutional Class, the retail class and Class K ranked below its competitive median for 2012 and the total expense ratio of Class T ranked above its competitive median for 2012. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable, although Class T was above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

Annual Report

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Amendment to Description of Group Fee Rate. At its July 2013 meeting, the Board voted to approve an amendment to the fund's management contract to modify the description of the "group fee rate" effective August 1, 2013. The Board noted that under the prior description in the contract, the group fee rate was based on the average net assets of all registered investment companies with which FMR has management contracts. Under the contract's tiered asset breakpoint schedule, the group fee rate is lower as total fund assets under FMR's management increase, and higher as total fund assets under FMR's management decrease. The Board considered that the prior description would have excluded the assets of 64 Fidelity sector funds from the group fee rate calculation once Fidelity SelectCo, LLC, an affiliate of FMR, assumed management responsibilities for those funds. The Board noted that modifying the description of the group fee rate to continue to include the assets of those 64 funds for purposes of determining group fee rate breakpoints would avoid an immediate adverse impact on the group fee rate for any fund.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the potential to further rationalize the Fidelity fund lineup with the possibility of achieving savings for the funds and Fidelity; (iii) the methodology with respect to competitive fund data and peer group classifications; (iv) the arrangements with, and performance of, certain sub-advisers on behalf of the Fidelity funds, as well as certain proposed participating affiliate arrangements; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, including the rationale for the individual fee rates of certain categories of funds and the definition of group assets; (vii) trends regarding industry use of performance fee structures and the performance adjustment methodologies applicable to the Fidelity funds; (viii) additional competitive analysis regarding the total expenses for certain classes; and (ix) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

JPMorgan Chase Bank

New York, NY

(Fidelity Investment logo)(registered trademark)

AFSSI-UANN-1113
1.946012.100

Item 2. Code of Ethics

As of the end of the period, September 30, 2013, Fidelity Capital Trust (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Joseph Mauriello is an audit committee financial expert, as defined in Item 3 of Form N-CSR.   Mr. Mauriello is independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, "Deloitte Entities") in each of the last two years for services rendered to Fidelity Stock Selector All Cap Fund (the "Fund"):

Services Billed by Deloitte Entities

September 30, 2013 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Stock Selector All Cap Fund	$46,000	$-	$4,700	$500

September 30, 2012 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Stock Selector All Cap Fund	$38,000	$-	$4,600	$400

A Amounts may reflect rounding.

The following table presents fees billed by Deloitte Entities that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Fund and that are rendered on behalf of Fidelity Management & Research Company ("FMR") and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund ("Fund Service Providers"):

Services Billed by Deloitte Entities

	September 30, 2013A	September 30, 2012A
Audit-Related Fees	$1,115,000	$615,000
Tax Fees	$-	$-
All Other Fees	$705,000	$1,130,000

A Amounts may reflect rounding.

"Audit-Related Fees" represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

"Tax Fees" represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

"All Other Fees" represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by Deloitte Entities for services rendered to the Fund, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Fund are as follows:

Billed By	September 30, 2013 A	September 30, 2012 A
Deloitte Entities	$1,935,000	$1,790,000

A Amounts may reflect rounding.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by Deloitte Entities to Fund Service Providers to be compatible with maintaining the independence of Deloitte Entities in its audit of the Fund, taking into account representations from Deloitte Entities, in accordance with Public Company Accounting Oversight Board rules, regarding its independence from the Fund and its related entities and FMR's review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust's Audit Committee must pre-approve all audit and non-audit services provided by a fund's independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee's consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund ("Covered Service") are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair's absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee on a periodic basis.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X ("De Minimis Exception")

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Fund's last two fiscal years relating to services provided to (i) the Fund or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Fund.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Investments

(a) Not applicable.

(b) Not applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust's Board of Trustees.

Item 11. Controls and Procedures

(a)(i) The President and Treasurer and the Chief Financial Officer have concluded that the trust's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii) There was no change in the trust's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust's internal control over financial reporting.

Item 12. Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Capital Trust

By:	/s/Kenneth B. Robins
Kenneth B. Robins
President and Treasurer

Date:	November 26, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Kenneth B. Robins
Kenneth B. Robins
President and Treasurer

Date:	November 26, 2013
By:	/s/Christine Reynolds
Christine Reynolds
Chief Financial Officer

Date:	November 26, 2013